[Bear Stearns Logo]           September 12, 2002           [Merrill Lynch logo]


                                CMBS New Issue
                             Collateral Term Sheet



                                 $815,238,000
                                 (Approximate)

               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

                   Prudential Mortgage Capital Funding, LLC
                    Bear Stearns Commercial Mortgage, Inc.
                          Bear, Stearns Funding, Inc.
                    Wells Fargo Bank, National Association
                           as Mortgage Loan Sellers


                                                                                                             Assumed
                                    Initial                                                    Principal      Final
                  Approx. Size   Pass-Through       Ratings       Subordination                 Window     Distribution
      Class          (Face)          Rate       (Moody's/Fitch)       Levels      WAL (yrs.)     (mo.)         Date
      -----          ------          ----       ---------------       ------      ----------     -----         ----
       A-1        $371,811,000       [ ]%           Aaa/AAA          17.750%         5.70        1-110      12/11/2011
       A-2        $385,855,000       [ ]%           Aaa/AAA          17.750%         9.63       110-118     8/11/2012
        B         $26,483,000        [ ]%            Aa2/AA          14.875%         9.91       118-119     9/11/2012
        C         $31,089,000        [ ]%             A2/A           11.500%         9.94       119-119     9/11/2012


Bear, Stearns & Co. Inc.                                     Merrill Lynch & Co.
Co-Lead and Joint Bookrunning Manager     Co-Lead and Joint Bookrunning Manager


                      Wells Fargo Brokerage Services, LLC
                                  Co-Manager

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1
Transaction Features
>>       Sellers:
                                           No. of     Cut-off Date       % of
                   Sellers                  Loans     Balance ($)        Pool
                   -------                  -----     -----------        ----
Prudential Mortgage Capital Funding, LLC      66        526,328,385      57.1%
Bear Stearns Commercial Mortgage, Inc.        28        303,128,717      32.9%
Bear, Stearns Funding, Inc.                    1          6,565,093       0.7%
Wells Fargo Bank, National Association        31         85,152,688       9.2%
Total:                                       126        921,174,883     100.0%

>>       Loan Pool:

o    Average Cut-off Date Balance: $7,310,912
o    Largest Mortgage Loan by Cut-off Date Balance: $63,789,153
o    Five largest and ten largest loans: 21.0% and 32.7% of pool, respectively

>>   Credit Statistics:
o    Weighted average underwritten debt service coverage ratio of 1.67x
o Weighted average cut-off date loan-to-value ratio of 66.75%; weighted average balloon loan-to-value ratio of 58.40%

>>   Property Types:

Pie chart reflecting percentages of property types. Data: Retail: 41.5%;
Office: 25.0%; Multifamily: 19.2%; Industrial: 11.6%; Self Storage: 1.2%; Manufactured Housing: 1.0%; Other: 0.5%.


>>       Call Protection:
o 83.42% of the pool (104 loans) have a lockout period ranging from 25 to 49 payments from origination, then defeasance provisions.
o 11.24% of the pool (17 loans) have a lockout period ranging from 24 to 61 payments from origination, then yield maintenance.
o 0.89% of the pool (3 loans) have a lockout period ranging from 35 to 36 payments from origination, then either yield maintenance or defeasance.
o    4.45% of the pool (2 loans) has yield maintenance with no lockout period.
>> Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1


Offered Certificates

                 Initial                                             Average      Principal      Assumed Final       Initial
              Certificate       Subordination         Ratings       Life            Window       Distribution     Pass-Through
  Class        Balance(1)           Levels        (Moody's/Fitch)   (yrs.)(2)      (mo.)(2)         Date(2)          Rate(3)
  -----        ----------           ------        ---------------   ---------      --------         -------          -------
A-1           $371,811,000         17.750%           Aaa / AAA         5.70         1-110         12/11/2011          [ ]%
A-2           $385,855,000         17.750%           Aaa / AAA         9.63        110-118         8/11/2012          [ ]%
B             $26,483,000          14.875%           Aa2 / AA          9.91        118-119         9/11/2012          [ ]%
C             $31,089,000          11.500%            A2 / A           9.94        119-119         9/11/2012          [ ]%

Private Certificates (4)


                                                                                 Principal /                         Initial
                 Initial                                             Average       Notional      Assumed Final    Pass-Through
              Certificate       Subordination         Ratings       Life         Window (mo.)    Distribution        Rate(3)
  Class      Balance(1) (5)         Levels        (Moody's/Fitch)   (yrs.)(2)        (2)            Date(2)
  -----      --------------         ------        ---------------   ---------        ---            -------
X-1            $921,174,883             n/a          Aaa / AAA          8.11           1-173       3/11/2017          [ ]%
X-2           [$__________]             n/a          Aaa / AAA         [___]           [___]      [________]          [ ]%
D                $8,060,000        10.625%            A3 / A-           9.94         119-119       9/11/2012          [ ]%
E                $9,211,000         9.625%          Baa1 / BBB+         9.94         119-119       9/11/2012          [ ]%
F               $13,817,000         8.125%          Baa2 / BBB          9.94         119-119       9/11/2012          [ ]%
G               $13,817,000         6.625%          Baa3 / BBB-         9.94         119-119       9/11/2012          [ ]%
H               $16,120,000         4.875%           Ba1 / BB+          9.94         119-119       9/11/2012          [ ]%
J               $10,363,000         3.750%           Ba2 / BB           9.94         119-119       9/11/2012          [ ]%
K                $3,454,000         3.375%           Ba3 / BB-          9.94         119-119       9/11/2012          [ ]%
L                $5,757,000         2.750%            B1 / B+           9.94         119-119       9/11/2012          [ ]%
M                $9,211,000         1.750%            B2 / B           10.01         119-120      10/11/2012          [ ]%
N                $2,302,000         1.500%            B3 / B-          10.02         120-120      10/11/2012          [ ]%
P               $13,824,883              --           NR / NR          10.26         120-173       3/11/2017          [ ]%


-----------
Notes:      (1)  Subject to a permitted variance of plus or minus 5%.
            (2) Based on the structuring assumptions, assuming 0% CPR, described in the Prospectus Supplement.
            (3) The Class A-1, A-2, B, C, D, E, F, H, J, K, L, M, N and P Certificates will accrue interest at a fixed rate. The Class G Certificates will be subject to a net WAC cap. The Class X-1 and X-2 Certificates will accrue interest at a variable rate.
            (4)  Certificates to be offered privately pursuant to Rule 144A.
            (5) The Class X-1 Notional Amount is equal to the sum of all Certificate Balances outstanding from time to time.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

I.  Issue Characteristics

Issue Type:                   Public: Classes A-1, A-2, B and C (the "Offered
                              Certificates"). Private (Rule 144A): Classes
                              X-1, X-2, D, E, F, G, H, J, K, L, M, N and P.

Securities Offered:           $815,238,000 monthly pay, multi-class,
                              sequential pay commercial mortgage REMIC
                              Pass-Through Certificates, consisting of four fixed-rate principal and interest classes
                              (Classes A-1, A-2, B and C) ("Offered
                              Certificates").

Sellers: Prudential Mortgage Capital Funding, LLC ("PMCF")(1); Bear Stearns Commercial Mortgage, Inc. ("BSCMI"); Bear, Stearns Funding, Inc. ("BSFI"); Wells Fargo Bank, National Association ("WF")

Co-lead Bookrunning
        Managers:             Bear, Stearns & Co. Inc. and Merrill Lynch,
                              Pierce, Fenner & Smith Incorporated

Co-Manager:                   Wells Fargo Brokerage Services, LLC

Master Servicers:             Prudential Asset Resources, Inc. (with respect
                              to the mortgage loans sold by PMCF)

                              Wells Fargo Bank, National Association (with respect to the loans sold by BSCMI, BSFI and WF)

Special Servicers:            ARCap Special Servicing, Inc. (with respect to
                              all loans other than the RREEF Textron
                              Portfolio); Prudential Asset Resources, Inc.
                              (with respect to the RREEF Textron Portfolio)

Certificate Administrator:    Wells Fargo Bank Minnesota, National Association

Trustee:                      LaSalle Bank National Association

Fiscal Agent:                 ABN AMRO Bank N.V.

Cut-Off Date:                 October 1, 2002.

Expected Closing Date:        On or about October 3, 2002.

Distribution Dates:           The 11th of each month, commencing in November
                              2002 (or if the 11th is not a business day, the next succeeding business day).

Minimum Denominations:        $25,000 for the Class A-1 and A-2 certificates,
                              $100,000 for other Offered Certificates, and in multiples of $1 thereafter.

Delivery:                     DTC, Euroclear and Clearstream.

ERISA/SMMEA Status:           Classes A-1, A-2, B, and C are expected to be
                              ERISA eligible. No Class of Certificates is SMMEA eligible.

Rating Agencies:              The Offered Certificates will be rated by
                              Moody's Investors Service, Inc. and Fitch, Inc.

Risk Factors:                 THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                              NOT BE SUITABLE FOR ALL INVESTORS. SEE THE "RISK
                              FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT
                              AND THE "RISK FACTORS" SECTION OF THE
                              PROSPECTUS.

(1) As an alternative to selling its mortgage loans to the depositor on the issue date for the certificates, PMCF may instead enter into a sale transaction with a third party with respect to the PMCF mortgage loans prior to the issue date, in which case the depositor would acquire those mortgage loans from that third party on the issue date. Even if such a third-party sale transaction occurs, the trust's rights with respect to PMCF in connection with representations and warranties will be substantially the same as they would have been under a sale of the PMCF mortgage loans by PMCF to the depositor on the issue date. Accordingly, PMCF is presented in all relevant descriptions as the "mortgage loan seller" for its mortgage loans.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1


II.  Structure Characteristics

The Class A-1, A-2, B, C, D, E, F, H, J, K, L, M, N and P Certificates are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class G Certificates will be subject to a net WAC cap. The X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

The Class X-1 and Class X-2 Certificates will be interests in the Class X Underlying Interest. The Class X Underlying Interest has a notional balance equal to the aggregate of the certificate balances of the principal paying certificates and a pass-through rate equal to the positive difference between
(a) the weighted average net mortgage rate of the pooled mortgage loans and (b) the weighted average pass-through rates of the principal paying certificates.

On each distribution date, the Class X-2 Certificates will be entitled to receive an amount equal to the lesser of (a) the interest distributed to the Class X Underlying Interest on such distribution date and (b) the amount shown on a schedule to the private placement memorandum for such distribution date plus amounts previously due under the schedule but unpaid. On each distribution date, the Class X-1 Certificates will be entitled to receive an amount equal to the difference between (a) the interest distributed to the Class X Underlying Interest on such distribution date and (b) the interest distributed to the Class X-2 Certificates on such distribution date.

The foregoing terms and structural characteristics of the Certificates are in all respects subject to the more detailed description thereof in the Prospectus, Prospectus Supplement and Pooling and Servicing Agreement.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1


III. Collateral Characteristics



Cut-off Date Balance ($)
                                          Aggregate
                                No. of    Cut-off
                               Mortgage   Date                    % of
                                Loans     Balance ($)             Pool
                                -----     -----------             ----
      994,862 - 999,999            1         994,862               0.11
    1,000,000 - 1,999,999         12      18,383,184               2.00
    2,000,000 - 3,999,999         43     121,608,833              13.20
    4,000,000 - 5,999,999         20      99,423,511              10.79
    6,000,000 - 7,999,999         15     103,014,633              11.18
    8,000,000 - 9,999,999          8      69,730,880               7.57
   10,000,000 - 11,999,999         5      55,459,576               6.02
   12,000,000 - 13,999,999         8     105,373,405              11.44
   14,000,000 - 15,999,999         3      44,362,855               4.82
   16,000,000 - 17,999,999         2      34,464,156               3.74
   20,000,000 - 29,999,999         7     166,569,833              18.08
   30,000,000 - 63,789,153         2     101,789,153              11.05
Total:                           126     921,174,883             100.00

Min: $994,862 Max: $63,789,153
Average: $7,310,912

State
                                              Aggregate
                                    No. of     Cut-off
                                  Mortgaged      Date               % of
                                 Properties    Balance ($)          Pool
                                 ----------    -----------          ----
California                             40     217,075,089          23.57
  Southern California                  29     182,632,030          19.83
  Northern California                  11      34,443,059           3.74
Florida                                16     142,209,820          15.44
Pennsylvania                           11      63,236,190           6.86
Texas                                   7      52,209,232           5.67
Georgia                                14      51,022,290           5.54
Ohio                                    4      46,676,773           5.07
New York                                5      40,033,750           4.35
Connecticut                             1      38,000,000           4.13
Virginia                                6      31,978,722           3.47
Rhode Island                            1      25,311,005           2.75
Other States                           40     213,422,013          23.17
 Total:                               145     921,174,883         100.00


Property Type

                                              Aggregate
                                    No. of     Cut-off
                                  Mortgaged      Date               % of
                                 Properties    Balance ($)          Pool
                                 ----------    -----------          ----
Retail                               50        381,885,299         41.46
Office                               26        230,059,950         24.97
Multifamily                          32        177,255,644         19.24
Industrial                           26        106,944,394         11.61
Self Storage                          7         10,621,535          1.15
Manufactured Housing                  3          9,433,825          1.02
Other                                 1          4,974,237          0.54
Total:                              145        921,174,883        100.00


Mortgage Rate (%)
                                              Aggregate
                                    No. of     Cut-off
                                  Mortgaged      Date               % of
                                 Properties    Balance ($)          Pool
                                 ----------    -----------          ----
5.9500% - 6.2499%                     6         50,437,00            5.48
6.2500% - 6.5499%                    10       147,857,696           16.05
6.5500% - 6.7499%                     7        53,183,281            5.77
6.7500% - 6.8499%                    10        92,509,536           10.04
6.8500% - 6.9499%                    10       121,660,257           13.21
6.9500% - 7.0499%                     9        54,955,579            5.97
7.0500% - 7.1499%                    17       168,572,696           18.30
7.1500% - 7.2499%                    17        79,672,744            8.65
7.2500% - 7.3499%                     9        39,929,698            4.33
7.3500% - 7.4499%                     8        23,791,846            2.58
7.4500% - 7.5499%                     3         9,356,359            1.02
7.5500% - 7.6499%                     4        16,883,244            1.83
7.6500% - 7.7499%                     4        10,550,197            1.15
7.7500% - 8.2800%                    12        51,814,749            5.62
Total:                              126       921,174,883          100.00

Min: 5.9500                     Max: 8.2800         Wtd Avg:  6.9301


Original Term to Stated Maturity (mos)
                                              Aggregate
                                    No. of     Cut-off
                                  Mortgaged      Date               % of
                                 Properties    Balance ($)          Pool
                                 ----------    -----------          ----
60                                   13       120,849,429         13.12
61 - 84                               8       115,076,282         12.49
85 - 120                            102       665,885,664         72.29
121 - 180                             3        19,363,508          2.10
Total:                              126       921,174,883        100.00

Min: 60                           Max: 180       Wtd Avg:  108

Remaining Term to Stated Maturity (mos)
                                              Aggregate
                                    No. of     Cut-off
                                  Mortgaged      Date               % of
                                 Properties    Balance ($)          Pool
                                 ----------    -----------          ----
47 - 60                              14       124,674,883          13.53
61 - 84                               8       119,486,010          12.97
85 - 120                            103       673,689,186          73.13
121 - 173                             1         3,324,804           0.36
 Total:                             126       921,174,883         100.00

Min: 47                           Max: 173       Wtd Avg:  103


Cut-off Date Loan-to-Value Ratio (%)
                                               Aggregate
                                    No. of      Cut-off
                                  Mortgaged       Date               % of
                                 Properties     Balance ($)          Pool
                                 ----------     -----------          ----
     25.71 - 30.00                  2           41,000,000          4.45
     30.01 - 40.00                  2            2,292,594          0.25
     40.01 - 50.00                  8           35,148,130          3.82
     50.01 - 55.00                 13           60,880,709          6.61
     55.01 - 60.00                 11           45,378,735          4.93
     60.01 - 65.00                 12          126,739,984         13.76
     65.01 - 70.00                 13           76,039,988          8.25
     70.01 - 75.00                 42          360,882,164         39.18
     75.01 - 79.74                 23          172,812,579         18.76
Total:                            126          921,174,883        100.00

Min:  25.71                   Max: 79.74         Wtd Avg:  66.75

 Loan-to-Value Ratio at Maturity (%)


                                               Aggregate
                                    No. of      Cut-off
                                  Mortgaged       Date               % of
                                 Properties     Balance ($)          Pool
                                 ----------     -----------          ----
0.00 - 20.00                          1           3,324,804           0.36
20.01 - 30.00                         4          43,292,594           4.70
30.01 - 40.00                         6          19,413,016           2.11
40.01 - 45.00                         9          37,543,634           4.08
45.01 - 50.00                        11          50,287,270           5.46
50.01 - 55.00                        16          87,286,250           9.48
55.01 - 60.00                        14         148,847,620          16.16
60.01 - 65.00                        31         238,049,338          25.84
65.01 - 70.00                        30         274,706,904          29.82
70.01 - 75.27                         4          18,423,454           2.00
   Total:                           126         921,174,883         100.00

Min: 25.71(1)                  Max: 75.27         Wtd Avg: 58.40

(1) One Mortgage Loan is fully amortizing.


Debt Service Coverage Ratios (x)


                                                Aggregate
                                    No. of       Cut-off
                                  Mortgaged       Date               % of
                                 Properties     Balance ($)          Pool
                                 ----------     -----------          ----
 1.200 - 1.249                         2        14,264,290           1.55
 1.250 - 1.299                        13        89,653,209           9.73
 1.300 - 1.349                        12        57,078,342           6.20
 1.350 - 1.399                        18       142,831,139          15.51
 1.400 - 1.449                        24       184,387,349          20.02
 1.450 - 1.499                        11        65,144,482           7.07
 1.500 - 1.549                        11        83,011,847           9.01
 1.550 - 1.599                         7        16,567,452           1.80
 1.600 - 1.649                         5        77,862,603           8.45
 1.650 - 1.699                         7        77,193,768           8.38
 1.750 - 4.950                        16       113,180,402          12.29
    Total:                           126       921,174,883         100.00

 Min: 1.200                      Max: 4.950         Wtd Avg:  1.667


All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the cut-off date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Original and Remaining Term to Stated Maturity tables are based on the anticipated repayment dates for mortgage loans with anticipated repayment dates.. Sum of Columns may not match "Total" due to rounding.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1


IV.      Large Loan Description

                               Ten Largest Loans


                                                                                            Cut-off Date     % of       Units/
  No.           Property Name                   City             State   Property Type       Balance         Pool       SF
  ---           -------------                   ----             -----   -------------       -------         ----       --
    1.  Belz Outlet Center                   Orlando               FL     Retail             $63,789,153      6.9%      637,772
    2.  RREEF Textron Portfolio              Various            Various   Various            $41,000,000(1)   4.5%          N/A
    3.  50 Danbury Road                      Wilton                CT     Office             $38,000,000      4.1%      219,041
    4.  Cranston Parkade                     Cranston              RI     Retail             $25,311,005      2.7%      259,218
    5.  Fifth Third Center                   Dayton                OH     Office             $24,977,001      2.7%      294,850
    6.  Mountain Square Shopping Center      Upland                CA     Retail             $24,444,197      2.7%      273,189
    7.  Cityview Centre                      Fort Worth            TX     Retail             $24,288,988      2.6%      352,300
    8.  SLO Promenade                        San Luis Obispo       CA     Retail             $20,968,496      2.3%      173,347
    9.  CNL Retail Portfolio                 Various            Various   Retail             $20,955,145      2.3%      210,155
   10.  Valencia Corporate Plaza             Santa Clarita         CA     Office             $17,500,000      1.9%      144,272
        Total/Weighted Average                                                               301,233,986     32.7%


                                                                    Cut-off
                                               Loan per              Date     Balloon
                                                Unit/SF   U/W DSCR   LTV      LTV
                                                -------   --------   ---      ---

    1.  Belz Outlet Center                        $100    1.61x     64.2%     56.6%
    2.  RREEF Textron Portfolio                    N/A  4.85x(2)(3) 25.7%(2)  25.7%(2)
    3.  50 Danbury Road                           $173    1.68x     74.8%     63.0%
    4.  Cranston Parkade                           $98    1.54x     72.3%     68.5%
    5.  Fifth Third Center                         $85    1.41x     71.4%     61.4%
    6.  Mountain Square Shopping Center            $89    1.42x     74.1%     64.8%
    7.  Cityview Centre                            $69    1.37x     75.9%     66.3%
    8.  SLO Promenade                             $121    1.37x     73.8%     70.0%
    9.  CNL Retail Portfolio                      $100    1.68x     62.8%     54.9%
   10.  Valencia Corporate Plaza                  $121    1.41x     74.0%     63.8%
        Total/Weighted Average                    $101    1.98x     64.5%     57.3%

(1) Comprised of two separate tranches totaling $41,000,000. See the loan description below.
(2)   Based on an allocated portion of the A-Note original balance.
(3)   Weighted Average.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                   Mortgage Loan No. 1 -- Belz Outlet Center

                        Loan Information
Originator:                    BSCMI
Original Balance:              $64,000,000
Cut-off Date Balance:          $63,789,153
First Payment Date:            8/01/2002
Interest Rate:                 7.060%
Amortization:                  300
ARD:                           NAP
Hyperamortization:             NAP
Maturity Date:                 7/01/2009
Expected Maturity Balance:     $56,227,720
Sponsor(s):                    Lothar Estein
Interest Calculation:          Actual/360
Call Protection:               24-month lockout after the date
                               of securitization with U.S.
                               Treasury defeasance for the 56
                               months following and open
                               thereafter until loan maturity.




Cut-off Date Loan per SF:      $100.02
Up-front Reserves:             RE Tax:         $1,042,500
                               Insurance:      $80,576
                               Replacement:    $7,972
                               TI/LC           $40,000
                               Other           $3,000,000(1)
Ongoing Reserves:              RE Tax:         $115,833/month
                               Insurance       $15,584/month
                               Replacement:    $7,972/month
                               TI/LC           $40,000/month
Lockbox:                       Hard


       Property Information
Shadow Rating:                      BBB/Baa3
Single Asset/Portfolio:             Single Asset
Property Type:                      Retail
Property Sub-type:                  Factory Outlet
Location:                           Orlando, FL
Year Built/Renovated:               1981/1991
Occupancy: (2)                      91.6%
Square Footage:                     637,772

The Collateral:                     An outlet center in
                                    Orlando, FL
Ownership Interest:                 Fee

Major Tenants                 % NRSF             Rent PSF   Lease Expiration
-------------                 ------             --------        -----------
Rockport                       3.5%               $16.50       7/31/2006
Nike Retail Services           3.5%               $13.38       12/31/2007
Gap                            2.4%               $28.00       1/31/2005

Property Management:           Belz Enterprises




U/W Net Cash Flow:                  $8,801,915
Appraised Value:                    $99,400,000
Cut-off Date LTV:                   64.2%
Maturity Date LTV:                  56.6%
U/W DSCR:                           1.61x


(1) At loan closing, the borrower escrowed $3,000,000 to offset short term rent concessions to be released when the effective gross income reaches $17,246,000 per annum.
(2)  Occupancy is based on the rent roll dated 3/31/2002.

The Belz Outlet Center Loan

     The Loan. The largest loan is evidenced by a promissory note and is secured by a first priority mortgage on the Belz Outlet Center located in Orlando, Florida.

     The Borrower. The borrower is Orlando Outlet World, LTD, a Florida limited partnership. The borrower owns no material assets other than the mortgaged property and related interests. The sole general partner of the borrower is Welp Orlando Outlet Center, LLC, a Florida limited liability company whose managing member is Mr. Lothar Estein. Mr. Estein has over 30 years experience in the U.S. real estate market. Mr. Estein and his partners own eleven factory outlet centers totaling 5.25 million square feet. Eight of these centers are managed by Belz Enterprises.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1


     The Property. Belz Outlet Center is a 637,772 SF factory outlet center located in southwest Orlando in the International Drive and Universal Studios tourist area. The property consists of two interior malls and four annexes, which were built in stages from 1981 through 1991. The property is located immediately adjacent to the intersection of Interstate 4 and the Florida Turnpike, one of the busiest interchanges in Florida with a traffic count of 113,000 cars per day. The property is 4 miles from the Orlando Convention Center and three miles from Universal Studios. Approximately 15 million people visit the area each year.

     The property has a diverse national tenant base and no tenant represents greater than 3.5% of the NRA. Sales at the center were approximately $292 PSF in 2001 and $359 PSF in 2000. Sales in 2001 were above the national average of $255 per square foot for outlet centers.

     Significant Tenants: The property is currently 91.6% occupied by approximately 165 tenants.

     Rockport occupies 22,299 SF (3.5% of the total NRA) under a lease for $16.50 PSF expiring in 2006. The Rockport lease is guaranteed by its parent company, Reebok International LTD., (rated BBB- by S&P and Baa3 by Moody's). Reebok International LTD. designs, markets, and distributes sports, fitness, and casual footwear, apparel, and equipment. Reebok owns or licenses various different brand names including Reebok, Rockport, Ralph Lauren, Polo, and Greg Norman.

     Nike Retail Services occupies 22,039 SF (3.5% of the total NRA) under a lease for $13.38 PSF expiring in 2007. Nike reported sales at the center of $847 PSF in 2001 and occupancy costs of approximately 2%. Nike, Inc. (rated A by S&P and A2 by Moody's) holds approximately 35% of the U.S. athletic shoe market. Nike sells its products through approximately 17,000 retail accounts in the US as well as independent distributors and licensees in 140 other countries.

     The Gap, Inc. occupies 15,067 SF (2.4% of the NRA) under a lease for $28.00 PSF expiring in 2005. The Gap reported sales at this location of approximately $583 PSF and occupancy costs of approximately 5%. The Gap, Inc. is an international specialty retailer that sells casual apparel, personal care, and other accessories for men, women, and children. The Gap operates more than 4,100 stores worldwide in the U.S., United Kingdom, Canada, France, Japan, and Germany.

     Additional tenants include Walt Disney (rated A- by S&P and A3 by Moody's), which reported sales of approximately $900 PSF, Tommy Hilfiger, which reported sales of approximately $770 PSF, and Timberland, which reported sales of approximately $895 per PSF.

     Property Management The property is managed by Belz Enterprises. Belz Enterprises develops, owns, and manages over 25 million square feet of commercial real estate space, including industrial properties, shopping centers, office buildings and corporate campuses. Belz Enterprises has developed more than 40 shopping complexes across the United States, including residential strip centers, regional malls, and factory outlets.

     Mezzanine or Subordinate Indebtedness.  Not allowed.

     Additional Indebtedness.  Not allowed.

     Release of Parcels.  None permitted.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                Mortgage Loan No. 2 -- RREEF Textron Portfolio

                        Loan Information
Originator:                    PMCF
Original Balance: (1)          $41,000,000
Cut-off Date Balance: (1)      $41,000,000
First Payment Date:            6/01/2002
Interest Rate:                 7- Year Tranche = 6.160%
                               10-Year Tranche = 6.370%

Amortization:                  Interest Only
ARD:                           NAP
Hyperamortization:             NAP
Maturity Date:                 7- Year  Tranche = 5/01/2009
                               10-Year Tranche = 5/01/2012

Expected Maturity Balance:     $41,000,000
Sponsor(s):                    Textron Master Trust
Interest Calculation:          30/360
Call Protection:               Prepayment is permitted subject
                               to the payment of the greater of
                               (i) yield maintenance or (ii) 1%
                               of the principal balance prepaid
                               multiplied by the number of
                               months remaining until maturity
                               divided by the original term of
                               the loan.

Cut-off Date Loan per SF:      NAP
Up-front Reserves:             NAP
Ongoing Reserves:              NAP
Lockbox:                       NAP

Property Information
Shadow Rating:                     AAA/Aaa
Single Asset/Portfolio:            Portfolio
Property Type:                     See table below
Property Sub-type:                 Various
Location:                          See table below
Year Built/Renovated:              Various
Occupancy:                         See table below
Square Footage:                    See table below

The Collateral:                    A seven-asset portfolio comprised of
                                   multifamily, office,
                                   industrial/warehouse and retail space.


Ownership Interest:                Fee(2)

Major Tenants            % NRSF          Rent PSF   Lease Expiration
See table below

Property Management:               RREEF Management Company

U/W Net Cash Flow:                 $12,511,359

Appraised Value:                   $159,500,000
Cut-Off Date LTV:                  25.7%(3)
Maturity Date LTV:                 25.7%(3)
U/W DSCR:                          4.85x(3) (4)



(1) Represents the senior A-Note portion of an $80,000,000 loan. The A-Note is further divided into a 10-Year tranche in the amount of $25,625,000 and a 7-Year tranche in the amount of $15,375,000.
(2) The Bear Creek Village Shopping Center property is a combined fee and leasehold interest.
(3)  Based on allocated portion of the A-Note original balance.
(4)  Weighted average.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1




                                                       Jurisdiction       Property    Square Feet       Loan PSF or
        Property Name                       City         or State          Type        or Units         Unit (1)     Occupancy
        -------------                       ----         --------          ----          -----         -----        ---------

Demonet Building               Washington                   DC           Office         94,893           $64.81      88.5% (3)

Dallas Industrial Portfolio    Carrollton, Farmers          TX         Industrial       561,920          $9.67       93.8% (3)(6)
                               Branch and Richardson

Lakeridge at the Moors         Miami                        FL         Multifamily        175          $18,303.57    90.9% (2)

Pointe at Crystal Lake         Pompano Beach                FL         Multifamily        292          $17,200.34    91.1% (3)

Bear Creek Village Shopping    Redmond                      WA           Retail         175,040          $36.31      98.2% (3)
Center

I-290 Industrial Park          Northborough                 MA         Industrial       576,644          $13.24      94.9% (3)


Marley Run Apartments          Pasadena                     MD         Multifamily        336          $21,430.43    95.8% (3)

                                                                    Rent PSF or
        Property Name            Major Tenant (4)       % NRSF        Unit (5)       Lease Expiration
        -------------           -------------          ------        -----                ----------

Demonet Building               Birch Horton Bittner      10.7%         $33.10           11/30/2003

Dallas Industrial Portfolio       Servicecraft, LLC      20.7%          $3.20           11/30/2006


Lakeridge at the Moors                 NAP                NAP         $938.25              NAP

Pointe at Crystal Lake                 NAP                NAP         $875.42              NAP

Bear Creek Village Shopping          Safeway             26.2%          $3.28            9/01/2006
Center

I-290 Industrial Park             USCO Logistics         15.1%          $5.50            5/31/2003
                                     Services

Marley Run Apartments                  NAP                NAP         $971.50              NAP


(1)  Based on allocated portion of the A-Note original balance.
(2)  Occupancy is based on the rent roll dated 6/24/2002.
(3)  Occupancy is based on the rent roll dated 6/25/2002.
(4) The major tenant is the largest tenant in each of the respective commercial properties.
(5) For multifamily properties, rent per unit is based on the underwritten gross potential rent divided by the total number of units.
(6) A tenant representing 14.7% of the total NRA for the Dallas Industrial Portfolio has vacated its space but continues, and is obligated, to pay rent.

The RREEF Textron Portfolio Loan

     The Loan. The second largest loan is the RREEF Textron Portfolio, which is the senior A-Note portion of an $80,000,000 loan that also has a subordinate $39,000,000 B-Note portion. Both the A-Note and the B-Note are evidenced by seven separate notes that are cross-collateralized and cross-defaulted. The notes were further divided into two pari passu tranches: a 10-year tranche with a loan amount of $25,625,000 and a note rate of 6.37%; and a 7-year tranche with a loan amount of $15,375,000 and a note rate of 6.16%.

     The Borrowers. The borrowers are eight separate entities: TCIT Dallas Industrial, Inc., a Delaware corporation, TMT Bear Creek Shopping Center, Inc., a Delaware corporation, Bear Creek Village, L.L.C., a Delaware limited liability company, TMT Marley Run II, L.L.C., a Delaware limited liability company, TMT Pointe at Crystal Lake, Inc., a Delaware corporation, TMT Demonet, Inc., a Delaware corporation, TMT 290 Industrial Park, Inc., a Delaware corporation and TMT Lakeridge at the Moors, Inc., a Delaware corporation. The borrowing entities are owned and controlled by the Textron Master Trust, the pension fund of Textron, Inc., which is rated A by Fitch, A3 by Moody's and A by S&P. Textron, Inc. is a multi-industry company whose business segments include aviation, fastening systems, and industrial components and products. The Textron Master Trust is advised by RREEF, an institutional pension fund advisor founded in 1975.

     The Properties.

          Demonet Building: The Demonet Building is a 94,893 SF Class "A-/B+" office building located in the Golden Triangle area of Washington, D.C. The improvements, constructed in 1984, consist of a four-story and 12-story building with an underground three-level parking garage. The property is located on the southeast corner of Connecticut Avenue and M Street.

          Dallas Industrial Portfolio: The portfolio is comprised of five separate industrial properties located in Texas. The Carrolton property is a 241,354 SF one-story warehouse constructed in 1985 and located approximately 16 miles northwest of the Dallas central business district ("CBD"). The Farmers Branch property is an 82,464 SF one-story warehouse constructed in 1971 and is located approximately 11 miles north of the Dallas CBD. The

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

          first Richardson property is Exchange Drive, a 54,731 SF one-story industrial flex building constructed in 1979. The second Richardson property is Glenville Drive, which consists of two one-story industrial flex buildings totaling 67,200 SF constructed in 1979. The third Richardson property is Commerce Drive, which consists of two one-story industrial flex buildings totaling 116,171 SF constructed in 1980. All three of the Richardson properties are located approximately 13 miles northeast of the Dallas CBD.

          Lakeridge at the Moors: Lakeridge at the Moors is a 175-unit garden style apartment complex located in Miami, Florida, approximately 20 miles northwest of the Miami CBD. The improvements, constructed in 1991, consist of four three-story buildings. The unit mix consists of 50 one-bedroom/one-bath units containing 775 SF and 125 two-bedroom/two-bath units containing 1,050 SF. Units feature covered patios and balconies, vaulted ceilings, and washers and dryers. The property amenities include a swimming pool, sun deck, fitness center, fishing pier and barbecue area. All of South Florida's major highways, including the Palmetto Expressway, I-95, I-75 and Florida's Turnpike, are accessible from the property.

          Pointe at Crystal Lake: Pointe at Crystal Lake is a 292-unit garden style apartment complex located in Pompano Beach, Florida, approximately three miles north of downtown Pompano Beach. The improvements, constructed in 1988, consist of 21 two-story buildings. The unit mix consists of 88 one-bedroom/one-bath units containing 790 SF, 160 two-bedroom/two-bath units containing 960 SF and 44 three-bedroom/two-bath units containing 1,170 SF. Units feature private balconies, and washers and dryers. The property amenities include two swimming pools and spas with sun decks, lighted tennis courts, racquetball courts, a fitness center and various other lakefront amenities. The property can access major thoroughfares in Florida giving it local and regional accessibility.

          Bear Creek Village Shopping Center: Bear Creek Village Shopping Center is a 175,040 SF grocery-anchored shopping center located in Redmond, Washington, approximately 15 miles east of the Seattle CBD. The improvements, constructed in 1976 and renovated in 1987, consist of six one-story buildings. The property is 98.2% occupied by 30 tenants. Safeway, the largest tenant at the property, occupies 45,938 SF and is rated Baa2 by Moody's and BBB by S&P.

          I-290 Industrial Park: I-290 Industrial Park is a 576,644 SF industrial park located in Northborough, Massachusetts, approximately 40 miles west of downtown Boston. The improvements, constructed in 1974 and 1980, consist of six one-story buildings. The property is served by highways I-90, I-495, I-290 and Routes 9 and 20. The predominant use of real estate in the area is for warehousing due to the location.

          Marley Run Apartments: Marley Run Apartments is a 336-unit apartment complex located in Pasadena, Maryland, approximately ten miles southeast of Baltimore. The improvements, constructed in 1990, consist of 18 two-and three-story buildings. The unit mix consists of 200 one-bedroom/one-bath units containing between 654 and 767 SF and 136 two-bedroom/two-bath units containing between 945 and 1,073 SF. Units feature balconies, patios or sunrooms, vaulted ceilings, and washers and dryers. The property amenities include a swimming pool with sunning pavilion, a lighted tennis court, a fitness center and a playground. The property offers access to I-695 that connects to Baltimore to the north and Annapolis to the south.

     Property Management. The properties are managed by RREEF Management
Company.

     Mezzanine or Subordinate Indebtedness. Not allowed.

     Additional Indebtedness. Not allowed.

     Release and Substitution Provisions. The borrower under the RREEF Textron Portfolio may obtain a release of any of the RREEF Textron Portfolio Properties (not to exceed four properties in the aggregate or two properties in any one year) upon the satisfaction of various conditions set forth in the related loan documents, including: (i)

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

payment of the release price, in an amount equal to 110% of the allocated loan amount applicable to the property to be released, (ii) payment of the applicable prepayment premium, (iii) maintenance of certain debt service coverage and loan-to-value ratios with respect to the remaining properties, and (iv) under certain conditions set forth in the loan documents, consent of the RREEF Textron Portfolio B-Note holder (currently, Prudential Insurance Company of America). In addition, upon satisfaction of certain criteria set forth in the loan documents, the borrower may replace up to five of the RREEF Textron properties with substitute properties during the loan term.

     Additional A-Note and B-Note information. The RREEF Textron Portfolio Mortgage Loan (A-Note) and the RREEF Textron Portfolio B-Note Loan (B-Note) are subject to an agreement among noteholders. For so long as no monetary event of default or other material event of default exists with respect to the loans, and the loans are not being specially serviced, payments of interest and principal will be made on the A-Note and the B-Note on a pro rata basis. Upon an event of default under the RREEF Textron Portfolio Loan, the holder of the B-Note will be entitled to cure the default for an additional five days beyond any permitted grace period, in which event payments of interest and principal on the A-Note and B-Note will be made on a pro rata basis. However, for as long as a monetary event of default or other material event of default exists with respect to the loans or the loans are being specially serviced, the agreement among noteholders requires that all amounts received in respect of the loans will be applied: first, to cover, or to reimburse various parties for, servicing advances/expenses relating to the loans; second, to pay principal and interest (other than Default Interest) due on the A-Note; third, to pay principal and interest (other than Default Interest) on the B-Note; fourth, to pay any yield maintenance charge or other prepayment premium payable on the A-Note; fifth, to pay any yield maintenance charge or other prepayment premium on the B-Note; sixth, to pay Default Interest on the A-Note; seventh, to pay Default Interest on the B-Note; and eighth, to allocate any remaining amounts between the A-Note and the B-Note on a pro rata basis. In the event that there exists a payment default under the RREEF Textron Portfolio Mortgage Loan that continues for 90 days or more, or the A-Note becomes specially serviced, the holder of the B-Note will be entitled to purchase the A-Note from the trust at a price generally equal to the principal balance plus accrued interest. The holder of the B-Note is not required to pay any prepayment premium in connection with such purchase.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                    Mortgage Loan No. 3 -- 50 Danbury Road

                        Loan Information
Originator:                    PMCF
Original Balance:              $38,000,000
Cut-off Date Balance:          $38,000,000
First Payment Date:            10/01/2002
Interest Rate:                 6.400%
Amortization:                  2 years Interest Only and 25
                               years thereafter
ARD:                           9/01/2012
Hyperamortization:             After the ARD, the interest rate
                               steps up to the greater of 6.400%
                               plus 2% or the treasury rate plus
                               2%.
Maturity Date:                 9/01/2029
Expected Maturity/ARD          $31,978,504
Balance:
Sponsors:                      Jonathan Davis and Paul Marcus
Interest Calculation:          Actual/360
Call Protection:               26-month lockout from date of
                               origination with U.S. Treasury
                               defeasance for the following 90
                               months and open thereafter until
                               loan maturity.

Cut-off Date Loan per SF:      $173.48
Up-front Reserves:             RE Tax:         $87,180
                               Other: (1)      $1,049,211
Ongoing Reserves:              RE Tax:         $29,060/month
                               Replacement:    $3,651/month
                               FutureTI/LC:    $19,000/month(2)
Lockbox:                       Hard (A/B), In-Place


       Property Information

Single Asset/Portfolio:             Single Asset
Property Type:                      Office
Property Sub-type:                  Suburban
Location:                           Wilton, CT
Year Built/Renovated:               1960/2001
Occupancy: (3)                      96.1%
Square Footage:                     219,041

The Collateral:                     A two-story Class A condominium office
                                    property.

Ownership Interest:                 Fee

Major Tenants                        % NRSF     Rent PSF    Lease Expiration
-------------                        ------     --------     -----------
D.L. Ryan Companies, Ltd.             47.6%      $30.25       8/31/2012
AIG Financial Products Corporation    30.0%      $26.70       3/31/2017


Property Management:                Davis Management Corporation

U/W Net Cash Flow:                  $4,149,428


Appraised Value:                    $50,800,000

Cut-Off Date LTV:                   74.8%
Maturity/ARD Date LTV:              62.9%
U/W DSCR: (4)                       1.68x



(1) Borrower assigned to lender the letter of credit posted by D.L. Ryan Companies, Ltd. as a security deposit. The letter of credit will be reduced in accordance with the terms of the D.L. Ryan Companies, Ltd. lease to $786,908 at the beginning of the fourth year of the loan term.
(2) Commencing 5/01/2007, a TI/Leasing reserve will be established into which the borrower will be required to deposit $19,000/month up to a $3,200,000 cap during the loan term.
(3) Occupancy is based on the rent roll dated 6/26/2002.
(4) U/W DSCR is calculated based on the interest only period. U/W DSCR calculated based on the payments after the interest only period, which include amortization, will be 1.36x.

The 50 Danbury Road Loan

     The Loan. The third largest loan is evidenced by a promissory note and is secured by a first mortgage on 50 Danbury Road located in Wilton, Connecticut.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

     The Borrower. The borrower is Wilton 50, LLC, a Delaware limited liability company. The borrower owns no material assets other than the property and related interests. The borrower is wholly owned by DIV 50, LLC, a Massachusetts limited liability company, which is controlled by Paul Marcus and Jonathan Davis, as managers. Paul R. Marcus is a principal of The Davis Companies and the president of Davis Investment Ventures, Inc. He has been in the real estate business for over 20 years and has been involved in the acquisition, planning, design and construction of over eight million square feet of office, research and development space, 2,000 hotel rooms, medical laboratory projects and mixed use developments. Jonathan G. Davis is the founder and principal of The Davis Companies. His firm has renovated and developed over $800 million of real property and has offices in Boston and Connecticut.

     The Property. 50 Danbury Road is a Class "A" condominium office property, located in Wilton, CT, approximately 40 miles northeast of New York City.

     The property consists of a single two-story condominium office building containing 219,041 SF of office space. Common facilities of the property include a 237-space parking garage, connected to the building by an enclosed bridge, a surface parking lot, and basketball, volleyball and tennis courts. The property was constructed in 1960 and underwent a total of approximately $48 million in renovations in 1988 ($30 million) and in 2001 ($18 million).

     50 Danbury Road is currently 96% occupied by 6 tenants, including D.L. Ryan Companies, Ltd. and AIG Financial Products Corporation.

     Significant Tenants: The largest tenant, D.L. Ryan Companies, Ltd., is a privately owned marketing company. It occupies 104,229 SF (47.6% of the total
NRA) under a lease for $30.25 PSF expiring in August 2012. D.L. Ryan Companies, Ltd. uses the property as its headquarters.

     AIG Financial Products Corporation ("AIG") is the second largest tenant, occupying 65,584 SF (30.0% of the total NRA) under a lease for $26.49 PSF expiring in March 2017. AIG is rated Aaa by Moody's and AAA by S&P. It is a U.S.-based international insurance and financial services organization and a major underwriter of commercial, industrial, and life insurance in the U.S.

     Alea North American Company is the third largest tenant, occupying 20,737 SF, (9.5% of the total NRA) under a lease for $33.25 PSF expiring in March 2012. Alea North American Company is a global multi-line re-insurer/insurer. It is rated A- by S&P.

     Property Management. The property is managed by Davis Management Corporation, an affiliate of the borrower.

     Mezzanine or Subordinate Indebtedness. Not allowed.

     Additional Indebtedness. The borrower has a reimbursement obligation to AIG, which funded the construction of the 237-space garage at a cost of $4,085,000 (the "Garage Cost"). If AIG is not fully reimbursed by 2015, the last payments of the base rent during AIG's original lease term, in an amount equal to the unreimbursed Garage Costs, will be eliminated. An affiliate of the borrower that owns a contiguous parcel on which it intends to construct a new office building (and any transfers of such affiliate) is prohibited from constructing any such building until such time as the borrower has either paid or collateralized the Garage Costs (in the form of cash or letter of credit). If the borrower does not satisfy this obligation, the unreimbursed Garage Costs become a recourse obligation under the recourse guarantee.

     Release Provision. Subject to satisfaction of the conditions set forth in the loan documents, including compliance with all laws, the borrower may release an immaterial portion of the property from the mortgage in connection with a boundary line adjustment.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                    Mortgage Loan No. 4 -- Cranston Parkade

      Loan Information

Originator:                    BSCMI
Original Balance:              $25,350,000
Cut-off Date Balance:          $25,311,005
First Payment Date:            9/01/2002
Interest Rate:                 6.750%
Amortization:                  360
ARD:                           NAP
Hyperamortization:             NAP
Maturity Date:                 8/01/2007
Expected Maturity Balance:     $23,966,239
Sponsor(s):                    Joseph Paolino Jr. & Neil Ellis
Interest Calculation:          Actual/360
Call Protection:               24-month lockout after the date
                               of securitization with U.S.
                               Treasury defeasance for the 33
                               months following and open
                               thereafter until loan maturity.




Cut-off Date Loan per SF:      $ 97.64
Up-front Reserves:             RE Tax:         $79,340
                               Insurance:      $11,543
                               Replacement:    $3,240
                               Debt Service:   $82,000
                               Other: (1)      $1,375,000
Ongoing Reserves:              RE Tax:         $39,670/month
                               Insurance:      $5,771/month
                               Replacement:    $3,240/month
                               TI/LC:          $8,333/month
Lockbox:                       Hard


       Property Information

Single Asset/Portfolio:             Single Asset
Property Type:                      Retail
Property Sub-type:                  Anchored
Location:                           Cranston, RI
Year Built/Renovated:               2001/NAP
Occupancy: (2)                      100%
Square Footage:                     259,218

The Collateral:                     A grocery-anchored neighborhood shopping
                                    center
Ownership Interest:                 Fee

Major Tenants                        % NRSF     Rent PSF    Lease Expiration
-------------                        ------     --------      -----------
Kmart                                 40.0%       $9.85        5/31/2027
Stop & Shop                           25.5%      $17.94       11/30/2021
AJ Wright                             9.1%        $8.50        3/31/2012

Property Management:                Paolino Management, LLC


U/W Net Cash Flow:                  $3,034,829
Appraised Value:                    $35,000,000
Cut-off Date LTV:                   72.3%
Maturity Date LTV:                  68.5%
U/W DSCR:                           1.54x

(1) At loan closing, the Borrower escrowed $1.375 million. An additional $760,000 will be collected through a cash flow sweep. $825,000 will be released when Kmart affirms its lease in bankruptcy court provided the property has a debt service coverage ratio of at least1.25x; the remaining funds will be released when Kmart has emerged from bankruptcy and provides a new estoppel and provided the property has a debt service coverage ratio of at least 1.25x.

(2) Occupancy is based on the rent roll dated 7/28/2002.

The Cranston Parkade Loan

     The Loan. The fourth largest loan is secured by first priority mortgage on the Cranston Parkade, a newly constructed community shopping center located in Cranston, Rhode Island.

     The Borrower. The borrower is Cranston/BVT Associates Limited Partnership, a Rhode Island limited partnership. The borrower owns no material assets other than the properties and related interests. The sponsors for this transaction are Joseph Paolino, Jr. and Neil Ellis. Mr. Paolino has worked in his family real estate business since 1973. Mr. Paolino is the former mayor of Providence, Rhode Island. Mr. Ellis is a principal of First Hartford Realty

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

Corporation. This company has developed approximately 4.8 million SF of shopping center space, 3.6 million SF of industrial space,602,000 SF of office buildings, and 5,365 housing units.

     The Property. Cranston Parkade is a new anchored community shopping center located in Cranston, Rhode Island. Cranston is situated within an approximate 10-minute drive from Providence, Rhode Island's largest city and the state capital. The property was completed in 2001 and consists of two Class A retail buildings totaling 259,218 square feet. The center is anchored by a Super Stop & Shop, Kmart and AJ Wright. The property is 100% occupied with a mixture of national and local tenants, with a majority of the space expiring after the loan term.

     Cranston is a well established in-fill community. The property is situated on the south side of Garfield Avenue directly adjacent to a new Lowe's Home Improvement Center and just east of a recently constructed exit for Route 10. Route 10 is a feeder road to I-295 and I-95, the two major interstates in the Providence MSA. According to the appraiser, average occupancy for the five most competitive centers in the area is 97%. The site is approximately 27 acres and contains approximately 1,000 parking spaces (3.9 per 1,000 square feet).

     Significant Tenants: The property is 100% occupied by a total of 14 tenants.

     Kmart occupies 103,672 SF (40.0% of the total NRA) under a lease for $9.85 PSF expiring in 2027. On January 22, 2002, Kmart Corporation filed Chapter 11 bankruptcy. Since that time, Kmart obtained $2.0 billion in financing to fund their operation through the bankruptcy process. The Cranston store opened in November of 2001 and based on the first 36 weeks of operations, annualized sales are $170 PSF. In addition, the loan is structured with an upfront escrow of $1.375 million and a cash-flow sweep totaling approximately $760,000. These funds equate to 24 months of Kmart's base rent.

     Stop & Shop occupies 66,078 SF (25.5% of the total NRA) under a lease for $17.94 PSF expiring in 2021. Stop & Shop is a wholly owned subsidiary of Royal Ahold NV. Royal Ahold NV, in turn, is a wholly owned subsidiary of Koninklijke Ahold NV (rated Baa1 by Moody's and BBB+ by S&P). Stop & Shop currently operates 321 grocery stores throughout New England, New York and New Jersey. Sales at the Cranston store are approximately $405 PSF.

     AJ Wright occupies 23,696 SF (9.1% of the total NRA) under a lease for $8.50 PSF expiring in 2012. AJ Wright is the newest retail chain of the TJX Companies, Inc., the parent of T.J. Maxx and Marshall's stores. TJX Companies Inc. is rated A3 by Moody's and A- by S&P. TJX opened 20 AJ Wright Stores in fiscal 2002 bringing their total up to 45.

     Property Management. The property is managed by Paolino Management, LLC, and entity controlled by Joseph Paolino, Jr.

     Mezzanine or Subordinate Indebtedness.  Not allowed.

     Additional Indebtedness.  Not allowed.

     Release of Parcels.  None permitted.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

     Mortgage Loan No. 5 -- Fifth Third Center


             Loan Information

Originator:                    PMCF
Original Balance:              $25,000,000
Cut-off Date Balance:          $24,977,001
First Payment Date:            10/01/2002
Interest Rate:                 6.410%
Amortization:                  360 months
ARD:                           9/01/2012
Hyperamortization:             After the ARD, the interest rate
                               steps up to the greater of 6.410%
                               plus 2% or the treasury rate plus
                               2%.
Maturity Date:                 9/01/2032
Expected Maturity/ARD          $21,492,428
Balance:
Sponsor:                       Danis Properties Co., Inc.
Interest Calculation:          Actual/360
Call Protection:               26-month lockout from date of
                               origination with U.S. Treasury
                               defeasance for the following 90
                               months and open thereafter until
                               loan maturity.

Cut-off Date Loan per Unit:    $84.71
Up-front Reserves:             RE Tax:         $146,851
                               Insurance:      $67,136
Ongoing Reserves:              RE Tax:         $41,957/month
                               Insurance:      $6,103/month
                               Replacement:    $4,910/month
                               Leasing: (1)    $31,750/month

Lockbox:                       Hard (A/B), In-Place


       Property Information

Single Asset/Portfolio:             Single Asset
Property Type:                      Office
Property Sub-type:                  CBD Office
Location:                           Dayton, OH
Year Built/Renovated:               1989/NAP
Occupancy: (2)                      86.1%
Square Footage:                     294,850

The Collateral:                     A 20-story Class A office
                                    building
Ownership Interest:                 Fee

Major Tenant                        % NRSF         Rent PSF    Lease Expiration
------------                        ------         --------      -----------
Fifth Third Bank                     36.0%          $22.85       11/30/2009


Property Management:                NAI Larry Stein Realty

U/W Net Cash Flow:                  $2,653,172
Appraised Value:                    $35,000,000
Cut-Off Date LTV:                   71.4%
Maturity/ARD Date LTV:              61.4%
U/W DSCR:                           1.41x


(1) Subject to a $1,500,000 cap.

(2) Occupancy is based on the rent roll dated 8/01/2002.

The Fifth Third Bank Loan

     The Loan. The fifth largest loan is evidenced by a promissory note and is secured by a first mortgage on the Fifth Third Center located in Dayton, Ohio.

     The Borrower. The borrower is Fifth Third Center, Inc., an Ohio corporation. The borrower owns no material assets other than the property and related interests. The loan sponsor, Danis Properties Co., Inc. ("DPC"), owns 100% of Danis Fifth Third Center Holding Company, Inc., which owns 100% of the borrower. DPC owns 10 office, four

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

industrial and two retail properties comprising approximately 1,000,000 square feet of space. DPC is wholly owned by Tom Danis through his 100% ownership of The Danis Companies.

     The Property. The property is a Class "A", 294,850 SF office building located in the CBD of Dayton, OH, approximately 30 miles northeast of Cincinnati. Built in 1989, the building is constructed of structural steel with a granite and concrete exterior curtain wall, and includes a 148-space, two-level underground parking garage.

     Fifth Third Center is currently 86.1% occupied by a total of 27 tenants.

     Significant Tenants: Fifth Third Bank occupies 105,925 SF (36% of the total NRA) under a lease for $22.85 PSF expiring in November 2009. The lease contains four five-year renewal options. This company operates 16 affiliate banks and other financial service subsidiaries principally in Ohio, Kentucky, Indiana, Illinois, Michigan, West Virginia and Florida, while using the subject property as its regional headquarters. Fifth Third Bank is rated Aa2 by Moody's and AA- by S&P.

     Additional tenants at the property include PaineWebber, Inc. (19,124 SF), General Services Administration (14,394 SF), Ernst & Young (11,975 SF), Morgan Stanley Dean Witter (9,558 SF) and McDonald & Company (7,477 SF).

     Property Management. The property is managed by NAI Larry Stein Realty, an affiliate of the borrower. NAI Larry Stein Realty, a wholly owned subsidiary of DPC, has been providing management services since 1958 and currently is responsible for managing approximately 3,000,000 SF of commercial space, including the 1,000,000 SF owned by DPC.

     Mezzanine or Subordinate Indebtedness. Contemporaneous with the funding of the first mortgage loan, Prudential Mortgage Capital Company, LLC, funded a mezzanine loan in the amount of $1,250,000. The borrower under the mezzanine financing is Danis Fifth Third Center Holding Company, Inc., the entity that wholly owns the mortgage borrower. The mezzanine loan is secured by an equity interest in the mortgage borrower and is a 10-year, fully amortizing loan with an interest rate of 11.0%. The mezzanine lender has agreed that it shall not exercise its rights to foreclose upon the pledged equity interests in the mortgage borrower unless both rating agencies have confirmed that the resulting transfer of such equity interests would not result in a downgrade, qualification or withdrawal of the ratings on any of the outstanding certificates, the property will be managed by an experienced property manager and, if not then in place, a hard lockbox is implemented promptly after such transfer is completed.

     Additional Indebtedness.  Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

            Mortgage Loan No. 6 -- Mountain Square Shopping Center

               Loan Information

Originator:                    PMCF
Original Balance:              $24,625,000
Cut-off Date Balance:          $24,444,197
First Payment Date:            2/01/2002
Interest Rate:                 6.760%
Amortization:                  360 months
ARD:                           NAP
Hyperamortization:             NAP
Maturity Date:                 1/01/2012
Expected Maturity Balance:     $21,367,298
Sponsor:                       CT Operating Partnership, L.P.
Interest Calculation:          Actual/360
Call Protection:               34-month lockout from date of
                               origination with U.S. Treasury
                               defeasance for the following 82
                               months and open thereafter until
                               loan maturity.




Cut-off Date Loan per SF:      $89.48
Up-front Reserves:             RE Tax:         $294,665
                               Insurance:      $21,651
                               Other: (1)      $625,000
Ongoing Reserves:              RE Tax:         $58,933/month
                               Replacement:    $4,553/month
                               TI/Leasing:     $16,800/month
                               Future: (2)
Lockbox:                       Hard (A/B), In-Place


       Property Information

Single Asset/Portfolio:             Single Asset
Property Type:                      Retail
Property Sub-type:                  Anchored
Location:                           Upland, CA
Year Built/Renovated:               1988/NAP
Occupancy: (3)                      94.3%
Square Footage:                     273,189

The Collateral:                     Anchored retail center consisting of five
                                    single-story buildings.
Ownership Interest:                 Fee

Major Tenants                       % NRSF         Rent PSF   Lease Expiration
-------------                       ------         --------     -----------
The Home Depot (4)                   37.7%          $10.23       1/31/2009
Von's                                23.3%          $9.95        12/31/2008
Staples                              8.8%           $13.00       8/31/2008

Property Management:                CT Operating Partnership, L.P.

U/W Net Cash Flow:                  $2,717,437


Appraised Value:                    $33,000,000
Cut-Off Date LTV:                   74.1%
Maturity Date LTV:                  64.7%
U/W DSCR:                           1.42x


(1) A $625,000 reserve was established at closing in connection with the former Cigarettes Cheaper space (0.4% of the total NRA) and the space leased by Casual Male (1.10% of the total NRA), which is currently in bankruptcy. $250,000 of the reserve is allocated to the Cigarettes Cheaper space and is to be held by the lender until such time as the 1,200 SF former Cigarettes Cheaper space is leased to a new tenant on the terms set forth in the deed of trust. $375,000 is allocated to the Casual Male space and is to be held until such time as either (a) a final order of the bankruptcy court affirming the existing lease of the Casual Male space is received by the lender, or (b) a replacement lease for the Casual Male space is executed on the terms set forth in the deed of trust. In addition, the respective reserves are not to be released until such time as (i) the tenants have opened for business, have commenced and continue to pay rent, and have delivered an estoppel to the lender; and (ii) the borrower delivers satisfactory evidence to the lender that all leasing costs relating to the said tenants have been paid in full.
(2) Commencing on 9/1/2003, the borrower is required make monthly payments of $18,571 in connection with the Home Depot tenant, $11,066 in connection with the Von's space and $5,109 in connection with the Staples space. These payments, which relate to potential rollover costs, will continue through 8/01/2008 unless the borrower satisfies certain conditions set forth in the deed of trust.
(3)   Occupancy is based on the rent roll dated 5/31/2002.
(4) The Home Depot occupies 2 contiguous units. The first unit consists of 98,064 SF at a base rent of $9.85 PSF NNN expiring 1/31/2009 and the second unit consists of 4,800 SF at a base rate of $18.00 PSF NNN expiring 3/31/2007.

The Mountain Square Shopping Center Loan

     The Loan. The sixth largest loan is evidenced by a promissory note and is secured by a deed of trust on the Mountain Square Shopping Center located in Upland, California.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

     The Borrower. The borrower is CT Realty Properties Finance II, LLC, a Delaware limited liability company. The borrower owns no material assets other than the property and related interests. The borrower is controlled by Center Trust, Inc., a publicly traded REIT (NYSE: CTA). Center Trust conducts substantially all of its operations through CT Operating Partnership, L.P., the loan sponsor. Center Trust's portfolio consists of 31 community shopping centers, two regional malls and two single tenant facilities with all properties aggregating to approximately 7.9 million square feet of retail space.

     The Property. Mountain Square Shopping Center is an anchored retail center located in Upland, California, approximately 35 miles east of Los Angeles. The property is situated within the Inland Empire, which is comprised of San Bernardino and Riverside Counties and represents the largest geographical MSA in the United States. The estimated 2000 population of the Inland Empire was 3,190,294.

     The property consists of five single-story buildings containing 273,189 SF of retail space. Approximately $500,000 was invested in 2002 in the property to enhance architectural features, aesthetics and landscaping.

     Mountain Square Shopping Center is currently 94% occupied by a total of 24 tenants. Of these 24 tenants, tenants accounting for approximately 70% of the space are either investment grade or have an investment grade parent. Over 62% of the space is occupied by tenants that have been at the property for at least 12 years.

      Significant Tenants: The Home Depot occupies 102,864 SF (37.7% of the total NRA) under two leases with 98,064 SF at $9.85 PSF NNN and 4,800 SF at $18.00 PSF NNN. The Home Depot is rated AA by Fitch, Aa3 by Moody's and AA by S&P. The 98,064 SF lease expires in January 2009 and the other lease expires in March 2007.

      Von's occupies 63,748 SF (23.3% of the total NRA) under a lease for $9.95 PSF NNN expiring in December 2008. Von's is owned by Safeway, a large North American food and drug chain which is rated Baa2 by Moody's and BBB by S&P. The company operates approximately 1,733 stores under the Safeway, Von's, Dominick's, Randall's and Tom Thumb names.

     Additional tenants at the property include Staples (24,133 SF), which is rated BBB+ by Fitch, Baa2 by Moody's and BBB- by S&P, Factory 2 U Stores (18,000 SF), and Starbucks (1,300 SF).

     Property Management. The property is managed by CT Operating Partnership, L.P., the loan sponsor and an affiliate of the borrower. CT Operating Partnership, L.P., is a subsidiary of Center Trust, Inc.

     Mezzanine or Subordinate Indebtedness.  Not allowed.

     Additional Indebtedness.  Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                    Mortgage Loan No. 7 -- Cityview Centre

           Loan Information

Originator:                    PMCF
Original Balance:              $24,325,000
Cut-off Date Balance:          $24,288,988
First Payment Date:            9/01/2002
Interest Rate:                 6.910%
Amortization:                  360 months
ARD:                           8/01/2012
Hyperamortization:             After the ARD, the interest rate
                               steps up to the greater of 6.910%
                               plus 2% or the treasury rate plus
                               2%.
Maturity Date:                 8/01/2032
Expected Maturity/ARD          $21,201,148
Balance:
Sponsor:                       Jeffrey L. Olyan
Interest Calculation:          Actual/360
Call Protection:               27-month lockout from date of
                               origination with U.S. Treasury
                               defeasance for the following 89
                               months and open thereafter until
                               loan maturity.




Cut-off Date Loan per SF:      $68.94
Up-front Reserves:             RE Tax:         $547,952
                               Insurance:      $95,725
                               Replacement:    $140,000
                               (1)
                               Leasing: (2)    $325,000
Ongoing Reserves:              RE Tax:         $68,494/month
                               Insurance:      $7,977/month
Lockbox:                       Springing (3)


       Property Information

Single Asset/Portfolio:             Single Asset
Property Type:                      Retail
Property Sub-type:                  Anchored
Location:                           Fort Worth, TX
Year Built/Renovated:               1987
Occupancy: (4)                      92.7%
Square Footage:                     352,300

The Collateral:                    A grocery-anchored community shopping
                                   center with five single-story
                                   buildings, two restaurant pads and two
                                   out parcels



Ownership Interest:                 Fee

Major Tenants                       % NRSF          Rent PSF   Lease Expiration
-------------                       ------          --------        -----------
Tom Thumb                           15.8%            $8.00        11/30/2013
Academy Sport                       12.8%            $4.00         3/31/2008
Loews Ft. Worth                     10.5%            $2.02        12/31/2027

Property Management:                Freehold Management, Inc.

U/W Net Cash Flow:                  $2,636,330

Appraised Value:                    $32,000,000

Cut-Off Date LTV:                   75.9%
Maturity Date/ARD LTV:              66.3%
U/W DSCR:                           1.37x



(1) An initial deposit in the amount of $140,000 was collected at closing for the future repair or replacement of items identified in the engineering report. If the reserve balance falls below $140,000, the borrower is required to escrow $5,833/month until the balance reaches $140,000.
(2) An initial deposit in the amount of $325,000 was taken at closing to cover any future tenant improvements and leasing costs. If the reserve balance falls below $325,000, the borrower is required to escrow $16,300/month until the reserves balance reaches $325,000. On the payment date that is 16 months prior to the ARD, (i) if Tom Thumb's lease is not renewed, or replaced with a new lease, in each case, for a term that extends at least five years beyond the ARD, and (ii) the balance of the reserve is not at least $500,000, a cash sweep will occur with all excess cash flow deposited into the leasing reserve until the balance reaches $500,000. In addition, if (i) Tom Thumb ceases to operate or terminates its lease, or (ii) on the payment date that is 12 months prior to the ARD, Tom Thumb's lease has not been renewed or replaced with a new lease, in each case, for a term extending at least five years beyond the ARD, and the reserve balance is less than $650,000, then a cash sweep will occur with all excess cash flow deposited into the leasing reserve until the balance reaches $650,000.
(3) The cash management agreement provides that a lockbox will be established upon any of the following events occurring: (i) an event of default under the loan documents, (ii) on the payment date that is 16 months prior to the ARD, if Tom Thumb's lease is not renewed or replaced with a lease that extends at least five years beyond the ARD and the balance of the leasing reserve is less than $500,000, (iii) Tom Thumb ceases to operate or terminates its lease, or (iv) on the payment date that is at least 12 months prior to the ARD, Tom Thumb's lease has not been renewed or replaced with a lease that extends at least five years beyond the ARD, and the leasing reserve balance is less than $650,000.
(4)  Occupancy is based on the rent roll dated 6/01/2002.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

The Cityview Centre Loan

     The Loan. The seventh largest loan is evidenced by a promissory note and is secured by a deed of trust on the Cityview Centre located in Fort Worth, Texas.

     The Borrower. The borrower is RPI Bryant Irvin, Ltd., a Texas limited partnership. The borrower owns no material assets other than the property and related interests. The borrower is controlled by Jeffrey L. Olyan. Mr. Olyan has in excess of 15 years experience owning, managing and financing commercial and industrial real estate in the U.S. and Canada. Mr. Olyan is the president of Retail Plazas, Inc., a full service leasing and acquisition firm specializing in acquiring, managing and leasing retail properties in the U.S.

     The Property. Cityview Centre is a grocery-anchored retail center located in Fort Worth, Texas. Population within a five-mile radius is over 219,000 with an estimated 2001 average household income of $61,000. The subject property is situated on Bryant Irvine Road, which has an average traffic count in excess of 48,000 vehicles per day.

     The property consists of five single-story buildings connected to one another by breezeways, two restaurant pad buildings and two out parcels for which the land has been leased to the tenants. The first out parcel is occupied by a Loews Cinema (8 screens) and the second out parcel is under construction with the expectation that it will be completed and fully operational by the fall of 2002, as a Tom Thumb self-serve gas station. Tom Thumb is reportedly spending approximately $700,000 to improve the site. The improvements on these out parcels are not part of the collateral for the loan. Other tenants include Academy Sports (45,000 SF), Sylvan Learning (2,658 SF) and GMAC Mortgage (1,970 SF).

     Cityview Centre is currently 93% occupied by 55 tenants. As a percentage of gross potential rent, approximately 54% of the tenants (25 of 55) have regional or national operations. Twenty-one tenants, representing 46% of gross potential rent, have been at the subject property for five years or more.

     Significant Tenants: Tom Thumb leases 55,800 SF (15.8% of the total NRA) under a lease for $8.00 PSF NNN expiring in 2013. Tom Thumb is owned by Safeway., a large North American food and drug chain which is rated Baa2 by Moody's and BBB by S&P. The company operates approximately 1,733 stores under the Safeway, Von's, Dominick's, Randall's and Tom Thumb names.

      Academy Sports occupies 45,000 SF (12.8% of the total NRA) under a lease for $4.00 PSF NNN expiring in March 2008. Academy Sports operates over 60 stores in seven states.

     Loews Ft. Worth occupies 37,045 SF (10.52% of the NRA) under a ground lease for $2.02 PSF NNN expiring in December 2027. This center has 8 screens and reported $129,519 per screen in revenue for 2001, excluding concessions.

     Property Management. The property is managed by Freehold Management, Inc., an affiliate of the borrower. Freehold Management, Inc. manages all of Mr. Olyan's Texas properties, which include 11 retail centers totaling approximately 1.8 million SF.

     Mezzanine or Subordinate Indebtedness. Not allowed.

     Additional Indebtedness. Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                     Mortgage Loan No. 8 -- SLO Promenade

            Loan Information

Originator:                    BSCMI
Original Balance:              $21,000,000
Cut-off Date Balance:          $20,968,496
First Payment Date:            9/01/2002
Interest Rate:                 6.855%
Amortization:                  360
ARD:                           NAP
Hyperamortization:             NAP
Maturity Date:                 8/01/2007
Expected Maturity Balance:     $19,878,266
Sponsor(s):                    Richard Green
Interest Calculation:          Actual/360
Call Protection:               47-month lockout from date of
                               origination with U.S. Treasury
                               defeasance for the 12 months
                               following and open thereafter
                               until loan maturity.




Cut-off Date Loan per SF:      $120.96

Up-front Reserves:             RE Tax:         $129,385
                               Insurance:      $6,417


Ongoing Reserves:              RE Tax:         $25,877/month
                               Insurance:      $6,416/month


Lockbox:                       In Place, Soft


       Property Information

Single Asset/Portfolio:             Single Asset
Property Type:                      Retail
Property Sub-type:                  Anchored Retail
Location:                           San Luis Obispo, CA
Year Built/Renovated:               1987/2000
Occupancy:(1)                       100.0%
Square Footage:                     173,347

The Collateral:                     A regional shopping center

Ownership Interest:                 Fee

Major Tenants                       % NRSF      Rent PSF   Lease Expiration
-------------                       ------      --------        -----------
Gottschalk's                        17.3%        $11.77       8/16/2020
Bed, Bath & Beyond                  17.3%        $9.50        1/31/2011
Staples                             13.9%        $15.00       12/31/2015

Property Management:                Soboroff Partners


U/W Net Cash Flow:                  $2,270,652
Appraised Value:                    $28,400,000
Cut-off Date LTV:                   73.8%
Maturity Date LTV:                  70.0%
U/W DSCR:                           1.37x


(1)      Occupancy is based on the rent roll dated 6/18/2002.

The SLO Promenade Loan

     The Loan. The eighth largest loan is evidenced by a promissory note and is secured by a first priority mortgage on the SLO Promenade located in San Luis Obispo, California.

     The Borrowers. The borrowers are four separate single purpose entities. The borrowers own no material assets other than the property and related interests. The borrowers are each 45% controlled by Investec Corporation, a real estate investment and management company founded in 1983. Investec currently owns 17 retail shopping centers located throughout the central coast of California, totaling approximately 2,357,895 SF of retail space.

     The Property. SLO Promenade is a class A, 251,350 SF regional shopping center located in the San Luis Obispo market. The collateral for the loan consists of 173,347 SF of NRA situated on 16.2 acres in five in-line retail buildings, five retail pads, and 2 restaurant pads. In addition, the shopping center includes a 78,000 SF Gottschalk's

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

and a 196 room Embassy Suites Hotel that are not part of the collateral. The property underwent a comprehensive renovation and 100,000 SF expansion in 2000.

      The property is located at the Madonna Road interchange off of Interstate 101, which enjoys a traffic count of approximately 71,000 cars per day. San Luis Obispo is a coastal community situated midway between Los Angeles and San Francisco. The San Luis Obispo retail market is currently operating at greater than 95% occupancy with an average rent of between $17 to $25 PSF. San Luis Obispo is undergoing a period of residential growth, with approximately 2,500 homes in the planning stages within a 1-mile radius of the center.

     The center is fully occupied by national and regional tenants including Gottschalk's, Bed Bath & Beyond, Staples, Cost Plus, Payless, and Applebee's. Approximately 25% of the property's income is derived from investment grade tenants, and over 80% of the total space expires in 2010 or beyond.

     Significant Tenants: The property is currently 100% occupied by 23 tenants.

     Gottschalk's Inc. occupies 30,000 SF (17.3% of the total NRA) under a lease for $11.77 PSF expiring in 2020. Gottschalk's is a regional department and specialty store chain that currently operates 73 full line Gottschalk's department stores located in six western states and 13 specialty apparel stores. The company had revenues of $723 million in fiscal year 2001.

     Bed Bath & Beyond Inc. (rated BBB- by S&P) occupies 30,000 SF (17.3% of the total NRA) under a lease for $9.50 PSF expiring in 2011. Bed Bath & Beyond is a nationwide operator of superstores selling domestics merchandise and home furnishings. The company currently has over 425 stores and reported revenues of approximately $2.4 billion in fiscal year 2001.

     Staples, Inc. (rated BBB- by S&P and Baa2 by Moody's) occupies 24,063 SF (13.9% of the total NRA) under a lease for $15.00 PSF expiring in 2015. Staples, Inc. is one of the nation's largest retailers of home office and workplace supplies and operates over 1,400 stores worldwide with over 29,000 employees. The company reported sales of approximately $10.7 billion in fiscal year ending January 31, 2002.

     Property Management. The property is managed by Soboroff Partners, an affiliate of the borrower.

     Mezzanine or Subordinate Indebtedness. Not allowed.

     Additional Indebtedness. Not allowed.

     Release of Parcels. None permitted.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                  Mortgage Loan No. 9 -- CNL Retail Portfolio

           Loan Information

Originator:                    BSCMI
Original Balance:              $21,000,000
Cut-off Date Balance:          $20,955,145
First Payment Date:            8/01/2002
Interest Rate:                 6.900%
Amortization:                  360
ARD:                           NAP
Hyperamortization:             NAP
Maturity Date:                 7/01/2012
Expected Maturity Balance:     18,304,318
Sponsor(s):                    Commercial Net Lease Realty,
                               Inc.
Interest Calculation:          Actual/360
Call Protection:               47-month lockout from date of
                               origination with U.S. Treasury
                               defeasance for the 72 months
                               following and open thereafter
                               until loan maturity.


Cut-off Date Loan per SF:      $99.71

Up-front Reserves:             NAP

Ongoing Reserves:              RE Tax:         Springing
                               Insurance:      Springing
                               Replacement:    Springing
                               TI/LC:          Springing

Lockbox:                       Hard


       Property Information

Shadow Rating:                      BBB/NR
Single Asset/Portfolio:             Portfolio
Property Type:                      Retail
Property Sub-type:                  Anchored
Location:                           Various locations in Florida &
                                    Virginia
Year Built/Renovated:               1995 & 1997/NAP
Occupancy:(1)                       100%
Square Footage:                     210,155

The Collateral:                     Five free standing retail stores
Ownership Interest:                 Fee

Major Tenants                        NRSF        Rent PSF   Lease Expiration
-------------                        ----        --------        -----------
Kash N' Karry                       27.9%          $8.50       10/31/2016
Best Buy                            22.1%         $14.98        9/21/2017
Bed Bath & Beyond                   19.0%         $11.00        1/31/2013
Barnes & Noble                      16.7%         $22.83        2/01/2014
Borders Books                       14.3%         $23.91       11/30/2015

Property Management:                Commercial Net Lease Realty, Inc.

U/W Net Cash Flow:                  $2,784,665
Appraised Value:                    $33,350,000
Cut-off Date LTV:                   62.8%
Maturity Date LTV:                  54.9%
U/W DSCR:                           1.68x

(1)      Occupancy is based on the rent roll dated 5/01/2002.

The CNL Retail Portfolio Loan

     The Loan. The ninth largest loan is evidenced by a promissory note and is secured by a first priority mortgage on five stand-alone retail stores located in Plantation, Florida, Brandon, Florida, Fort Lauderdale, Florida, Glen Allen, Virginia, and St. Petersburg, Florida.

     The Borrower. The borrower is Net Lease Realty VI, LLC, a Delaware limited liability company. The borrower owns no material assets other than the property and related interests. The borrower is 100% owned by Commercial Net Lease Realty, Inc., (NYSE: NNN), a publicly traded REIT that currently owns 354 properties in 39 states leased to 106 major retail tenants in 35 different lines of trade. As of September 6, 2002, Commercial Net Lease Realty, Inc. had a market capitalization of approximately $640 million and is rated Baa3 from Moody's and BBB- from S&P.

     The Properties. The portfolio consists of five properties located in the suburbs of Fort Lauderdale, FL, Tampa, FL and Richmond, VA, each occupied by a national tenant on a , triple-net lease expiring after the loan term. Each property is visible from major traffic junctures with prominent signage and corner locations.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

     The Barnes & Noble in Plantation Florida consists of a 35,000 SF store built in 1995 across from the Broward Mall, a 998,625 SF super regional mall anchored by Dillard's, J.C. Penney, Burdine's, and Sears. The Kash `N' Karry in Brandon Florida is a 58,635 SF supermarket located in a growing suburb of Tampa. The Bed Bath & Beyond in Glen Allen, VA is a 40,000 SF store located on Gaskins Road and I-64, two major thoroughfares in the Richmond, VA area. The Best Buy in St. Petersburg, FL is a 46,520 SF store located across from Tyrone Square Mall, a 1.2 million SF super regional mall anchored by Burdines, JC Penney, Dillard's, Sears, and an AMC multiplex. Finally, the Borders Books in Ft. Lauderdale, FL is a 30,000 SF store adjacent to the Galleria Mall, an upscale, 1 million SF regional mall anchored by Burdines, Neiman Marcus, Dillard's, Saks Fifth Avenue, and Lord & Taylor.

     Significant Tenants: All five of the properties are currently 100% occupied.

     Borders Books occupies 30,000 SF under a lease for $24.37 PSF expiring in 2015, with four five-year extension options. Borders is a subsidiary of Borders Group (NYSE: BGP) which also owns Waldenbooks. As of year-end 2001, the company operated 363 Borders superstores across the United States and 827 mall based Waldenbooks stores.

     Best Buy (rated BBB- by S&P and Baa3 by Moody's) occupies 46,520 SF under a lease for $14.98 PSF expiring in 2017, with three five-year extension options. Best Buy is a specialty retailer of consumer electronics, personal computers, entertainment software and appliances. The company operates nearly 2,000 retail stores under various names including Best Buy, Sam Goody, Magnolia Hi Fi, On Cue, and Suncoast.

     Barnes & Noble (NYSE: BKS) occupies 35,000 SF under a lease for $22.83 PSF expiring in 2014, with four five-year extensions. Barnes & Noble operates a total of 896 bookstores under the names of Barnes & Noble Booksellers, B. Dalton Bookseller, Scribner's Bookstores and Doubleday Book Shops. The company reported sales of $4.87 billion in 2001, an increase of 11.3% over 2000 sales.

     Kash N' Karry Inc. occupies 58,635 SF on a lease for $8.50 PSF expiring in 2016 with four five-year extension options. Kash & Karry is a wholly owned subsidiary of Delhaize America (rated BBB- from S&P and Baa3 by Moody's). Delhaize America manages the US operations of the Delhaize Group, a food retailer headquartered in Belgium that operates in 10 countries and on three continents. Delhaize America operates 1,459 stores under the Kash N' Karry, Food Lion, and Shop n' Save names. The Kash N' Karry in Brandon, FL reported 2001 sales of $210 PSF.

      Bed Bath & Beyond Inc. occupies 40,000 SF on a lease for $11.00 PSF expiring in 2013 with three five-year options. Bed Bath & Beyond is a nationwide operator of superstores selling domestics merchandise and home furnishings. The company currently has 396 stores and reported revenues of approximately $2.9 billion in fiscal year 2001. The Bed Bath & Beyond in Glenn Allen, VA reported sales of $141 PSF in 2001.

     Property Management The property is managed by Commercial Net Lease Realty, Inc.

     Mezzanine or Subordinate Indebtedness.  Not allowed.

     Additional Indebtedness. Not allowed.

     Property Substitution. Three of the tenants, Kash N' Karry, Barnes & Noble, and Best Buy, have the right in their respective leases to substitute the property with alternate properties improved with similar franchise type stores operated by the tenant. If such a substitution right is exercised by any one of these tenants, and provided no event of default then exists, the loan documents permit the Borrower to have the property securing the loan released and to substitute as collateral the alternate property being substituted.

     Release of Parcels. Each of the properties can be released by defeasance in an amount equal to 110% of the allocated loan amount for the Kash N' Karry property and 125% of the allocated loan amount for all other properties. In addition, the Kash N' Karry has a right to purchase the property. If this occurs prior to expiration of the lockout period, the borrower must pay a yield maintenance penalty in addition to 110% of the allocated loan amount. After the lockout period, the borrower must defease the Kash N' Karry property at 110% of the allocated loan amount.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

               Mortgage Loan No. 10 -- Valencia Corporate Plaza

               Loan Information

Originator:                    BSCMI
Original Balance:              $17,500,000
Cut-off Date Balance:          $17,500,000
First Payment Date:            11/01/2002
Interest Rate:                 6.520%
Amortization:                  360
ARD:                           NAP
Hyperamortization:             NAP
Maturity Date:                 10/01/2012
Expected Maturity Balance:     $15,094,878
Sponsor(s):                    Ernest Rady
Interest Calculation:          Actual/360
Call Protection:               47-month lockout from date of
                               origination with U.S. Treasury
                               defeasance for the 72 months
                               following and open thereafter
                               until loan maturity.

Cut-off Date Loan per SF:      $121.30
Up-front Reserves:             RE Tax:         $164,854
                               Replacement:    $14,427
                               TI/LC:          $4,167


Ongoing Reserves:              RE Tax:         $23,551/month
                               TI/LC:           $4,167/month


Lockbox:                       NAP


       Property Information

Single Asset/Portfolio:             Single Asset
Property Type:                      Office
Property Sub-type:                  Suburban
Location:                           Santa Clarita, CA
Year Built/Renovated:               1999/2001-2002
Occupancy:(1)                       100.0%
Square Footage:                     144,272

The Collateral:                     Two class A suburban office
                                    buildings
Ownership Interest:                 Fee

Major Tenants                       % NRSF    Rent PSF    Lease Expiration
-------------                       ------    --------     -----------
Explorer Insurance                  54.8%      $19.10       6/30/2009
LA County DCFS                      24.1%      $21.96       5/31/2012


Property Management:                American Assets, Inc.


U/W Net Cash Flow:                  $1,871,153
Appraised Value:                    $23,650,000
Cut-off Date LTV:                   74.0%
Maturity Date LTV:                  63.8%
U/W DSCR:                           1.41x


(1)      Occupancy is based on the rent roll dated 6/01/2002.

The Valencia Corporate Plaza

     The Loan. The tenth largest loan is evidenced by a promissory note and is secured by a first priority mortgage on the Valencia Corporate Plaza located in Santa Clarita, California.

     The Borrower. The borrower is ICW Valencia, LLC, a California limited liability company. The borrower owns no material assets other than the property and related interests. The borrower is controlled by the Ernest Rady Trust, with Ernest Rady as the trustee. Ernest Rady founded American Assets, Inc. in 1967 and serves as the company's chairman of the board. American Assets, Inc. is the parent company for a diverse group of entities operating in insurance, banking, and real estate. The group's real estate arm owns in approximately 2.5 million square feet of property.

     The Property. Valencia Corporate Plaza is comprised of two, three-story, class A office buildings totaling 144,272 SF. The buildings were constructed in 1999 and 2001 and feature glass and stone tile exteriors and landscaped grounds. Amenities include an employee cafeteria and a fitness center with a locker room and shower

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $815,238,000 (Approximate)
               Bear Stearns Commercial Mortgage Securities Inc.
                 Commercial Mortgage Pass-Through Certificates
                               Series 2002-PBW1

facilities. The property is located in Santa Clarita, California, approximately 35 miles northwest of downtown Los Angeles adjacent to the Golden State Freeway/Interstate 5. The property enjoys access and visibility for motorists traveling in both directions along Interstate 5.

      Both buildings are 100% occupied, with 79.2% of the gross potential rents attributable to credit tenants. Leases for 86.26% of the square footage expires in 2008 or beyond.

     Significant Tenants: The property is currently 100.0% occupied by 11 tenants.

     Explorer Insurance occupies 79,127 SF (54.9% of the total NRA) on a fully triple net lease for $19.10 PSF expiring in 2009 with two ten-year extension options. Explorer Insurance, primarily an auto insurance carrier, is controlled by Insurance Company of the West, a subsidiary of American Assets, Inc. Insurance Company of the West is a multi-line property and casualty insurance group with approximately $250 million in annual premiums. Insurance Company of the West maintains an A- insurance rating from A.M. Best.

     Los Angeles County Department of Children and Family Services ("DCFS") occupies 34,790 SF (24.1% of the total NRA) under a lease for $21.96 PSF expiring in 2012. The lease can be terminated after May 2007 upon six months notice by the tenant. DCFS is funded by Los Angeles County, which is rated Aa3 by Moody's. DCFS is in charge of establishing, managing and advocating a system of services for children in partnership with parents, relatives, foster parents and community organizations.

     Property Management The property is managed by American Assets, Inc., an affiliate of the borrower.

     Mezzanine or Subordinate Indebtedness. Not allowed.

     Additional Indebtedness. Not allowed.

     Release of Parcels. None permitted.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                     STATEMENT REGARDING ASSUMPTIONS AS TO
              SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current. Contact your registered representative for the Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.

DISCLAIMER


Prospective investors are advised to read carefully, and should rely solely on, the Prospectus Supplement dated September __, 2002 and accompanying Prospectus dated September 12, 2002 (together, the "Prospectus") relating to the Certificates referred to below in making their investment decision.

This diskette accompanies and is a part of the Prospectus Supplement relating to the Commercial Mortgage Pass - Through Certificates Series 2002-PBW1 (the "Certificates"). The information set forth on this diskette is an electronic copy of the information set forth in Appendix B "Certain Characteristics of the Mortgage Loans" in the Prospectus. This diskette should be reviewed only in conjunction with the entire Prospectus. This diskette does not contain all relevant information relating to the Certificates. Such information is described elsewhere in the Prospectus.

Methodologies used in deriving certain information contained on this diskette are more fully described elsewhere in the Prospectus.

The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Prior to making any investment decision, a prospective investor must receive and should carefully review the Prospectus. NOTHING IN THIS DISKETTE SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY CERTIFICATES.



BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2002-PBW1

APPENDIX B - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES
-----------------------------------------------------------------------------------

                                                                                      % of                            Mortgage
                                                                                  Initial Pool          # of            Loan
    ID                                Property Name                                  Balance          Properties       Seller
    --                                -------------                                  -------          ----------       ------
    1      Belz Outlet Center                                                        6.92%               1             BSCMI
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year          4.45%               7              PMCF
    2a     RREEF Textron Portfolio 10 year                                           2.78%               7              PMCF
   2a1     I-290 Industrial Park                                                     0.52%                              PMCF
   2a2     Marley Run Apartments                                                     0.49%                              PMCF
   2a3     Bear Creek Village Shopping Center                                        0.43%                              PMCF
   2a4     Demonet Building                                                          0.42%                              PMCF
   2a5     Dallas Industrial Portfolio                                               0.37%                              PMCF
   2a6     Pointe at Crystal Lake                                                    0.34%                              PMCF
   2a7     Lakeridge at the Moors                                                    0.22%                              PMCF
    2b     RREEF Textron Portfolio 7 year                                            1.67%               7              PMCF
   2b1     I-290 Industrial Park                                                     0.31%                              PMCF
   2b2     Marley Run Apartments                                                     0.29%                              PMCF
   2b3     Bear Creek Village Shopping Center                                        0.26%                              PMCF
   2b4     Demonet Building                                                          0.25%                              PMCF
   2b5     Dallas Industrial Portfolio                                               0.22%                              PMCF
   2b6     Pointe at Crystal Lake                                                    0.20%                              PMCF
   2b7     Lakeridge at the Moors                                                    0.13%                              PMCF
    3      50 Danbury Road                                                           4.13%               1              PMCF
    4      Cranston Parkade                                                          2.75%               1             BSCMI
    5      Fifth Third Center                                                        2.71%               1              PMCF
    6      Mountain Square Shopping Center                                           2.65%               1              PMCF
    7      Cityview Centre                                                           2.64%               1              PMCF
    8      SLO Promenade                                                             2.28%               1             BSCMI
    9      CNL Retail Portfolio                                                      2.27%               5             BSCMI
    9a     CNL Retail Portfolio - Barnes & Noble                                     0.55%                             BSCMI
    9b     CNL Retail Portfolio - Borders Books                                      0.53%                             BSCMI
    9c     CNL Retail Portfolio - Best Buy                                           0.51%                             BSCMI
    9d     CNL Retail Portfolio - Kash 'N Karry                                      0.36%                             BSCMI
    9e     CNL Retail Portfolio - Bed Bath & Beyond                                  0.32%                             BSCMI
    10     Valencia Corporate Plaza                                                  1.90%               1             BSCMI
    11     The Mansions at Delmar Village                                            1.84%               1              PMCF
    12     1111 North Capitol Street Building                                        1.59%               1              PMCF
    13     3220 Tillman Drive                                                        1.56%               1             BSCMI
    14     Great Southern Shopping Center                                            1.49%               1              PMCF
    15     Celebration X                                                             1.48%               1             BSCMI
    16     North Decatur Square Shopping Center                                      1.47%               1              PMCF
    17     The Glen at Lafayette Hill                                                1.46%               1              PMCF
    18     United Plaza XII                                                          1.44%               1              PMCF
    19     Raintree Apartments                                                       1.41%               1             BSCMI
    20     11-15 Read's Way                                                          1.37%               1             BSCMI
    21     Highland Run East Apartments                                              1.32%               1              PMCF
    22     Fire Mountain Shopping Center                                             1.28%               1              PMCF
    23     Park Del Amo                                                              1.28%               1              PMCF
    24     Parque View Apartments                                                    1.19%               1              PMCF
    25     Los Vallecitos Business Center                                            1.14%               1              WFB
    26     South Parc at Bethany Apartments                                          1.14%               1              PMCF
    27     Levittown Mews Shopping Center                                            1.06%               1             BSCMI
    28     Racal Instruments Headquarters                                            1.03%               1             BSCMI
    29     Mountain Marketplace                                                      0.94%               1             BSCMI
    30     Lott Portfolio                                                            0.94%               6              PMCF
   30a     Ark Self Storage - Smyrna                                                 0.22%                              PMCF
   30b     Ark Self Storage - Marietta                                               0.21%                              PMCF
   30c     Ark Self Storage - Savannah                                               0.20%                              PMCF
   30d     Ark Self Storage - Norcross                                               0.14%                              PMCF
   30e     Ark Self Storage - Macon                                                  0.11%                              PMCF
   30f     Ark Self Storage - Douglas                                                0.06%                              PMCF
    31     Simi Valley Retail and Office Center                                      0.91%               2              PMCF
   31a     Smart & Final Retail Center                                               0.76%                              PMCF
   31b     Simi Valley Office Center                                                 0.15%                              PMCF
    32     Shoppes at Beacon Light                                                   0.91%               1              PMCF
    33     Constitution Place                                                        0.89%               1              PMCF
    34     Wildwood Ridge Apartments                                                 0.88%               1              PMCF
    35     Westlake Village Business Park                                            0.87%               1              PMCF
    36     Clermont Towne Center                                                     0.84%               1              PMCF
    37     Webster and Wayne Shopping Center                                         0.81%               1             BSCMI
    38     Cherry Valley Plaza                                                       0.79%               1             BSCMI
    39     Washington Square Medical Office Building                                 0.78%               1              PMCF
    40     Randolph Plaza                                                            0.77%               1              PMCF
    41     Broadmoor Apartments of St. Joseph                                        0.76%               1              PMCF
    42     Boulders VI Office Building                                               0.75%               1              PMCF
    43     Kierland Fairways Office Plaza                                            0.73%               1              PMCF
    44     Eastgate Square - Phase VI                                                0.71%               1              BSFI
    45     Tall Oaks Shopping Center                                                 0.69%               1              PMCF
    46     Boulders VII Office Building                                              0.69%               1              PMCF
    47     Tanglewood Apartments                                                     0.68%               1              PMCF
    48     Greene Countrie Court                                                     0.66%               1             BSCMI
    49     Belle Station                                                             0.66%               1             BSCMI
    50     Farmer Jack Supermarket                                                   0.64%               1              PMCF
    51     Village Shops Plaza                                                       0.62%               1              PMCF

                                                                                                   Cut-Off      General
                                                                                Original             Date       Property
    ID                                Property Name                              Balance           Balance        Type
    --                                -------------                              -------           -------        ----
    1      Belz Outlet Center                                                   64,000,000        63,789,153    Retail
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year     41,000,000        41,000,000    Various
    2a     RREEF Textron Portfolio 10 year                                      25,625,000        25,625,000    Various
   2a1     I-290 Industrial Park                                                 4,772,656         4,772,656    Industrial
   2a2     Marley Run Apartments                                                 4,500,391         4,500,391    Multifamily
   2a3     Bear Creek Village Shopping Center                                    3,971,875         3,971,875    Retail
   2a4     Demonet Building                                                      3,843,750         3,843,750    Office
   2a5     Dallas Industrial Portfolio                                           3,395,313         3,395,313    Industrial
   2a6     Pointe at Crystal Lake                                                3,139,063         3,139,063    Multifamily
   2a7     Lakeridge at the Moors                                                2,001,953         2,001,953    Multifamily
    2b     RREEF Textron Portfolio 7 year                                       15,375,000        15,375,000    Various
   2b1     I-290 Industrial Park                                                 2,863,594         2,863,594    Industrial
   2b2     Marley Run Apartments                                                 2,700,234         2,700,234    Multifamily
   2b3     Bear Creek Village Shopping Center                                    2,383,125         2,383,125    Retail
   2b4     Demonet Building                                                      2,306,250         2,306,250    Office
   2b5     Dallas Industrial Portfolio                                           2,037,188         2,037,188    Industrial
   2b6     Pointe at Crystal Lake                                                1,883,438         1,883,438    Multifamily
   2b7     Lakeridge at the Moors                                                1,201,172         1,201,172    Multifamily
    3      50 Danbury Road                                                      38,000,000        38,000,000    Office
    4      Cranston Parkade                                                     25,350,000        25,311,005    Retail
    5      Fifth Third Center                                                   25,000,000        24,977,001    Office
    6      Mountain Square Shopping Center                                      24,625,000        24,444,197    Retail
    7      Cityview Centre                                                      24,325,000        24,288,988    Retail
    8      SLO Promenade                                                        21,000,000        20,968,496    Retail
    9      CNL Retail Portfolio                                                 21,000,000        20,955,145    Retail
    9a     CNL Retail Portfolio - Barnes & Noble                                 5,122,713         5,111,771    Retail
    9b     CNL Retail Portfolio - Borders Books                                  4,935,297         4,924,756    Retail
    9c     CNL Retail Portfolio - Best Buy                                       4,685,408         4,675,400    Retail
    9d     CNL Retail Portfolio - Kash 'N Karry                                  3,320,393         3,313,301    Retail
    9e     CNL Retail Portfolio - Bed Bath & Beyond                              2,936,189         2,929,918    Retail
    10     Valencia Corporate Plaza                                             17,500,000        17,500,000    Office
    11     The Mansions at Delmar Village                                       17,000,000        16,964,156    Multifamily
    12     1111 North Capitol Street Building                                   14,650,000        14,637,461    Industrial
    13     3220 Tillman Drive                                                   14,400,000        14,350,394    Office
    14     Great Southern Shopping Center                                       13,830,000        13,741,252    Retail
    15     Celebration X                                                        13,600,000        13,600,000    Office
    16     North Decatur Square Shopping Center                                 13,600,000        13,570,951    Retail
    17     The Glen at Lafayette Hill                                           13,700,000        13,443,281    Multifamily
    18     United Plaza XII                                                     13,300,000        13,242,674    Office
    19     Raintree Apartments                                                  13,025,000        13,006,587    Multifamily
    20     11-15 Read's Way                                                     12,600,000        12,579,754    Office
    21     Highland Run East Apartments                                         12,200,000        12,188,907    Multifamily
    22     Fire Mountain Shopping Center                                        11,850,000        11,769,851    Retail
    23     Park Del Amo                                                         12,250,000        11,747,107    Office
    24     Parque View Apartments                                               11,000,000        10,982,304    Multifamily
    25     Los Vallecitos Business Center                                       10,500,000        10,490,781    Industrial
    26     South Parc at Bethany Apartments                                     10,500,000        10,469,533    Multifamily
    27     Levittown Mews Shopping Center                                        9,800,000         9,800,000    Retail
    28     Racal Instruments Headquarters                                        9,500,000         9,491,675    Industrial
    29     Mountain Marketplace                                                  8,700,000         8,687,701    Retail
    30     Lott Portfolio                                                        8,750,000         8,639,816    Various
   30a     Ark Self Storage - Smyrna                                             2,035,020         2,009,394    Self Storage
   30b     Ark Self Storage - Marietta                                           1,947,051         1,922,533    Self Storage
   30c     Ark Self Storage - Savannah                                           1,870,811         1,847,253    Self Storage
   30d     Ark Self Storage - Norcross                                           1,301,944         1,285,549    Self Storage
   30e     Ark Self Storage - Macon                                              1,043,901         1,030,755    Self Storage
   30f     Ark Self Storage - Douglas                                              551,273           544,332    Self Storage
    31     Simi Valley Retail and Office Center                                  8,400,000         8,393,142    Various
   31a     Smart & Final Retail Center                                           7,045,161         7,039,409    Retail
   31b     Simi Valley Office Center                                             1,354,839         1,353,733    Office
    32     Shoppes at Beacon Light                                               8,500,000         8,340,804    Retail
    33     Constitution Place                                                    8,700,000         8,235,182    Office
    34     Wildwood Ridge Apartments                                             8,150,000         8,142,560    Multifamily
    35     Westlake Village Business Park                                        8,000,000         7,984,036    Industrial
    36     Clermont Towne Center                                                 7,775,000         7,767,764    Retail
    37     Webster and Wayne Shopping Center                                     7,500,000         7,500,000    Retail
    38     Cherry Valley Plaza                                                   7,300,000         7,285,479    Retail
    39     Washington Square Medical Office Building                             7,200,000         7,167,535    Office
    40     Randolph Plaza                                                        7,100,000         7,047,870    Retail
    41     Broadmoor Apartments of St. Joseph                                    7,000,000         6,957,437    Multifamily
    42     Boulders VI Office Building                                           6,950,000         6,930,462    Office
    43     Kierland Fairways Office Plaza                                        6,700,000         6,686,237    Office
    44     Eastgate Square - Phase VI                                            6,600,000         6,565,093    Retail
    45     Tall Oaks Shopping Center                                             6,400,000         6,380,536    Retail
    46     Boulders VII Office Building                                          6,350,000         6,332,149    Office
    47     Tanglewood Apartments                                                 6,300,000         6,278,351    Multifamily
    48     Greene Countrie Court                                                 6,100,000         6,090,728    Multifamily
    49     Belle Station                                                         6,050,000         6,040,957    Retail
    50     Farmer Jack Supermarket                                               6,000,000         5,935,873    Retail
    51     Village Shops Plaza                                                   5,800,000         5,740,261    Retail

                                                                                    Detailed
                                                                                    Property             Interes      Administrative
    ID                             Property Name                                      Type                 Rate           Fee Rate
    --                             -------------                                      ----                 ----           --------
    1      Belz Outlet Center                                                     Outlet Center           7.0600%          0.03330%
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year       Various                 Various          0.05330%
    2a     RREEF Textron Portfolio 10 year                                        Various                 6.3700%          0.05330%
   2a1     I-290 Industrial Park                                                  Warehouse
   2a2     Marley Run Apartments                                                  Multifamily
   2a3     Bear Creek Village Shopping Center                                     Anchored
   2a4     Demonet Building                                                       CBD
   2a5     Dallas Industrial Portfolio                                            Warehouse
   2a6     Pointe at Crystal Lake                                                 Multifamily
   2a7     Lakeridge at the Moors                                                 Multifamily
    2b     RREEF Textron Portfolio 7 year                                         Various                 6.1600%          0.05330%
   2b1     I-290 Industrial Park                                                  Warehouse
   2b2     Marley Run Apartments                                                  Multifamily
   2b3     Bear Creek Village Shopping Center                                     Anchored
   2b4     Demonet Building                                                       CBD
   2b5     Dallas Industrial Portfolio                                            Warehouse
   2b6     Pointe at Crystal Lake                                                 Multifamily
   2b7     Lakeridge at the Moors                                                 Multifamily
    3      50 Danbury Road                                                        Suburban                6.4000%          0.05330%
    4      Cranston Parkade                                                       Anchored                6.7500%          0.03330%
    5      Fifth Third Center                                                     CBD                     6.4100%          0.09130%
    6      Mountain Square Shopping Center                                        Anchored                6.7600%          0.05330%
    7      Cityview Centre                                                        Anchored                6.9100%          0.05330%
    8      SLO Promenade                                                          Anchored                6.8550%          0.07330%
    9      CNL Retail Portfolio                                                   Anchored                6.9000%          0.03330%
    9a     CNL Retail Portfolio - Barnes & Noble                                  Anchored
    9b     CNL Retail Portfolio - Borders Books                                   Anchored
    9c     CNL Retail Portfolio - Best Buy                                        Anchored
    9d     CNL Retail Portfolio - Kash 'N Karry                                   Anchored
    9e     CNL Retail Portfolio - Bed Bath & Beyond                               Anchored
    10     Valencia Corporate Plaza                                               Suburban                6.5200%          0.07330%
    11     The Mansions at Delmar Village                                         Multifamily             6.9500%          0.05330%
    12     1111 North Capitol Street Building                                     Warehouse               6.7800%          0.10330%
    13     3220 Tillman Drive                                                     Suburban                7.1250%          0.03330%
    14     Great Southern Shopping Center                                         Anchored                6.9200%          0.12330%
    15     Celebration X                                                          Suburban                6.0300%          0.03330%
    16     North Decatur Square Shopping Center                                   Anchored                6.9000%          0.10330%
    17     The Glen at Lafayette Hill                                             Multifamily             8.2800%          0.05330%
    18     United Plaza XII                                                       Suburban                7.3400%          0.10330%
    19     Raintree Apartments                                                    Multifamily             7.1000%          0.03330%
    20     11-15 Read's Way                                                       Suburban                6.5650%          0.05330%
    21     Highland Run East Apartments                                           Multifamily             6.4700%          0.05330%
    22     Fire Mountain Shopping Center                                          Unanchored              7.1300%          0.05330%
    23     Park Del Amo                                                           Suburban                8.0400%          0.05330%
    24     Parque View Apartments                                                 Multifamily             6.5600%          0.05330%
    25     Los Vallecitos Business Center                                         Flex Industrial         6.6500%          0.03330%
    26     South Parc at Bethany Apartments                                       Multifamily             7.0200%          0.10330%
    27     Levittown Mews Shopping Center                                         Anchored                6.9000%          0.03330%
    28     Racal Instruments Headquarters                                         Flex Industrial         6.6600%          0.03330%
    29     Mountain Marketplace                                                   Anchored                7.1000%          0.03330%
    30     Lott Portfolio                                                         Various                 7.1700%          0.10330%
   30a     Ark Self Storage - Smyrna                                              Self Storage
   30b     Ark Self Storage - Marietta                                            Self Storage
   30c     Ark Self Storage - Savannah                                            Self Storage
   30d     Ark Self Storage - Norcross                                            Self Storage
   30e     Ark Self Storage - Macon                                               Self Storage
   30f     Ark Self Storage - Douglas                                             Self Storage
    31     Simi Valley Retail and Office Center                                   Various                 7.0200%          0.05330%
   31a     Smart & Final Retail Center                                            Anchored
   31b     Simi Valley Office Center                                              Suburban
    32     Shoppes at Beacon Light                                                Anchored                7.2214%          0.05330%
    33     Constitution Place                                                     CBD                     7.0600%          0.05330%
    34     Wildwood Ridge Apartments                                              Multifamily             6.4500%          0.09330%
    35     Westlake Village Business Park                                         Flex Industrial         7.1600%          0.10330%
    36     Clermont Towne Center                                                  Anchored                6.3500%          0.10330%
    37     Webster and Wayne Shopping Center                                      Anchored                5.9500%          0.03330%
    38     Cherry Valley Plaza                                                    Anchored                7.1250%          0.03330%
    39     Washington Square Medical Office Building                              Office/Medical          7.5200%          0.10330%
    40     Randolph Plaza                                                         Anchored                6.7600%          0.05330%
    41     Broadmoor Apartments of St. Joseph                                     Multifamily             7.1700%          0.10330%
    42     Boulders VI Office Building                                            Suburban                7.1500%          0.05330%
    43     Kierland Fairways Office Plaza                                         Suburban                7.0500%          0.10330%
    44     Eastgate Square - Phase VI                                             Anchored                7.1486%          0.03330%
    45     Tall Oaks Shopping Center                                              Anchored                7.6000%          0.10330%
    46     Boulders VII Office Building                                           Suburban                7.1500%          0.05330%
    47     Tanglewood Apartments                                                  Multifamily             6.3000%          0.05330%
    48     Greene Countrie Court                                                  Multifamily             6.8000%          0.07330%
    49     Belle Station                                                          Anchored                6.8700%          0.03330%
    50     Farmer Jack Supermarket                                                Anchored                7.3300%          0.10330%
    51     Village Shops Plaza                                                    Shadow Anchored         7.8000%          0.10330%

                                                                                 Interest           Original       Stated Remaining
                                                                                  Accrual       Term to Maturity   Term to Maturity
    ID                                Property Name                                Basis         or ARD (mos.)      or ARD (mos.)
    --                                -------------                                -----         -------------      -------------
    1      Belz Outlet Center                                                   Actual/360             84                 81
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year       30/360            Various            Various
    2a     RREEF Textron Portfolio 10 year                                        30/360              120                115
   2a1     I-290 Industrial Park
   2a2     Marley Run Apartments
   2a3     Bear Creek Village Shopping Center
   2a4     Demonet Building
   2a5     Dallas Industrial Portfolio
   2a6     Pointe at Crystal Lake
   2a7     Lakeridge at the Moors
    2b     RREEF Textron Portfolio 7 year                                         30/360               84                 79
   2b1     I-290 Industrial Park
   2b2     Marley Run Apartments
   2b3     Bear Creek Village Shopping Center
   2b4     Demonet Building
   2b5     Dallas Industrial Portfolio
   2b6     Pointe at Crystal Lake
   2b7     Lakeridge at the Moors
    3      50 Danbury Road                                                      Actual/360            120                119
    4      Cranston Parkade                                                     Actual/360             60                 58
    5      Fifth Third Center                                                   Actual/360            120                119
    6      Mountain Square Shopping Center                                      Actual/360            120                111
    7      Cityview Centre                                                      Actual/360            120                118
    8      SLO Promenade                                                        Actual/360             60                 58
    9      CNL Retail Portfolio                                                 Actual/360            120                117
    9a     CNL Retail Portfolio - Barnes & Noble
    9b     CNL Retail Portfolio - Borders Books
    9c     CNL Retail Portfolio - Best Buy
    9d     CNL Retail Portfolio - Kash 'N Karry
    9e     CNL Retail Portfolio - Bed Bath & Beyond
    10     Valencia Corporate Plaza                                             Actual/360            120                120
    11     The Mansions at Delmar Village                                       Actual/360            120                117
    12     1111 North Capitol Street Building                                   Actual/360            120                119
    13     3220 Tillman Drive                                                   Actual/360             60                 55
    14     Great Southern Shopping Center                                       Actual/360            123                115
    15     Celebration X                                                          30/360               60                 57
    16     North Decatur Square Shopping Center                                 Actual/360            120                117
    17     The Glen at Lafayette Hill                                             30/360              120                 93
    18     United Plaza XII                                                     Actual/360             84                 80
    19     Raintree Apartments                                                  Actual/360             60                 58
    20     11-15 Read's Way                                                     Actual/360            120                118
    21     Highland Run East Apartments                                         Actual/360            120                119
    22     Fire Mountain Shopping Center                                        Actual/360            120                111
    23     Park Del Amo                                                           30/360              120                 85
    24     Parque View Apartments                                               Actual/360            120                118
    25     Los Vallecitos Business Center                                       Actual/360            120                119
    26     South Parc at Bethany Apartments                                     Actual/360            120                116
    27     Levittown Mews Shopping Center                                       Actual/360            120                120
    28     Racal Instruments Headquarters                                       Actual/360            120                119
    29     Mountain Marketplace                                                 Actual/360            120                118
    30     Lott Portfolio                                                       Actual/360            120                113
   30a     Ark Self Storage - Smyrna
   30b     Ark Self Storage - Marietta
   30c     Ark Self Storage - Savannah
   30d     Ark Self Storage - Norcross
   30e     Ark Self Storage - Macon
   30f     Ark Self Storage - Douglas
    31     Simi Valley Retail and Office Center                                 Actual/360            120                119
   31a     Smart & Final Retail Center
   31b     Simi Valley Office Center
    32     Shoppes at Beacon Light                                                30/360              120                105
    33     Constitution Place                                                     30/360              120                 81
    34     Wildwood Ridge Apartments                                            Actual/360            120                119
    35     Westlake Village Business Park                                       Actual/360            120                117
    36     Clermont Towne Center                                                Actual/360            120                119
    37     Webster and Wayne Shopping Center                                    Actual/360             84                 84
    38     Cherry Valley Plaza                                                  Actual/360            120                117
    39     Washington Square Medical Office Building                            Actual/360            120                113
    40     Randolph Plaza                                                       Actual/360            120                111
    41     Broadmoor Apartments of St. Joseph                                   Actual/360            120                112
    42     Boulders VI Office Building                                          Actual/360            120                116
    43     Kierland Fairways Office Plaza                                       Actual/360            120                117
    44     Eastgate Square - Phase VI                                           Actual/360             60                 52
    45     Tall Oaks Shopping Center                                            Actual/360            120                115
    46     Boulders VII Office Building                                         Actual/360            120                116
    47     Tanglewood Apartments                                                Actual/360            120                116
    48     Greene Countrie Court                                                Actual/360             60                 58
    49     Belle Station                                                        Actual/360            120                118
    50     Farmer Jack Supermarket                                              Actual/360            120                108
    51     Village Shops Plaza                                                  Actual/360            120                110

                                                                                   Original          Remaining            First
                                                                                 Amortization       Amortization         Payment
    ID                                Property Name                               Term (mos.)       Term (mos.)            Date
    --                                -------------                               -----------       -----------            ----
    1      Belz Outlet Center                                                         300               297              8/1/2002
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year            0                 0               6/1/2002
    2a     RREEF Textron Portfolio 10 year                                             0                 0               6/1/2002
   2a1     I-290 Industrial Park
   2a2     Marley Run Apartments
   2a3     Bear Creek Village Shopping Center
   2a4     Demonet Building
   2a5     Dallas Industrial Portfolio
   2a6     Pointe at Crystal Lake
   2a7     Lakeridge at the Moors
    2b     RREEF Textron Portfolio 7 year                                              0                 0               6/1/2002
   2b1     I-290 Industrial Park
   2b2     Marley Run Apartments
   2b3     Bear Creek Village Shopping Center
   2b4     Demonet Building
   2b5     Dallas Industrial Portfolio
   2b6     Pointe at Crystal Lake
   2b7     Lakeridge at the Moors
    3      50 Danbury Road                                                            300               300             10/1/2002
    4      Cranston Parkade                                                           360               358              9/1/2002
    5      Fifth Third Center                                                         360               359             10/1/2002
    6      Mountain Square Shopping Center                                            360               351              2/1/2002
    7      Cityview Centre                                                            360               358              9/1/2002
    8      SLO Promenade                                                              360               358              9/1/2002
    9      CNL Retail Portfolio                                                       360               357              8/1/2002
    9a     CNL Retail Portfolio - Barnes & Noble
    9b     CNL Retail Portfolio - Borders Books
    9c     CNL Retail Portfolio - Best Buy
    9d     CNL Retail Portfolio - Kash 'N Karry
    9e     CNL Retail Portfolio - Bed Bath & Beyond
    10     Valencia Corporate Plaza                                                   360               360             11/1/2002
    11     The Mansions at Delmar Village                                             360               357              8/1/2002
    12     1111 North Capitol Street Building                                         360               359             10/1/2002
    13     3220 Tillman Drive                                                         360               355              6/1/2002
    14     Great Southern Shopping Center                                             360               352              3/1/2002
    15     Celebration X                                                               0                 0               8/1/2002
    16     North Decatur Square Shopping Center                                       360               357              8/1/2002
    17     The Glen at Lafayette Hill                                                 360               333              8/1/2000
    18     United Plaza XII                                                           300               296              7/1/2002
    19     Raintree Apartments                                                        360               358              9/1/2002
    20     11-15 Read's Way                                                           360               358              9/1/2002
    21     Highland Run East Apartments                                               360               359             10/1/2002
    22     Fire Mountain Shopping Center                                              360               351              2/1/2002
    23     Park Del Amo                                                               300               265             12/1/1999
    24     Parque View Apartments                                                     360               358              9/1/2002
    25     Los Vallecitos Business Center                                             360               359             10/1/2002
    26     South Parc at Bethany Apartments                                           360               356              7/1/2002
    27     Levittown Mews Shopping Center                                             300               300             11/1/2002
    28     Racal Instruments Headquarters                                             360               359             10/1/2002
    29     Mountain Marketplace                                                       360               358              9/1/2002
    30     Lott Portfolio                                                             240               233              4/1/2002
   30a     Ark Self Storage - Smyrna
   30b     Ark Self Storage - Marietta
   30c     Ark Self Storage - Savannah
   30d     Ark Self Storage - Norcross
   30e     Ark Self Storage - Macon
   30f     Ark Self Storage - Douglas
    31     Simi Valley Retail and Office Center                                       360               359             10/1/2002
   31a     Smart & Final Retail Center
   31b     Simi Valley Office Center
    32     Shoppes at Beacon Light                                                    300               285               37104
    33     Constitution Place                                                         300               261              8/1/1999
    34     Wildwood Ridge Apartments                                                  360               359             10/1/2002
    35     Westlake Village Business Park                                             360               357              8/1/2002
    36     Clermont Towne Center                                                      360               359             10/1/2002
    37     Webster and Wayne Shopping Center                                           0                 0              11/1/2002
    38     Cherry Valley Plaza                                                        360               357              8/1/2002
    39     Washington Square Medical Office Building                                  360               353              4/1/2002
    40     Randolph Plaza                                                             360               351              2/1/2002
    41     Broadmoor Apartments of St. Joseph                                         360               352              3/1/2002
    42     Boulders VI Office Building                                                360               356              7/1/2002
    43     Kierland Fairways Office Plaza                                             360               357              8/1/2002
    44     Eastgate Square - Phase VI                                                 360               352              3/1/2002
    45     Tall Oaks Shopping Center                                                  360               355              6/1/2002
    46     Boulders VII Office Building                                               360               356              7/1/2002
    47     Tanglewood Apartments                                                      360               356              7/1/2002
    48     Greene Countrie Court                                                      360               358              9/1/2002
    49     Belle Station                                                              360               358              9/1/2002
    50     Farmer Jack Supermarket                                                    330               318             11/1/2001
    51     Village Shops Plaza                                                        300               290              1/1/2002

                                                                                   Maturity            Annual            Monthly
                                                                                     Date               Debt               Debt
    ID                                Property Name                                 or ARD           Service (2)       Service (2)
    --                                -------------                                 ------           -----------       -----------
    1      Belz Outlet Center                                                      7/1/2009          5,457,495         454,791.28
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year         Various          2,579,328         214,944.00
    2a     RREEF Textron Portfolio 10 year                                         5/1/2012          1,632,348         136,029.00
   2a1     I-290 Industrial Park
   2a2     Marley Run Apartments
   2a3     Bear Creek Village Shopping Center
   2a4     Demonet Building
   2a5     Dallas Industrial Portfolio
   2a6     Pointe at Crystal Lake
   2a7     Lakeridge at the Moors
    2b     RREEF Textron Portfolio 7 year                                          5/1/2009            946,980          78,915.00
   2b1     I-290 Industrial Park
   2b2     Marley Run Apartments
   2b3     Bear Creek Village Shopping Center
   2b4     Demonet Building
   2b5     Dallas Industrial Portfolio
   2b6     Pointe at Crystal Lake
   2b7     Lakeridge at the Moors
    3      50 Danbury Road                                                         9/1/2012          2,432,000     202,666.67 (3)
    4      Cranston Parkade                                                        8/1/2007          1,973,035         164,419.62
    5      Fifth Third Center                                                      9/1/2012          1,878,483         156,540.21
    6      Mountain Square Shopping Center                                         1/1/2012          1,918,572         159,881.00
    7      Cityview Centre                                                         8/1/2012          1,924,407         160,367.22
    8      SLO Promenade                                                           8/1/2007          1,652,094         137,674.53
    9      CNL Retail Portfolio                                                    7/1/2012          1,659,672         138,306.03
    9a     CNL Retail Portfolio - Barnes & Noble
    9b     CNL Retail Portfolio - Borders Books
    9c     CNL Retail Portfolio - Best Buy
    9d     CNL Retail Portfolio - Kash 'N Karry
    9e     CNL Retail Portfolio - Bed Bath & Beyond
    10     Valencia Corporate Plaza                                                10/1/2012         1,330,106         110,842.18
    11     The Mansions at Delmar Village                                          7/1/2012          1,350,374         112,531.14
    12     1111 North Capitol Street Building                                      9/1/2012          1,143,743          95,311.95
    13     3220 Tillman Drive                                                      5/1/2007          1,164,186          97,015.47
    14     Great Southern Shopping Center                                          5/1/2012          1,095,234          91,269.48
    15     Celebration X                                                           7/1/2007            820,080          68,340.00
    16     North Decatur Square Shopping Center                                    7/1/2012          1,074,835          89,569.62
    17     The Glen at Lafayette Hill                                              7/1/2010          1,238,551         103,212.60
    18     United Plaza XII                                                        6/1/2009          1,162,870          96,905.84
    19     Raintree Apartments                                                     8/1/2007          1,050,386          87,532.16
    20     11-15 Read's Way                                                        8/1/2012            962,159          80,179.95
    21     Highland Run East Apartments                                            9/1/2012            922,461          76,871.76
    22     Fire Mountain Shopping Center                                           1/1/2012            958,508          79,875.64
    23     Park Del Amo                                                            11/1/2009         1,138,468          94,872.32
    24     Parque View Apartments                                                  8/1/2012            839,545          69,962.10
    25     Los Vallecitos Business Center                                          9/1/2012            808,876          67,406.31
    26     South Parc at Bethany Apartments                                        6/1/2012            839,974          69,997.85
    27     Levittown Mews Shopping Center                                          10/1/2012           823,685          68,640.45
    28     Racal Instruments Headquarters                                          9/1/2012            732,595          61,049.56
    29     Mountain Marketplace                                                    8/1/2012            701,601          58,466.78
    30     Lott Portfolio                                                          3/1/2012            824,813          68,734.40
   30a     Ark Self Storage - Smyrna
   30b     Ark Self Storage - Marietta
   30c     Ark Self Storage - Savannah
   30d     Ark Self Storage - Norcross
   30e     Ark Self Storage - Macon
   30f     Ark Self Storage - Douglas
    31     Simi Valley Retail and Office Center                                    9/1/2012            671,979          55,998.28
   31a     Smart & Final Retail Center
   31b     Simi Valley Office Center
    32     Shoppes at Beacon Light                                                 7/1/2011            735,893      61,324.45 (4)
    33     Constitution Place                                                      7/1/2009            741,878          61,823.19
    34     Wildwood Ridge Apartments                                               9/1/2012            614,950          51,245.84
    35     Westlake Village Business Park                                          7/1/2012            649,039          54,086.60
    36     Clermont Towne Center                                                   9/1/2012            580,546          48,378.83
    37     Webster and Wayne Shopping Center                                       10/1/2009           452,448          37,703.99
    38     Cherry Valley Plaza                                                     7/1/2012            590,311      49,192.55 (5)
    39     Washington Square Medical Office Building                               3/1/2012            605,514      50,459.48 (6)
    40     Randolph Plaza                                                          1/1/2012            553,172          46,097.67
    41     Broadmoor Apartments of St. Joseph                                      2/1/2012            568,477          47,373.10
    42     Boulders VI Office Building                                             6/1/2012            563,289          46,940.77
    43     Kierland Fairways Office Plaza                                          7/1/2012            537,606          44,800.48
    44     Eastgate Square - Phase VI                                              2/1/2007            535,500      44,624.96 (7)
    45     Tall Oaks Shopping Center                                               5/1/2012            542,265          45,188.78
    46     Boulders VII Office Building                                            6/1/2012            514,660          42,888.33
    47     Tanglewood Apartments                                                   6/1/2012            467,943          38,995.29
    48     Greene Countrie Court                                                   8/1/2007            477,209          39,767.44
    49     Belle Station                                                           8/1/2012            476,688          39,723.98
    50     Farmer Jack Supermarket                                                 10/1/2011           507,876          42,322.96
    51     Village Shops Plaza                                                     12/1/2011           527,996          43,999.63

                                                                                   Remaining
                                                                                 Interest Only
    ID                                Property Name                              Period (mos.)      Lockbox     Lockbox Type (9)
    --                                -------------                              -------------      -------     ----------------
    1      Belz Outlet Center                                                                         Yes       In Place, Hard
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year         Various            No       NAP
    2a     RREEF Textron Portfolio 10 year                                            115              No       NAP
   2a1     I-290 Industrial Park
   2a2     Marley Run Apartments
   2a3     Bear Creek Village Shopping Center
   2a4     Demonet Building
   2a5     Dallas Industrial Portfolio
   2a6     Pointe at Crystal Lake
   2a7     Lakeridge at the Moors
    2b     RREEF Textron Portfolio 7 year                                             79               No       NAP
   2b1     I-290 Industrial Park
   2b2     Marley Run Apartments
   2b3     Bear Creek Village Shopping Center
   2b4     Demonet Building
   2b5     Dallas Industrial Portfolio
   2b6     Pointe at Crystal Lake
   2b7     Lakeridge at the Moors
    3      50 Danbury Road                                                            23              Yes       In Place, Hard (A/B)
    4      Cranston Parkade                                                                           Yes       In Place, Hard
    5      Fifth Third Center                                                                         Yes       In Place, Hard (A/B)
    6      Mountain Square Shopping Center                                                            Yes       In Place, Hard (A/B)
    7      Cityview Centre                                                                            Yes       Springing
    8      SLO Promenade                                                                              Yes       In Place, Soft
    9      CNL Retail Portfolio                                                                       Yes       In Place, Hard
    9a     CNL Retail Portfolio - Barnes & Noble
    9b     CNL Retail Portfolio - Borders Books
    9c     CNL Retail Portfolio - Best Buy
    9d     CNL Retail Portfolio - Kash 'N Karry
    9e     CNL Retail Portfolio - Bed Bath & Beyond
    10     Valencia Corporate Plaza                                                                    No       NAP
    11     The Mansions at Delmar Village                                                              No       NAP
    12     1111 North Capitol Street Building                                                         Yes       In Place, Hard (A/B)
    13     3220 Tillman Drive                                                                          No       NAP
    14     Great Southern Shopping Center                                                             Yes       Springing
    15     Celebration X                                                              57               No       NAP
    16     North Decatur Square Shopping Center                                                       Yes       Springing
    17     The Glen at Lafayette Hill                                                                  No       NAP
    18     United Plaza XII                                                                           Yes       Springing
    19     Raintree Apartments                                                                         No       NAP
    20     11-15 Read's Way                                                                            No       NAP
    21     Highland Run East Apartments                                                                No       NAP
    22     Fire Mountain Shopping Center                                                              Yes       In Place, Hard (A/B)
    23     Park Del Amo                                                                                No       NAP
    24     Parque View Apartments                                                                      No       NAP
    25     Los Vallecitos Business Center                                                              No       NAP
    26     South Parc at Bethany Apartments                                                            No       NAP
    27     Levittown Mews Shopping Center                                                              No       NAP
    28     Racal Instruments Headquarters                                                             Yes       In Place, Soft
    29     Mountain Marketplace                                                                        No       NAP
    30     Lott Portfolio                                                                             Yes       In Place, Hard (A/B)
   30a     Ark Self Storage - Smyrna
   30b     Ark Self Storage - Marietta
   30c     Ark Self Storage - Savannah
   30d     Ark Self Storage - Norcross
   30e     Ark Self Storage - Macon
   30f     Ark Self Storage - Douglas
    31     Simi Valley Retail and Office Center                                                        No       NAP
   31a     Smart & Final Retail Center
   31b     Simi Valley Office Center
    32     Shoppes at Beacon Light                                                                     No       NAP
    33     Constitution Place                                                                          No       NAP
    34     Wildwood Ridge Apartments                                                                  Yes       Springing
    35     Westlake Village Business Park                                                              No       NAP
    36     Clermont Towne Center                                                                       No       NAP
    37     Webster and Wayne Shopping Center                                          60               No       NAP
    38     Cherry Valley Plaza                                                                         No       NAP
    39     Washington Square Medical Office Building                                                  Yes       Springing
    40     Randolph Plaza                                                                             Yes       In Place, Hard (A/B)
    41     Broadmoor Apartments of St. Joseph                                                          No       NAP
    42     Boulders VI Office Building                                                                 No       NAP
    43     Kierland Fairways Office Plaza                                                              No       NAP
    44     Eastgate Square - Phase VI                                                                 Yes       Springing, Hard
    45     Tall Oaks Shopping Center                                                                   No       NAP
    46     Boulders VII Office Building                                                                No       NAP
    47     Tanglewood Apartments                                                                       No       NAP
    48     Greene Countrie Court                                                                       No       NAP
    49     Belle Station                                                                              Yes       In Place, Hard
    50     Farmer Jack Supermarket                                                                    Yes       Springing
    51     Village Shops Plaza                                                                        Yes       In Place, Hard (A/B)

                                                                                      ARD             Crossed
                                                                                     Loan               With
    ID                                Property Name                                  (Y/N)          Other Loans            DSCR
    --                                -------------                                  -----          -----------            ----
    1      Belz Outlet Center                                                         No                No                 1.61
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year           No                Yes                4.85
    2a     RREEF Textron Portfolio 10 year                                            No                Yes                4.79
   2a1     I-290 Industrial Park
   2a2     Marley Run Apartments
   2a3     Bear Creek Village Shopping Center
   2a4     Demonet Building
   2a5     Dallas Industrial Portfolio
   2a6     Pointe at Crystal Lake
   2a7     Lakeridge at the Moors
    2b     RREEF Textron Portfolio 7 year                                             No                Yes                4.95
   2b1     I-290 Industrial Park
   2b2     Marley Run Apartments
   2b3     Bear Creek Village Shopping Center
   2b4     Demonet Building
   2b5     Dallas Industrial Portfolio
   2b6     Pointe at Crystal Lake
   2b7     Lakeridge at the Moors
    3      50 Danbury Road                                                            Yes                No                1.68
    4      Cranston Parkade                                                           No                 No                1.54
    5      Fifth Third Center                                                         Yes                No                1.41
    6      Mountain Square Shopping Center                                            No                 No                1.42
    7      Cityview Centre                                                            Yes                No                1.37
    8      SLO Promenade                                                              No                 No                1.37
    9      CNL Retail Portfolio                                                       No                 No                1.68
    9a     CNL Retail Portfolio - Barnes & Noble
    9b     CNL Retail Portfolio - Borders Books
    9c     CNL Retail Portfolio - Best Buy
    9d     CNL Retail Portfolio - Kash 'N Karry
    9e     CNL Retail Portfolio - Bed Bath & Beyond
    10     Valencia Corporate Plaza                                                   No                 No                1.41
    11     The Mansions at Delmar Village                                             No                 No                1.25
    12     1111 North Capitol Street Building                                         Yes                No                1.45
    13     3220 Tillman Drive                                                         No                 No                1.40
    14     Great Southern Shopping Center                                             Yes                No                2.08
    15     Celebration X                                                              No                 No                2.88
    16     North Decatur Square Shopping Center                                       No                 No                1.36
    17     The Glen at Lafayette Hill                                                 No                 No                1.25
    18     United Plaza XII                                                           Yes                No                1.25
    19     Raintree Apartments                                                        No                 No                1.37
    20     11-15 Read's Way                                                           No                 No                1.41
    21     Highland Run East Apartments                                               No                 No                1.39
    22     Fire Mountain Shopping Center                                              No                 No                1.53
    23     Park Del Amo                                                               No                 No                1.28
    24     Parque View Apartments                                                     No                 No                1.45
    25     Los Vallecitos Business Center                                             No                 No                1.41
    26     South Parc at Bethany Apartments                                           No                 No                1.23
    27     Levittown Mews Shopping Center                                             No                 No                1.35
    28     Racal Instruments Headquarters                                             No                 No                1.42
    29     Mountain Marketplace                                                       No                 No                1.32
    30     Lott Portfolio                                                             No                 No                1.69
   30a     Ark Self Storage - Smyrna
   30b     Ark Self Storage - Marietta
   30c     Ark Self Storage - Savannah
   30d     Ark Self Storage - Norcross
   30e     Ark Self Storage - Macon
   30f     Ark Self Storage - Douglas
    31     Simi Valley Retail and Office Center                                       No                 No                1.39
   31a     Smart & Final Retail Center
   31b     Simi Valley Office Center
    32     Shoppes at Beacon Light                                                    No                 No                1.29
    33     Constitution Place                                                         No                 No                1.52
    34     Wildwood Ridge Apartments                                                  No                 No                1.51
    35     Westlake Village Business Park                                             No                 No                1.63
    36     Clermont Towne Center                                                      No                 No                1.45
    37     Webster and Wayne Shopping Center                                          No                 No                2.23
    38     Cherry Valley Plaza                                                        No                 No                1.50
    39     Washington Square Medical Office Building                                  Yes                No                1.31
    40     Randolph Plaza                                                             No                 No                1.42
    41     Broadmoor Apartments of St. Joseph                                         No                 No                1.39
    42     Boulders VI Office Building                                                No                 No                1.40
    43     Kierland Fairways Office Plaza                                             No                 No                1.33
    44     Eastgate Square - Phase VI                                                 No                 No                1.50
    45     Tall Oaks Shopping Center                                                  No                 No                1.28
    46     Boulders VII Office Building                                               No                 No                1.40
    47     Tanglewood Apartments                                                      No                 No                2.42
    48     Greene Countrie Court                                                      No                 No                1.44
    49     Belle Station                                                              No                 No                1.43
    50     Farmer Jack Supermarket                                                    Yes                No                1.32
    51     Village Shops Plaza                                                        Yes                No                1.29


                                                                                     Grace            Payment           Appraised
    ID                                Property Name                                 Period              Date              Value
    --                                -------------                                 ------              ----              -----
    1      Belz Outlet Center                                                          7                 1              99,400,000
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year            0                 1             159,500,000
    2a     RREEF Textron Portfolio 10 year                                             0                 1              99,687,500
   2a1     I-290 Industrial Park                                                                                        20,562,500
   2a2     Marley Run Apartments                                                                                        18,125,000
   2a3     Bear Creek Village Shopping Center                                                                           14,687,500
   2a4     Demonet Building                                                                                             13,750,000
   2a5     Dallas Industrial Portfolio                                                                                  12,875,000
   2a6     Pointe at Crystal Lake                                                                                       12,062,500
   2a7     Lakeridge at the Moors                                                                                        7,625,000
    2b     RREEF Textron Portfolio 7 year                                              0                 1              59,812,500
   2b1     I-290 Industrial Park                                                                                        12,337,500
   2b2     Marley Run Apartments                                                                                        10,875,000
   2b3     Bear Creek Village Shopping Center                                                                            8,812,500
   2b4     Demonet Building                                                                                              8,250,000
   2b5     Dallas Industrial Portfolio                                                                                   7,725,000
   2b6     Pointe at Crystal Lake                                                                                        7,237,500
   2b7     Lakeridge at the Moors                                                                                        4,575,000
    3      50 Danbury Road                                                             5                 1              50,800,000
    4      Cranston Parkade                                                            5                 1              35,000,000
    5      Fifth Third Center                                                          5                 1              35,000,000
    6      Mountain Square Shopping Center                                             5                 1              33,000,000
    7      Cityview Centre                                                             5                 1              32,000,000
    8      SLO Promenade                                                               5                 1              28,400,000
    9      CNL Retail Portfolio                                                        5                 1              33,350,000
    9a     CNL Retail Portfolio - Barnes & Noble                                                                         8,075,000
    9b     CNL Retail Portfolio - Borders Books                                                                          7,675,000
    9c     CNL Retail Portfolio - Best Buy                                                                               7,450,000
    9d     CNL Retail Portfolio - Kash 'N Karry                                                                          5,350,000
    9e     CNL Retail Portfolio - Bed Bath & Beyond                                                                      4,800,000
    10     Valencia Corporate Plaza                                                   10                 1              23,650,000
    11     The Mansions at Delmar Village                                              5                 1              21,300,000
    12     1111 North Capitol Street Building                                          5                 1              22,400,000
    13     3220 Tillman Drive                                                          5                 1              20,000,000
    14     Great Southern Shopping Center                                              5                 1              28,300,000
    15     Celebration X                                                               5                 1              27,100,000
    16     North Decatur Square Shopping Center                                        5                 1              17,400,000
    17     The Glen at Lafayette Hill                                                  0                 1              20,500,000
    18     United Plaza XII                                                            5                 1              17,900,000
    19     Raintree Apartments                                                         5                 1              17,700,000
    20     11-15 Read's Way                                                            5                 1              17,200,000
    21     Highland Run East Apartments                                                5                 1              15,700,000
    22     Fire Mountain Shopping Center                                               5                 1              16,850,000
    23     Park Del Amo                                                                0                 1              21,500,000
    24     Parque View Apartments                                                      5                 1              15,100,000
    25     Los Vallecitos Business Center                                              5                 1              14,250,000
    26     South Parc at Bethany Apartments                                            5                 1              13,530,000
    27     Levittown Mews Shopping Center                                              5                 1              13,500,000
    28     Racal Instruments Headquarters                                              5                 1              13,500,000
    29     Mountain Marketplace                                                        5                 1              11,000,000
    30     Lott Portfolio                                                              5                 1              14,920,000
   30a     Ark Self Storage - Smyrna                                                                                     3,470,000
   30b     Ark Self Storage - Marietta                                                                                   3,320,000
   30c     Ark Self Storage - Savannah                                                                                   3,190,000
   30d     Ark Self Storage - Norcross                                                                                   2,220,000
   30e     Ark Self Storage - Macon                                                                                      1,780,000
   30f     Ark Self Storage - Douglas                                                                                      940,000
    31     Simi Valley Retail and Office Center                                        5                 1              10,850,000
   31a     Smart & Final Retail Center                                                                                   9,100,000
   31b     Simi Valley Office Center                                                                                     1,750,000
    32     Shoppes at Beacon Light                                                     0                 1              12,500,000
    33     Constitution Place                                                          0                 1              14,400,000
    34     Wildwood Ridge Apartments                                                   5                 1              10,500,000
    35     Westlake Village Business Park                                              5                 1              12,450,000
    36     Clermont Towne Center                                                       5                 1               9,800,000
    37     Webster and Wayne Shopping Center                                           5                 1              11,800,000
    38     Cherry Valley Plaza                                                         5                 1              10,150,000
    39     Washington Square Medical Office Building                                   5                 1               9,800,000
    40     Randolph Plaza                                                              5                 1              11,000,000
    41     Broadmoor Apartments of St. Joseph                                          5                 1               9,100,000
    42     Boulders VI Office Building                                                 5                 1               9,300,000
    43     Kierland Fairways Office Plaza                                              5                 1              10,000,000
    44     Eastgate Square - Phase VI                                                  0                 1               8,800,000
    45     Tall Oaks Shopping Center                                                   5                 1               8,500,000
    46     Boulders VII Office Building                                                5                 1               8,950,000
    47     Tanglewood Apartments                                                       5                 1              15,200,000
    48     Greene Countrie Court                                                       5                 1               7,800,000
    49     Belle Station                                                               7                 1               8,000,000
    50     Farmer Jack Supermarket                                                     5                 1               7,750,000
    51     Village Shops Plaza                                                         5                 1               8,120,000

                                                                                  Cut-Off        LTV
                                                                                 Date LTV      Ratio at
    ID                                Property Name                                Ratio       Maturity
    --                                -------------                                -----       --------
    1      Belz Outlet Center                                                     64.17%        56.57%
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year       25.71%        25.71%
    2a     RREEF Textron Portfolio 10 year                                        25.71%        25.71%
   2a1     I-290 Industrial Park
   2a2     Marley Run Apartments
   2a3     Bear Creek Village Shopping Center
   2a4     Demonet Building
   2a5     Dallas Industrial Portfolio
   2a6     Pointe at Crystal Lake
   2a7     Lakeridge at the Moors
    2b     RREEF Textron Portfolio 7 year                                         25.71%        25.71%
   2b1     I-290 Industrial Park
   2b2     Marley Run Apartments
   2b3     Bear Creek Village Shopping Center
   2b4     Demonet Building
   2b5     Dallas Industrial Portfolio
   2b6     Pointe at Crystal Lake
   2b7     Lakeridge at the Moors
    3      50 Danbury Road                                                        74.80%        62.95%
    4      Cranston Parkade                                                       72.32%        68.47%
    5      Fifth Third Center                                                     71.36%        61.41%
    6      Mountain Square Shopping Center                                        74.07%        64.75%
    7      Cityview Centre                                                        75.90%        66.25%
    8      SLO Promenade                                                          73.83%        69.99%
    9      CNL Retail Portfolio                                                   62.83%        54.89%
    9a     CNL Retail Portfolio - Barnes & Noble
    9b     CNL Retail Portfolio - Borders Books
    9c     CNL Retail Portfolio - Best Buy
    9d     CNL Retail Portfolio - Kash 'N Karry
    9e     CNL Retail Portfolio - Bed Bath & Beyond
    10     Valencia Corporate Plaza                                               74.00%        63.83%
    11     The Mansions at Delmar Village                                         79.64%        69.66%
    12     1111 North Capitol Street Building                                     65.35%        56.80%
    13     3220 Tillman Drive                                                     71.75%        68.38%
    14     Great Southern Shopping Center                                         48.56%        42.35%
    15     Celebration X                                                          50.18%        50.18%
    16     North Decatur Square Shopping Center                                   77.99%        68.13%
    17     The Glen at Lafayette Hill                                             65.58%        59.05%
    18     United Plaza XII                                                       73.98%        65.62%
    19     Raintree Apartments                                                    73.48%        69.85%
    20     11-15 Read's Way                                                       73.14%        63.26%
    21     Highland Run East Apartments                                           77.64%        66.92%
    22     Fire Mountain Shopping Center                                          69.85%        61.62%
    23     Park Del Amo                                                           54.64%        46.19%
    24     Parque View Apartments                                                 72.73%        62.90%
    25     Los Vallecitos Business Center                                         73.62%        63.77%
    26     South Parc at Bethany Apartments                                       77.38%        67.84%
    27     Levittown Mews Shopping Center                                         72.59%        58.07%
    28     Racal Instruments Headquarters                                         70.31%        60.92%
    29     Mountain Marketplace                                                   78.98%        69.28%
    30     Lott Portfolio                                                         57.91%        40.41%
   30a     Ark Self Storage - Smyrna
   30b     Ark Self Storage - Marietta
   30c     Ark Self Storage - Savannah
   30d     Ark Self Storage - Norcross
   30e     Ark Self Storage - Macon
   30f     Ark Self Storage - Douglas
    31     Simi Valley Retail and Office Center                                   77.36%        67.66%
   31a     Smart & Final Retail Center
   31b     Simi Valley Office Center
    32     Shoppes at Beacon Light                                                66.73%        53.91%
    33     Constitution Place                                                     57.19%        47.74%
    34     Wildwood Ridge Apartments                                              77.55%        66.80%
    35     Westlake Village Business Park                                         64.13%        56.39%
    36     Clermont Towne Center                                                  79.26%        68.09%
    37     Webster and Wayne Shopping Center                                      63.56%        62.12%
    38     Cherry Valley Plaza                                                    71.78%        63.05%
    39     Washington Square Medical Office Building                              73.14%        65.04%
    40     Randolph Plaza                                                         64.07%        56.01%
    41     Broadmoor Apartments of St. Joseph                                     76.46%        67.46%
    42     Boulders VI Office Building                                            74.52%        65.55%
    43     Kierland Fairways Office Plaza                                         66.86%        58.63%
    44     Eastgate Square - Phase VI                                             74.60%        71.27%
    45     Tall Oaks Shopping Center                                              75.07%        66.82%
    46     Boulders VII Office Building                                           70.75%        62.23%
    47     Tanglewood Apartments                                                  41.30%        35.53%
    48     Greene Countrie Court                                                  78.09%        73.98%
    49     Belle Station                                                          75.51%        65.84%
    50     Farmer Jack Supermarket                                                76.59%        65.80%
    51     Village Shops Plaza                                                    70.69%        58.68%

    ID                                 Property Name                            Address
    --                                 -------------                            -------
    1      Belz Outlet Center                                                   401 West Oakridge Road
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year     Various
    2a     RREEF Textron Portfolio 10 year                                      Various
   2a1     I-290 Industrial Park                                                10-30 Forbes Road, 425-450 Whitney Street
   2a2     Marley Run Apartments                                                8017 Ashberry Lane
   2a3     Bear Creek Village Shopping Center                                   17200 Redmond Way N.E.
   2a4     Demonet Building                                                     1155 Connecticut Avenue
   2a5     Dallas Industrial Portfolio                                          Various
   2a6     Pointe at Crystal Lake                                               700 Cypress Club Way
   2a7     Lakeridge at the Moors                                               17230 NW 64th Avenue
    2b     RREEF Textron Portfolio 7 year                                       Various
   2b1     I-290 Industrial Park                                                10-30 Forbes Road, 425-450 Whitney Street
   2b2     Marley Run Apartments                                                8017 Ashberry Lane
   2b3     Bear Creek Village Shopping Center                                   17200 Redmond Way N.E.
   2b4     Demonet Building                                                     1155 Connecticut Avenue
   2b5     Dallas Industrial Portfolio                                          Various
   2b6     Pointe at Crystal Lake                                               700 Cypress Club Way
   2b7     Lakeridge at the Moors                                               17230 NW 64th Avenue
    3      50 Danbury Road                                                      50 Danbury Road
    4      Cranston Parkade                                                     300 Garfield Avenue
    5      Fifth Third Center                                                   110 North Main Street
    6      Mountain Square Shopping Center                                      250 - 420 S. Mountain Avenue
    7      Cityview Centre                                                      4600-4750 Bryant Irvin Road
    8      SLO Promenade                                                        321 Madonna Road
    9      CNL Retail Portfolio                                                 Various
    9a     CNL Retail Portfolio - Barnes & Noble                                591 South University Drive
    9b     CNL Retail Portfolio - Borders Books                                 2240 East Sunrise Boulevard
    9c     CNL Retail Portfolio - Best Buy                                      6600 22nd Avenue
    9d     CNL Retail Portfolio - Kash 'N Karry                                 1101 East Bloomingdale Avenue
    9e     CNL Retail Portfolio - Bed Bath & Beyond                             10050 West Broad Street
    10     Valencia Corporate Plaza                                             28470/28490 Stanford Avenue
    11     The Mansions at Delmar Village                                       63 Mansion Boulevard
    12     1111 North Capitol Street Building                                   1111 North Capitol Street, NE
    13     3220 Tillman Drive                                                   3220 Tillman Drive
    14     Great Southern Shopping Center                                       3605-3879 South High Street
    15     Celebration X                                                        200 Celebration Road
    16     North Decatur Square Shopping Center                                 2863 - 2899 North Decatur Road
    17     The Glen at Lafayette Hill                                           Joshua Road and Ridge Pike
    18     United Plaza XII                                                     8549 United Plaza Boulevard
    19     Raintree Apartments                                                  175 North Locust Hill Drive
    20     11-15 Read's Way                                                     11-15 Read's Way
    21     Highland Run East Apartments                                         640 Abberley Way
    22     Fire Mountain Shopping Center                                        2434 - 2598 Vista Way
    23     Park Del Amo                                                         2355 - 2377 Crenshaw Boulevard
    24     Parque View Apartments                                               1800 El Paseo Street
    25     Los Vallecitos Business Center                                       800 - 830 Los Vallecitos Boulevard and 125 - 145
                                                                                Vallecitos De Oro
    26     South Parc at Bethany Apartments                                     4300 NW Chanticleer Drive
    27     Levittown Mews Shopping Center                                       3335-3377 Hempstead Turnpike
    28     Racal Instruments Headquarters                                       4 Goodyear Street
    29     Mountain Marketplace                                                 350 Mountain Road
    30     Lott Portfolio                                                       Various
   30a     Ark Self Storage - Smyrna                                            2330 Old Concord Road
   30b     Ark Self Storage - Marietta                                          1744 Cobb Parkway So.
   30c     Ark Self Storage - Savannah                                          5514 & 9131 White Bluff Road
   30d     Ark Self Storage - Norcross                                          6305 Atlantic Boulevard
   30e     Ark Self Storage - Macon                                             1731 Keystone Street
   30f     Ark Self Storage - Douglas                                           107 West Walker Street
    31     Simi Valley Retail and Office Center                                 Various
   31a     Smart & Final Retail Center                                          1778-1992 Erringer Road
   31b     Simi Valley Office Center                                            1900 E. Los Angeles Avenue
    32     Shoppes at Beacon Light                                              2400 North Federal Highway
    33     Constitution Place                                                   325 Chestnut Street
    34     Wildwood Ridge Apartments                                            5100 Highbridge
    35     Westlake Village Business Park                                       2630 Townsgate Road,766-822 Hampshire Rd,
                                                                                756 Lakefield Rd
    36     Clermont Towne Center                                                State Route 50 & Citrus Tower Boulevard
    37     Webster and Wayne Shopping Center                                    2121 North Clybourn Avenue
    38     Cherry Valley Plaza                                                  11604-11634 Reistertown Road
    39     Washington Square Medical Office Building                            11051 Hall Road
    40     Randolph Plaza                                                       4202 East 22nd Street
    41     Broadmoor Apartments of St. Joseph                                   3601 Gene Field Road
    42     Boulders VI Office Building                                          7401 Beaufont Springs Drive
    43     Kierland Fairways Office Plaza                                       14614 North Kierland Blvd.
    44     Eastgate Square - Phase VI                                           Route 38 & Nixon Drive
    45     Tall Oaks Shopping Center                                            12010-50 North Shore Drive
    46     Boulders VII Office Building                                         7325 Beaufont Springs Drive
    47     Tanglewood Apartments                                                1700 Johnson Road
    48     Greene Countrie Court                                                7841 Ridge Avenue
    49     Belle Station                                                        697 Long Point Road
    50     Farmer Jack Supermarket                                              2630 West Laskey Road
    51     Village Shops Plaza                                                  7900-7990 Pines Boulevard


    ID                                Property Name                                  City              State            Zip Code
    --                                -------------                                  ----              -----            --------
    1      Belz Outlet Center                                                  Orlando                   FL               32819
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year    Various                Various            Various
    2a     RREEF Textron Portfolio 10 year                                     Various                Various            Various
   2a1     I-290 Industrial Park                                               Northborough              MA                1532
   2a2     Marley Run Apartments                                               Pasadena                  MD               21122
   2a3     Bear Creek Village Shopping Center                                  Redmond                   WA               98052
   2a4     Demonet Building                                                    Washington                DC               20036
   2a5     Dallas Industrial Portfolio                                         Various                   TX              Various
   2a6     Pointe at Crystal Lake                                              Pompano Beach             FL               33064
   2a7     Lakeridge at the Moors                                              Miami                     FL               33015
    2b     RREEF Textron Portfolio 7 year                                      Various                Various            Various
   2b1     I-290 Industrial Park                                               Northborough              MA                1532
   2b2     Marley Run Apartments                                               Pasadena                  MD               21122
   2b3     Bear Creek Village Shopping Center                                  Redmond                   WA               98052
   2b4     Demonet Building                                                    Washington                DC               20036
   2b5     Dallas Industrial Portfolio                                         Various                   TX              Various
   2b6     Pointe at Crystal Lake                                              Pompano Beach             FL               33064
   2b7     Lakeridge at the Moors                                              Miami                     FL               33015
    3      50 Danbury Road                                                     Wilton                    CT                6897
    4      Cranston Parkade                                                    Cranston                  RI                2920
    5      Fifth Third Center                                                  Dayton                    OH               45402
    6      Mountain Square Shopping Center                                     Upland                    CA               91786
    7      Cityview Centre                                                     Fort Worth                TX               76132
    8      SLO Promenade                                                       San Luis Obispo           CA               93405
    9      CNL Retail Portfolio                                                Various                Various            Various
    9a     CNL Retail Portfolio - Barnes & Noble                               Plantation                FL               33317
    9b     CNL Retail Portfolio - Borders Books                                Ft. Lauderdale            FL               33304
    9c     CNL Retail Portfolio - Best Buy                                     St. Petersburg            FL               33710
    9d     CNL Retail Portfolio - Kash 'N Karry                                Brandon                   FL               33511
    9e     CNL Retail Portfolio - Bed Bath & Beyond                            Glen Allen                VA               23060
    10     Valencia Corporate Plaza                                            Santa Clarita             CA               91355
    11     The Mansions at Delmar Village                                      Delmar                    NY               12054
    12     1111 North Capitol Street Building                                  Washington                DC               20005
    13     3220 Tillman Drive                                                  Bensalem                  PA               19020
    14     Great Southern Shopping Center                                      Columbus                  OH               43207
    15     Celebration X                                                       Celebration               FL               34747
    16     North Decatur Square Shopping Center                                Atlanta                   GA               30303
    17     The Glen at Lafayette Hill                                          Lafayette Hill            PA               19444
    18     United Plaza XII                                                    Baton Rouge               LA               70809
    19     Raintree Apartments                                                 Lexington                 KY               40509
    20     11-15 Read's Way                                                    New Castle                DE               19720
    21     Highland Run East Apartments                                        Stone Mountain            GA               30083
    22     Fire Mountain Shopping Center                                       Oceanside                 CA               92054
    23     Park Del Amo                                                        Torrance                  CA               90501
    24     Parque View Apartments                                              Houston                   TX               77054
    25     Los Vallecitos Business Center                                      San Marcos                CA               92069
    26     South Parc at Bethany Apartments                                    Portland                  OR               97229
    27     Levittown Mews Shopping Center                                      Levittown                 NY               11756
    28     Racal Instruments Headquarters                                      Irvine                    CA               92618
    29     Mountain Marketplace                                                Pasadena                  MD               21122
    30     Lott Portfolio                                                      Various                Various            Various
   30a     Ark Self Storage - Smyrna                                           Smyrna                    GA               30082
   30b     Ark Self Storage - Marietta                                         Marietta                  GA               30060
   30c     Ark Self Storage - Savannah                                         Savannah                  GA               31405
   30d     Ark Self Storage - Norcross                                         Norcross                  GA               30071
   30e     Ark Self Storage - Macon                                            Macon                     GA               31204
   30f     Ark Self Storage - Douglas                                          Douglas                   GA               31533
    31     Simi Valley Retail and Office Center                                Various                Various            Various
   31a     Smart & Final Retail Center                                         Simi Valley               CA               93065
   31b     Simi Valley Office Center                                           Simi Valley               CA               93065
    32     Shoppes at Beacon Light                                             Lighthouse Point          FL               33064
    33     Constitution Place                                                  Philadelphia              PA               19106
    34     Wildwood Ridge Apartments                                           Fayetteville              NY               13066
    35     Westlake Village Business Park                                      Thousand Oaks             CA               91361
    36     Clermont Towne Center                                               Clermont                  FL               34711
    37     Webster and Wayne Shopping Center                                   Chicago                   IL               60614
    38     Cherry Valley Plaza                                                 Reistertown               MD               21136
    39     Washington Square Medical Office Building                           Utica                     MI               48317
    40     Randolph Plaza                                                      Tucson                    AZ               85711
    41     Broadmoor Apartments of St. Joseph                                  St. Joseph                MO               64506
    42     Boulders VI Office Building                                         Richmond                  VA               23225
    43     Kierland Fairways Office Plaza                                      Phoenix                   AZ               84254
    44     Eastgate Square - Phase VI                                          Moorestown                NJ                8054
    45     Tall Oaks Shopping Center                                           Reston                    VA               20190
    46     Boulders VII Office Building                                        Richmond                  VA               23225
    47     Tanglewood Apartments                                               Petersburg                VA               23805
    48     Greene Countrie Court                                               Philadelphia              PA               19128
    49     Belle Station                                                       Mount Pleasant            SC               29464
    50     Farmer Jack Supermarket                                             Toledo                    OH               43613
    51     Village Shops Plaza                                                 Pembroke Pines            FL               33024

                                                                                                                           Net
                                                                                     Year               Year             Rentable
    ID                                Property Name                                  Built           Renovated         Area SF/Units
    --                                -------------                                  -----           ---------         ------------
    1      Belz Outlet Center                                                        1981               1991              637,772
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year         Various           Various             Various
    2a     RREEF Textron Portfolio 10 year                                          Various           Various             Various
   2a1     I-290 Industrial Park                                                    Various           Various             576,644
   2a2     Marley Run Apartments                                                     1990                                     336
   2a3     Bear Creek Village Shopping Center                                        1976               1987              175,040
   2a4     Demonet Building                                                          1984                                  94,893
   2a5     Dallas Industrial Portfolio                                              Various           Various             561,920
   2a6     Pointe at Crystal Lake                                                    1988                                     292
   2a7     Lakeridge at the Moors                                                    1991                                     175
    2b     RREEF Textron Portfolio 7 year                                           Various           Various             Various
   2b1     I-290 Industrial Park                                                    Various           Various             576,644
   2b2     Marley Run Apartments                                                     1990                                     336
   2b3     Bear Creek Village Shopping Center                                        1976               1987              175,040
   2b4     Demonet Building                                                          1984                                  94,893
   2b5     Dallas Industrial Portfolio                                              Various           Various             561,920
   2b6     Pointe at Crystal Lake                                                    1988                                     292
   2b7     Lakeridge at the Moors                                                    1991                                     175
    3      50 Danbury Road                                                           1960               2001              219,041
    4      Cranston Parkade                                                          2001                                 259,218
    5      Fifth Third Center                                                        1989                                 294,850
    6      Mountain Square Shopping Center                                           1988                                 273,189
    7      Cityview Centre                                                           1987               2002              352,300
    8      SLO Promenade                                                             1987               2000              173,347
    9      CNL Retail Portfolio                                                     Various                               210,155
    9a     CNL Retail Portfolio - Barnes & Noble                                     1995                                  35,000
    9b     CNL Retail Portfolio - Borders Books                                      1995                                  30,000
    9c     CNL Retail Portfolio - Best Buy                                           1997                                  46,520
    9d     CNL Retail Portfolio - Kash 'N Karry                                      1997                                  58,635
    9e     CNL Retail Portfolio - Bed Bath & Beyond                                  1997                                  40,000
    10     Valencia Corporate Plaza                                                  1999            2001-2002            144,272
    11     The Mansions at Delmar Village                                            2001                                     232
    12     1111 North Capitol Street Building                                        1927               2002              167,047
    13     3220 Tillman Drive                                                        1990                                 143,049
    14     Great Southern Shopping Center                                            1958               1990              571,592
    15     Celebration X                                                             1995                                 166,131
    16     North Decatur Square Shopping Center                                      2002                                 136,334
    17     The Glen at Lafayette Hill                                                2000                                     139
    18     United Plaza XII                                                          1998                                 152,501
    19     Raintree Apartments                                                       1985               2000                  480
    20     11-15 Read's Way                                                        1997-1998                              128,524
    21     Highland Run East Apartments                                              1970               2001                  300
    22     Fire Mountain Shopping Center                                             1986                                  92,378
    23     Park Del Amo                                                              1985                                 205,961
    24     Parque View Apartments                                                    1979                                     352
    25     Los Vallecitos Business Center                                            1982               2001              150,312
    26     South Parc at Bethany Apartments                                          1995                                     152
    27     Levittown Mews Shopping Center                                            1993                                  93,376
    28     Racal Instruments Headquarters                                            1981                                  98,631
    29     Mountain Marketplace                                                      2001                                  86,896
    30     Lott Portfolio                                                           Various           Various               2,633
   30a     Ark Self Storage - Smyrna                                                 1985               1987                  528
   30b     Ark Self Storage - Marietta                                               1987               1989                  450
   30c     Ark Self Storage - Savannah                                               1983               1996                  545
   30d     Ark Self Storage - Norcross                                               1987                                     426
   30e     Ark Self Storage - Macon                                                  1983               1989                  390
   30f     Ark Self Storage - Douglas                                                1986               1990                  294
    31     Simi Valley Retail and Office Center                                     Various                                91,614
   31a     Smart & Final Retail Center                                               1965               1993               74,312
   31b     Simi Valley Office Center                                                 1993                                  17,302
    32     Shoppes at Beacon Light                                                   1954               2001               88,497
    33     Constitution Place                                                        1955               1996              197,005
    34     Wildwood Ridge Apartments                                                 1973               2002                  266
    35     Westlake Village Business Park                                            1972               2000              118,223
    36     Clermont Towne Center                                                     1999                                  81,300
    37     Webster and Wayne Shopping Center                                         1987               2002               68,235
    38     Cherry Valley Plaza                                                       1982               2002               85,322
    39     Washington Square Medical Office Building                                 2001                                  44,526
    40     Randolph Plaza                                                            1972               2000              179,382
    41     Broadmoor Apartments of St. Joseph                                        1979               1992                  385
    42     Boulders VI Office Building                                               1997                                  81,442
    43     Kierland Fairways Office Plaza                                            1998                                  55,268
    44     Eastgate Square - Phase VI                                                1998                                  36,245
    45     Tall Oaks Shopping Center                                                 1974               1999               71,953
    46     Boulders VII Office Building                                              1999                                  75,472
    47     Tanglewood Apartments                                                     1976               2000                  408
    48     Greene Countrie Court                                                     1961                                     147
    49     Belle Station                                                           2000-2001                               68,806
    50     Farmer Jack Supermarket                                                   2001                                  58,145
    51     Village Shops Plaza                                                       1986               1992               88,439

                                                                                            Loan per Net
                                                                                  Units       Rentable            Prepayment
                                                                                    of          Area              Provisions
    ID                               Property Name                               Measure      SF/Units          (# of payments)
    --                               -------------                               -------      --------          ---------------
    1     Belz Outlet Center                                                      Sq.Ft.         100.02      LO(27)/Defeasance(56)/
                                                                                                             Open(1)
    2     RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year       Various        Various      Various
    2a    RREEF Textron Portfolio 10 year                                        Various        Various      Grtr1% Or YM(119)/
                                                                                                             Open(1)
   2a1    I-290 Industrial Park                                                   Sq.Ft.           8.28
   2a2    Marley Run Apartments                                                   Units       13,394.02
   2a3    Bear Creek Village Shopping Center                                      Sq.Ft.          22.69
   2a4    Demonet Building                                                        Sq.Ft.          40.51
   2a5    Dallas Industrial Portfolio                                             Sq.Ft.           6.04
   2a6    Pointe at Crystal Lake                                                  Units       10,750.22
   2a7    Lakeridge at the Moors                                                  Units       11,439.73
    2b    RREEF Textron Portfolio 7 year                                         Various        Various      Grtr1% Or YM(83)/
                                                                                                             Open(1)
   2b1    I-290 Industrial Park                                                   Sq.Ft.           4.97
   2b2    Marley Run Apartments                                                   Units        8,036.41
   2b3    Bear Creek Village Shopping Center                                      Sq.Ft.          13.61
   2b4    Demonet Building                                                        Sq.Ft.          24.30
   2b5    Dallas Industrial Portfolio                                             Sq.Ft.           3.63
   2b6    Pointe at Crystal Lake                                                  Units        6,450.13
   2b7    Lakeridge at the Moors                                                  Units        6,863.84
    3     50 Danbury Road                                                         Sq.Ft.         173.48      LO(26)/Defeasance(90)/
                                                                                                             Open(4)
    4     Cranston Parkade                                                        Sq.Ft.          97.64      LO(26)/Defeasance(33)/
                                                                                                             Open(1)
    5     Fifth Third Center                                                      Sq.Ft.          84.71      LO(26)/Defeasance(90)/
                                                                                                             Open(4)
    6     Mountain Square Shopping Center                                         Sq.Ft.          89.48      LO(34)/Defeasance(82)/
                                                                                                             Open(4)
    7     Cityview Centre                                                         Sq.Ft.          68.94      LO(27)/Defeasance(89)/
                                                                                                             Open(4)
    8     SLO Promenade                                                           Sq.Ft.         120.96      LO(47)/Defeasance(12)/
                                                                                                             Open(1)
    9     CNL Retail Portfolio                                                    Sq.Ft.          99.71      LO(47)/Defeasance(72)/
                                                                                                             Open(1)
    9a    CNL Retail Portfolio - Barnes & Noble                                   Sq.Ft.         146.05
    9b    CNL Retail Portfolio - Borders Books                                    Sq.Ft.         164.16
    9c    CNL Retail Portfolio - Best Buy                                         Sq.Ft.         100.50
    9d    CNL Retail Portfolio - Kash 'N Karry                                    Sq.Ft.          56.51
    9e    CNL Retail Portfolio - Bed Bath & Beyond                                Sq.Ft.          73.25
    10    Valencia Corporate Plaza                                                Sq.Ft.         121.30      LO(47)/Defeasance(72)/
                                                                                                             Open(1)
    11    The Mansions at Delmar Village                                          Units       73,121.36      LO(28)/Defeasance(88)/
                                                                                                             Open(4)
    12    1111 North Capitol Street Building                                      Sq.Ft.          87.62      LO(26)/Defeasance(90)/
                                                                                                             Open(4)
    13    3220 Tillman Drive                                                      Sq.Ft.         100.32      LO(29)/Defeasance(30)/
                                                                                                             Open(1)
    14    Great Southern Shopping Center                                          Sq.Ft.          24.04      LO(33)/Defeasance(83)/
                                                                                                             Open(7)
    15    Celebration X                                                           Sq.Ft.          81.86      LO(35)/Yield
                                                                                                             Maintenance(23)/Open(2)
    16    North Decatur Square Shopping Center                                    Sq.Ft.          99.54      LO(28)/Defeasance(88)/
                                                                                                             Open(4)
    17    The Glen at Lafayette Hill                                              Units       96,714.25      LO(37)/Grtr1% Or YM(80)
                                                                                                             /Open(3)
    18    United Plaza XII                                                        Sq.Ft.          86.84      LO(29)/Defeasance(51)/
                                                                                                             Open(4)
    19    Raintree Apartments                                                     Units       27,097.06      LO(47)/Defeasance(12)/
                                                                                                             Open(1)
    20    11-15 Read's Way                                                        Sq.Ft.          97.88      LO(47)/Defeasance(71)/
                                                                                                             Open(2)
    21    Highland Run East Apartments                                            Units       40,629.69      LO(26)/Defeasance(90)/
                                                                                                             Open(4)
    22    Fire Mountain Shopping Center                                           Sq.Ft.         127.41      LO(34)/Defeasance(82)/
                                                                                                             Open(4)
    23    Park Del Amo                                                            Sq.Ft.          57.04      LO(37)/Grtr1% Or YM(80)
                                                                                                             /Open(3)
    24    Parque View Apartments                                                  Units       31,199.73      LO(27)/Defeasance(89)/
                                                                                                             Open(4)
    25    Los Vallecitos Business Center                                           SqFt           69.79      LO(35)/Defeasance(81)/
                                                                                                             Open(4)
    26    South Parc at Bethany Apartments                                        Units       68,878.51      LO(29)/Defeasance(87)/
                                                                                                             Open(4)
    27    Levittown Mews Shopping Center                                          Sq.Ft.         104.95      LO(35)/Defeasance(84)/
                                                                                                             Open(1)
    28    Racal Instruments Headquarters                                          Sq.Ft.          96.23      LO(25)/Defeasance(93)/
                                                                                                             Open(2)
    29    Mountain Marketplace                                                    Sq.Ft.          99.98      LO(47)/Defeasance(71)/
                                                                                                             Open(2)
    30    Lott Portfolio                                                          Units        3,281.36      LO(32)/Defeasance(84)/
                                                                                                             Open(4)
   30a    Ark Self Storage - Smyrna                                               Units
   30b    Ark Self Storage - Marietta                                             Units
   30c    Ark Self Storage - Savannah                                             Units
   30d    Ark Self Storage - Norcross                                             Units
   30e    Ark Self Storage - Macon                                                Units
   30f    Ark Self Storage - Douglas                                              Units
    31    Simi Valley Retail and Office Center                                    Sq.Ft.          91.61      LO(26)/Defeasance(90)/
                                                                                                             Open(4)
   31a    Smart & Final Retail Center                                             Sq.Ft.
   31b    Simi Valley Office Center                                               Sq.Ft.
    32    Shoppes at Beacon Light                                                 Sq.Ft.          94.25      LO(61)/Grtr1% Or YM(55)
                                                                                                             /Open(4)
    33    Constitution Place                                                      Sq.Ft.          41.80      LO(25)/Grtr1% Or YM(91)
                                                                                                             /Open(4)
    34    Wildwood Ridge Apartments                                               Units       30,611.13      LO(26)/Defeasance(90)/
                                                                                                             Open(4)
    35    Westlake Village Business Park                                          Sq.Ft.          67.53      LO(28)/Defeasance(88)/
                                                                                                             Open(4)
    36    Clermont Towne Center                                                   Sq.Ft.          95.54      LO(26)/Defeasance(90)/
                                                                                                             Open(4)
    37    Webster and Wayne Shopping Center                                       Sq.Ft.         109.91      LO(47)/Defeasance(36)/
                                                                                                             Open(1)
    38    Cherry Valley Plaza                                                     Sq.Ft.          85.39      LO(47)/Defeasance(71)/
                                                                                                             Open(2)
    39    Washington Square Medical Office Building                               Sq.Ft.         160.97      LO(32)/Defeasance(84)/
                                                                                                             Open(4)
    40    Randolph Plaza                                                          Sq.Ft.          39.29      LO(34)/Defeasance(82)/
                                                                                                             Open(4)
    41    Broadmoor Apartments of St. Joseph                                      Units       18,071.27      LO(33)/Defeasance(80)/
                                                                                                             Open(7)
    42    Boulders VI Office Building                                             Sq.Ft.          85.10      LO(29)/Defeasance(87)/
                                                                                                             Open(4)
    43    Kierland Fairways Office Plaza                                          Sq.Ft.         120.98      LO(28)/Defeasance(88)/
                                                                                                             Open(4)
    44    Eastgate Square - Phase VI                                              Sq.Ft.         181.13      LO(24)/Yield
                                                                                                             Maintenance(34)/Open(2)
    45    Tall Oaks Shopping Center                                               Sq.Ft.          88.68      LO(30)/Defeasance(86)/
                                                                                                             Open(4)
    46    Boulders VII Office Building                                            Sq.Ft.          83.90      LO(29)/Defeasance(87)/
                                                                                                             Open(4)
    47    Tanglewood Apartments                                                   Units       15,388.12      LO(29)/Defeasance(87)/
                                                                                                             Open(4)
    48    Greene Countrie Court                                                   Units       41,433.52      LO(26)/Defeasance(33)/
                                                                                                             Open(1)
    49    Belle Station                                                           Sq.Ft.          87.80      LO(47)/Yield
                                                                                                             Maintenance(72)/Open(1)
    50    Farmer Jack Supermarket                                                 Sq.Ft.         102.09      LO(37)/Defeasance(79)/
                                                                                                             Open(4)
    51    Village Shops Plaza                                                     Sq.Ft.          64.91      LO(35)/Defeasance(81)/
                                                                                                             Open(4)

                                                                                      Third           Third Most            Second
                                                                                   Most Recent        Recent NOI         Most Recent
    ID                                Property Name                                    NOI               Date                NOI
    --                                -------------                                    ---               ----                ---
    1     Belz Outlet Center                                                      9,675,173           12/31/1999         11,056,991
    2     RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year       12,401,418           12/31/2000         14,170,971
    2a    RREEF Textron Portfolio 10 year                                         7,750,886           12/31/2000          8,856,857
   2a1    I-290 Industrial Park                                                   1,287,473           12/31/2000          1,517,160
   2a2    Marley Run Apartments                                                   1,439,668           12/31/2000          1,678,557
   2a3    Bear Creek Village Shopping Center                                      1,141,581           12/31/2000          1,316,943
   2a4    Demonet Building                                                        1,129,198           12/31/2000          1,300,107
   2a5    Dallas Industrial Portfolio                                             1,306,531           12/31/2000          1,393,474
   2a6    Pointe at Crystal Lake                                                    937,189           12/31/2000            984,286
   2a7    Lakeridge at the Moors                                                    509,247           12/31/2000            666,331
    2b    RREEF Textron Portfolio 7 year                                          4,650,532           12/31/2000          5,314,114
   2b1    I-290 Industrial Park                                                     772,484           12/31/2000            910,296
   2b2    Marley Run Apartments                                                     863,801           12/31/2000          1,007,134
   2b3    Bear Creek Village Shopping Center                                        684,949           12/31/2000            790,166
   2b4    Demonet Building                                                          677,519           12/31/2000            780,064
   2b5    Dallas Industrial Portfolio                                               783,918           12/31/2000            836,084
   2b6    Pointe at Crystal Lake                                                    562,313           12/31/2000            590,571
   2b7    Lakeridge at the Moors                                                    305,548           12/31/2000            399,799
    3     50 Danbury Road                                                                                                   955,691
    4     Cranston Parkade
    5     Fifth Third Center                                                      3,464,236           12/31/2000          3,728,918
    6     Mountain Square Shopping Center                                         3,137,604           12/31/2000          3,291,037
    7     Cityview Centre                                                         2,023,958           12/31/2000          2,460,229
    8     SLO Promenade                                                                                                     631,746
    9     CNL Retail Portfolio                                                    3,165,559           12/31/2000          3,165,559
    9a    CNL Retail Portfolio - Barnes & Noble                                     798,992           12/31/2000            798,992
    9b    CNL Retail Portfolio - Borders Books                                      731,168           12/31/2000            731,168
    9c    CNL Retail Portfolio - Best Buy                                           697,000           12/31/2000            697,000
    9d    CNL Retail Portfolio - Kash 'N Karry                                      498,399           12/31/2000            498,399
    9e    CNL Retail Portfolio - Bed Bath & Beyond                                  440,000           12/31/2000            440,000
    10    Valencia Corporate Plaza                                                1,443,213           12/31/2000          1,314,256
    11    The Mansions at Delmar Village                                                                                  1,178,370
    12    1111 North Capitol Street Building                                      1,594,018           12/31/2000          1,661,170
    13    3220 Tillman Drive                                                      2,129,846           12/31/1999          2,007,859
    14    Great Southern Shopping Center                                          2,733,818           12/31/2000          2,741,820
    15    Celebration X
    16    North Decatur Square Shopping Center                                      812,374           12/31/1999          1,161,926
    17    The Glen at Lafayette Hill                                                                                      1,901,037
    18    United Plaza XII                                                                                                   79,244
    19    Raintree Apartments                                                     1,343,181           12/31/2000          1,324,660
    20    11-15 Read's Way                                                        1,364,084           12/31/1999          1,083,256
    21    Highland Run East Apartments                                                                                    1,088,136
    22    Fire Mountain Shopping Center                                           1,762,580            12/1/2000          1,710,025
    23    Park Del Amo                                                            1,739,986           12/31/2000          2,043,344
    24    Parque View Apartments                                                  1,181,155           12/31/2000          1,250,087
    25    Los Vallecitos Business Center                                                                                  1,276,966
    26    South Parc at Bethany Apartments                                        1,020,775           12/31/2000          1,152,332
    27    Levittown Mews Shopping Center                                          1,208,886           12/31/2000          1,227,285
    28    Racal Instruments Headquarters
    29    Mountain Marketplace
    30    Lott Portfolio                                                          1,320,490           12/31/2000          1,450,331
   30a    Ark Self Storage - Smyrna                                                 265,793           12/31/2000            324,905
   30b    Ark Self Storage - Marietta                                               287,352           12/31/2000            314,957
   30c    Ark Self Storage - Savannah                                               299,462           12/31/2000            320,853
   30d    Ark Self Storage - Norcross                                               210,841           12/31/2000            222,985
   30e    Ark Self Storage - Macon                                                  166,746           12/31/2000            162,607
   30f    Ark Self Storage - Douglas                                                 90,296           12/31/2000            104,024
    31    Simi Valley Retail and Office Center                                                                            1,150,039
   31a    Smart & Final Retail Center                                                                                       978,592
   31b    Simi Valley Office Center                                                                                         171,447
    32    Shoppes at Beacon Light                                                   371,418           12/31/2000            797,521
    33    Constitution Place                                                      2,054,378           12/31/2000          2,015,996
    34    Wildwood Ridge Apartments                                               1,126,122           12/31/2000          1,075,467
    35    Westlake Village Business Park                                          1,126,615           12/31/2000          1,214,873
    36    Clermont Towne Center                                                     469,012           12/31/2000            618,003
    37    Webster and Wayne Shopping Center                                         924,287           12/31/2000            859,066
    38    Cherry Valley Plaza                                                       428,197           12/31/1999            197,096
    39    Washington Square Medical Office Building
    40    Randolph Plaza                                                          1,034,629           12/31/2000            979,806
    41    Broadmoor Apartments of St. Joseph                                        994,301           12/31/2000            958,955
    42    Boulders VI Office Building                                               973,892           12/31/2000          1,011,869
    43    Kierland Fairways Office Plaza                                            772,696           12/31/2000            981,076
    44    Eastgate Square - Phase VI                                                909,693           12/31/2000            919,495
    45    Tall Oaks Shopping Center                                                 371,740           12/31/1999            605,043
    46    Boulders VII Office Building                                              395,373           12/31/2000            586,805
    47    Tanglewood Apartments                                                   1,178,224           12/31/2000          1,301,987
    48    Greene Countrie Court                                                                                             650,731
    49    Belle Station                                                                                                     496,870
    50    Farmer Jack Supermarket
    51    Village Shops Plaza                                                       851,995           12/31/2000            858,129

                                                                                  Second Most                        Most Recent
                                                                                   Recent NOI     Most Recent           NOI
    ID                                Property Name                                   Date            NOI              Date
    --                                -------------                                   ----            ---              ----
    1      Belz Outlet Center                                                      12/31/2000    10,666,809        12/31/2001
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year        12/31/2001    14,517,664         5/31/2002
    2a     RREEF Textron Portfolio 10 year                                         12/31/2001     9,073,540         5/31/2002
   2a1     I-290 Industrial Park                                                   12/31/2001     2,033,308         5/31/2002
   2a2     Marley Run Apartments                                                   10/31/2001     1,574,893         5/31/2002
   2a3     Bear Creek Village Shopping Center                                      12/31/2001     1,335,522         5/31/2002
   2a4     Demonet Building                                                        12/31/2001     1,191,226         5/31/2002
   2a5     Dallas Industrial Portfolio                                             12/31/2001     1,255,353         5/31/2002
   2a6     Pointe at Crystal Lake                                                  12/31/2001       985,387         5/31/2002
   2a7     Lakeridge at the Moors                                                  12/31/2001       697,852         5/31/2002
    2b     RREEF Textron Portfolio 7 year                                          12/31/2001     5,444,124         5/31/2002
   2b1     I-290 Industrial Park                                                   12/31/2001     1,219,985         5/31/2002
   2b2     Marley Run Apartments                                                   10/31/2001       944,936         5/31/2002
   2b3     Bear Creek Village Shopping Center                                      12/31/2001       801,313         5/31/2002
   2b4     Demonet Building                                                        12/31/2001       714,736         5/31/2002
   2b5     Dallas Industrial Portfolio                                             12/31/2001       753,212         5/31/2002
   2b6     Pointe at Crystal Lake                                                  12/31/2001       591,232         5/31/2002
   2b7     Lakeridge at the Moors                                                  12/31/2001       418,711         5/31/2002
    3      50 Danbury Road                                                         12/31/2001       457,519         5/31/2002
    4      Cranston Parkade
    5      Fifth Third Center                                                      12/31/2001     3,838,114         4/30/2002
    6      Mountain Square Shopping Center                                         12/31/2001     3,215,252         5/31/2002
    7      Cityview Centre                                                         12/31/2001     2,527,779         4/30/2002
    8      SLO Promenade                                                           12/31/2000     2,493,004        12/31/2001
    9      CNL Retail Portfolio                                                    12/31/2001     3,165,559     Trailing 12 05/02
    9a     CNL Retail Portfolio - Barnes & Noble                                   12/31/2001       798,992     Trailing 12 05/02
    9b     CNL Retail Portfolio - Borders Books                                    12/31/2001       731,168     Trailing 12 05/02
    9c     CNL Retail Portfolio - Best Buy                                         12/31/2001       697,000     Trailing 12 05/02
    9d     CNL Retail Portfolio - Kash 'N Karry                                    12/31/2001       498,399     Trailing 12 05/02
    9e     CNL Retail Portfolio - Bed Bath & Beyond                                12/31/2001       440,000     Trailing 12 05/02
    10     Valencia Corporate Plaza                                                12/31/2001     1,539,418         5/31/2002
    11     The Mansions at Delmar Village                                          12/20/2001     1,708,099         2/20/2002
    12     1111 North Capitol Street Building                                      12/31/2001     1,608,885         2/28/2002
    13     3220 Tillman Drive                                                      12/31/2000     1,823,911        12/31/2001
    14     Great Southern Shopping Center                                          12/31/2001     2,867,854         6/21/2002
    15     Celebration X
    16     North Decatur Square Shopping Center                                    12/31/2000     1,329,705        12/31/2001
    17     The Glen at Lafayette Hill                                              12/31/2001     2,004,428         3/31/2002
    18     United Plaza XII                                                        12/31/2000       435,058        12/31/2001
    19     Raintree Apartments                                                     12/31/2001     1,433,876     Trailing 12 05/02
    20     11-15 Read's Way                                                        12/31/2000     1,565,704        12/31/2001
    21     Highland Run East Apartments                                            12/31/2001     1,281,475         5/31/2002
    22     Fire Mountain Shopping Center                                           12/31/2001     1,731,131         5/31/2002
    23     Park Del Amo                                                            12/31/2001     2,147,415         3/31/2002
    24     Parque View Apartments                                                  12/31/2001     1,265,253         2/28/2002
    25     Los Vallecitos Business Center                                          12/31/2001     1,232,485    Annualized 01/02 -
                                                                                                                      05/02
    26     South Parc at Bethany Apartments                                        12/31/2001     1,037,251         2/28/2002
    27     Levittown Mews Shopping Center                                          12/31/2001     1,367,292         1/0/1900
    28     Racal Instruments Headquarters
    29     Mountain Marketplace
    30     Lott Portfolio                                                          12/31/2001     1,402,492         5/31/2002
   30a     Ark Self Storage - Smyrna                                               12/31/2001       311,881         5/31/2002
   30b     Ark Self Storage - Marietta                                             12/31/2001       308,838         5/31/2002
   30c     Ark Self Storage - Savannah                                             12/31/2001       312,250         5/31/2002
   30d     Ark Self Storage - Norcross                                             12/31/2001       208,277         5/31/2002
   30e     Ark Self Storage - Macon                                                12/31/2001       156,337         5/31/2002
   30f     Ark Self Storage - Douglas                                              12/31/2001       104,909         5/31/2002
    31     Simi Valley Retail and Office Center                                    12/31/2001     1,342,700         7/31/2002
   31a     Smart & Final Retail Center                                             12/31/2001     1,104,725         7/31/2002
   31b     Simi Valley Office Center                                               12/31/2001       237,975         7/31/2002
    32     Shoppes at Beacon Light                                                 12/31/2001       980,648         5/31/2002
    33     Constitution Place                                                      12/31/2001     1,908,909         3/31/2002
    34     Wildwood Ridge Apartments                                               12/31/2001     1,121,994         3/31/2002
    35     Westlake Village Business Park                                          12/31/2001     1,275,295         4/30/2002
    36     Clermont Towne Center                                                   12/31/2001       674,305         5/31/2002
    37     Webster and Wayne Shopping Center                                       12/31/2001       723,950         6/30/2002
    38     Cherry Valley Plaza                                                     12/31/2000       111,477        12/31/2001
    39     Washington Square Medical Office Building                                              1,118,618         6/30/2002
    40     Randolph Plaza                                                          12/31/2001       983,928         5/31/2002
    41     Broadmoor Apartments of St. Joseph                                      12/31/2001       983,330         5/31/2002
    42     Boulders VI Office Building                                             12/31/2001     1,015,941         2/28/2002
    43     Kierland Fairways Office Plaza                                          12/31/2001       985,606         1/31/2002
    44     Eastgate Square - Phase VI                                              12/31/2001       794,220         3/31/2002
    45     Tall Oaks Shopping Center                                               12/31/2000       728,672        12/31/2001
    46     Boulders VII Office Building                                            12/31/2001       632,993         2/28/2002
    47     Tanglewood Apartments                                                   12/31/2001     1,271,612         2/28/2002
    48     Greene Countrie Court                                                   12/31/2000       672,804        12/31/2001
    49     Belle Station                                                           12/31/2001       689,075         3/31/2002
    50     Farmer Jack Supermarket                                                                  754,617         6/30/2002
    51     Village Shops Plaza                                                     12/31/2001       835,859         6/30/2002

                                                                                  Underwritten       Underwritten       Underwritten
    ID                                Property Name                                   NOI                EGI              Expenses
    --                                -------------                                   ---                ---              --------
    1      Belz Outlet Center                                                     9,443,179         16,759,449            7,316,270
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year      13,693,047         20,948,587            7,255,540
    2a     RREEF Textron Portfolio 10 year                                        8,558,154         13,092,867            4,534,713
   2a1     I-290 Industrial Park                                                  1,873,917          2,409,482              535,565
   2a2     Marley Run Apartments                                                  1,546,396          2,373,401              827,005
   2a3     Bear Creek Village Shopping Center                                     1,269,823          1,649,297              379,474
   2a4     Demonet Building                                                       1,063,126          1,872,001              808,876
   2a5     Dallas Industrial Portfolio                                            1,190,613          1,697,558              506,945
   2a6     Pointe at Crystal Lake                                                   990,783          1,889,806              899,024
   2a7     Lakeridge at the Moors                                                   623,498          1,201,322              577,824
    2b     RREEF Textron Portfolio 7 year                                         5,134,893          7,855,720            2,720,828
   2b1     I-290 Industrial Park                                                  1,124,350          1,445,689              321,339
   2b2     Marley Run Apartments                                                    927,838          1,424,041              496,203
   2b3     Bear Creek Village Shopping Center                                       761,894            989,578              227,685
   2b4     Demonet Building                                                         637,875          1,123,201              485,325
   2b5     Dallas Industrial Portfolio                                              714,368          1,018,535              304,167
   2b6     Pointe at Crystal Lake                                                   594,470          1,133,884              539,414
   2b7     Lakeridge at the Moors                                                   374,099            720,793              346,694
    3      50 Danbury Road                                                        4,418,701          6,568,393            2,149,692
    4      Cranston Parkade                                                       3,195,504          4,111,717              916,213
    5      Fifth Third Center                                                     3,052,547          5,382,297            2,329,750
    6      Mountain Square Shopping Center                                        2,928,503          4,146,622            1,218,119
    7      Cityview Centre                                                        2,935,623          4,407,618            1,471,995
    8      SLO Promenade                                                          2,344,466          3,367,864            1,023,398
    9      CNL Retail Portfolio                                                   2,917,062          3,007,281               90,218
    9a     CNL Retail Portfolio - Barnes & Noble                                    736,271            759,042               22,771
    9b     CNL Retail Portfolio - Borders Books                                     673,771            694,609               20,838
    9c     CNL Retail Portfolio - Best Buy                                          642,286            662,150               19,865
    9d     CNL Retail Portfolio - Kash 'N Karry                                     459,275            473,479               14,204
    9e     CNL Retail Portfolio - Bed Bath & Beyond                                 405,460            418,000               12,540
    10     Valencia Corporate Plaza                                               2,049,279          3,004,824              849,566
    11     The Mansions at Delmar Village                                         1,738,260          2,641,858              903,598
    12     1111 North Capitol Street Building                                     1,758,904          2,270,304              511,400
    13     3220 Tillman Drive                                                     1,813,879          3,157,186            1,343,307
    14     Great Southern Shopping Center                                         2,589,429          3,616,573            1,027,144
    15     Celebration X                                                          2,390,567          2,414,714               24,147
    16     North Decatur Square Shopping Center                                   1,543,837          2,005,872              462,035
    17     The Glen at Lafayette Hill                                             1,578,873          2,373,453              794,580
    18     United Plaza XII                                                       1,589,176          2,591,285            1,002,109
    19     Raintree Apartments                                                    1,437,217          2,779,761            1,342,543
    20     11-15 Read's Way                                                       1,481,275          2,070,401              589,126
    21     Highland Run East Apartments                                           1,376,746          2,399,527            1,022,781
    22     Fire Mountain Shopping Center                                          1,582,564          2,139,585              557,021
    23     Park Del Amo                                                           1,735,343          3,470,320            1,734,977
    24     Parque View Apartments                                                 1,335,247          2,490,550            1,155,303
    25     Los Vallecitos Business Center                                         1,268,768          1,697,426              428,659
    26     South Parc at Bethany Apartments                                       1,064,269          1,718,486              654,217
    27     Levittown Mews Shopping Center                                         1,153,973          3,048,963            1,894,990
    28     Racal Instruments Headquarters                                         1,132,584          1,171,736               39,152
    29     Mountain Marketplace                                                     966,669          1,217,446              250,777
    30     Lott Portfolio                                                         1,435,909          2,201,938              766,029
   30a     Ark Self Storage - Smyrna                                                312,044            468,019              155,975
   30b     Ark Self Storage - Marietta                                              326,164            475,557              149,393
   30c     Ark Self Storage - Savannah                                              314,733            494,753              180,020
   30d     Ark Self Storage - Norcross                                              198,984            313,995              115,011
   30e     Ark Self Storage - Macon                                                 171,575            288,540              116,965
   30f     Ark Self Storage - Douglas                                               112,409            161,074               48,665
    31     Simi Valley Retail and Office Center                                   1,030,139          1,414,691              384,552
   31a     Smart & Final Retail Center                                              884,358          1,120,299              235,941
   31b     Simi Valley Office Center                                                145,781            294,392              148,611
    32     Shoppes at Beacon Light                                                1,019,809          1,599,022              579,213
    33     Constitution Place                                                     1,445,248          3,102,582            1,657,334
    34     Wildwood Ridge Apartments                                              1,002,718          2,377,706            1,374,988
    35     Westlake Village Business Park                                         1,169,572          1,474,284              304,712
    36     Clermont Towne Center                                                    886,122          1,225,192              339,070
    37     Webster and Wayne Shopping Center                                      1,064,750          1,556,410              491,661
    38     Cherry Valley Plaza                                                      919,491          1,233,312              313,821
    39     Washington Square Medical Office Building                                861,464          1,194,296              332,832
    40     Randolph Plaza                                                           928,451          1,639,084              710,633
    41     Broadmoor Apartments of St. Joseph                                       896,881          1,787,606              890,725
    42     Boulders VI Office Building                                              920,181          1,430,618              510,437
    43     Kierland Fairways Office Plaza                                           831,466          1,305,583              474,117
    44     Eastgate Square - Phase VI                                               832,667          1,087,759              255,092
    45     Tall Oaks Shopping Center                                                743,815          1,101,172              357,357
    46     Boulders VII Office Building                                             831,292          1,293,997              462,705
    47     Tanglewood Apartments                                                  1,233,705          2,584,163            1,350,458
    48     Greene Countrie Court                                                    684,930          1,286,150              601,221
    49     Belle Station                                                            722,098            966,942              244,844
    50     Farmer Jack Supermarket                                                  693,705            842,271              148,566
    51     Village Shops Plaza                                                      759,853          1,358,760              598,907

                                                                               Underwritten  Underwritten
    ID                              Property Name                             Net Cash Flow    Reserves        Largest Tenant
    --                              -------------                             -------------    --------        --------------
    1      Belz Outlet Center                                                   8,801,915       95,666   Rockport
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year    12,511,359      539,378   Various
    2a     RREEF Textron Portfolio 10 year                                      7,819,599      337,111   Various
   2a1     I-290 Industrial Park                                                1,696,983       90,101   USCO Logistics Services
   2a2     Marley Run Apartments                                                1,493,896       52,500
   2a3     Bear Creek Village Shopping Center                                   1,132,260       21,880   Safeway #464
   2a4     Demonet Building                                                       929,230       11,862   Birch Horton Bittner
   2a5     Dallas Industrial Portfolio                                          1,025,919       87,800   Servicecraft, LLC
   2a6     Pointe at Crystal Lake                                                 945,158       45,625
   2a7     Lakeridge at the Moors                                                 596,154       27,344
    2b     RREEF Textron Portfolio 7 year                                       4,691,760      202,267   Various
   2b1     I-290 Industrial Park                                                1,018,190       54,060   USCO Logistics Services
   2b2     Marley Run Apartments                                                  896,338       31,500
   2b3     Bear Creek Village Shopping Center                                     679,356       13,128   Safeway #464
   2b4     Demonet Building                                                       557,538        7,117   Birch Horton Bittner
   2b5     Dallas Industrial Portfolio                                            615,551       52,680   Servicecraft, LLC
   2b6     Pointe at Crystal Lake                                                 567,095       27,375
   2b7     Lakeridge at the Moors                                                 357,693       16,406
    3      50 Danbury Road                                                      4,149,428       43,808   D.L. Ryan Companies, Ltd.
    4      Cranston Parkade                                                     3,034,829       38,833   Kmart
    5      Fifth Third Center                                                   2,653,172       73,648   Fifth Third Bank
    6      Mountain Square Shopping Center                                      2,717,437       54,638   HomeDepot
    7      Cityview Centre                                                      2,636,330       63,051   Tom Thumb
    8      SLO Promenade                                                        2,270,652       17,335   Gottschalk's
    9      CNL Retail Portfolio                                                 2,784,665       31,523   Various
    9a     CNL Retail Portfolio - Barnes & Noble                                  714,221        5,250   Barnes & Noble
    9b     CNL Retail Portfolio - Borders Books                                   654,871        4,500   Borders Nooks
    9c     CNL Retail Portfolio - Best Buy                                        612,978        6,978   Best Buy
    9d     CNL Retail Portfolio - Kash 'N Karry                                   422,335        8,795   Kash N' Karry
    9e     CNL Retail Portfolio - Bed Bath & Beyond                               380,260        6,000   Bed Bath & Beyond
    10     Valencia Corporate Plaza                                             1,871,153       21,310   Explorer Insurance
    11     The Mansions at Delmar Village                                       1,691,860       46,400
    12     1111 North Capitol Street Building                                   1,658,682       33,409   Smithsonian Institution
    13     3220 Tillman Drive                                                   1,633,262       28,610   AT&T Wireless
    14     Great Southern Shopping Center                                       2,276,797      100,475   Wal-Mart
    15     Celebration X                                                        2,365,647       24,920   Walt Disney World Co.
    16     North Decatur Square Shopping Center                                 1,461,466       20,450   Kroger
    17     The Glen at Lafayette Hill                                           1,551,073       27,800
    18     United Plaza XII                                                     1,450,543       30,500   Office Facilities Corp.
                                                                                                         (State of Louisiana)
    19     Raintree Apartments                                                  1,437,217      120,000
    20     11-15 Read's Way                                                     1,359,139       25,705   Applied Extrusion
                                                                                                         Technologies
    21     Highland Run East Apartments                                         1,286,746       90,000
    22     Fire Mountain Shopping Center                                        1,469,030       18,476   Lamps Plus
    23     Park Del Amo                                                         1,456,619       53,546   Keenan & Associates
    24     Parque View Apartments                                               1,220,847      114,400
    25     Los Vallecitos Business Center                                       1,142,021       22,547   Casual Dining & Bar Stools
    26     South Parc at Bethany Apartments                                     1,030,677       33,592
    27     Levittown Mews Shopping Center                                       1,115,526       14,006   Waldbaums
    28     Racal Instruments Headquarters                                       1,037,890       14,795   Raycal Instruments
                                                                                                         Headquarters
    29     Mountain Marketplace                                                   928,111       13,034   Food Lion
    30     Lott Portfolio                                                       1,390,609       45,300
   30a     Ark Self Storage - Smyrna                                              303,544        8,500
   30b     Ark Self Storage - Marietta                                            317,864        8,300
   30c     Ark Self Storage - Savannah                                            306,133        8,600
   30d     Ark Self Storage - Norcross                                            191,784        7,200
   30e     Ark Self Storage - Macon                                               164,575        7,000
   30f     Ark Self Storage - Douglas                                             106,709        5,700
    31     Simi Valley Retail and Office Center                                   931,013       22,894   Various
   31a     Smart & Final Retail Center                                            820,022       18,568   Smart & Final Stores
   31b     Simi Valley Office Center                                              110,991        4,326   Simi Valley Hospital
    32     Shoppes at Beacon Light                                                946,579       17,966   Publix Supermarkets, Inc.
    33     Constitution Place                                                   1,124,995       39,401   Taylor & Francis
    34     Wildwood Ridge Apartments                                              929,568       73,150
    35     Westlake Village Business Park                                       1,057,441       29,556   Allen Osbourne Associates
    36     Clermont Towne Center                                                  843,281       13,020   Kash N' Karry
    37     Webster and Wayne Shopping Center                                    1,009,659       13,647   Treasure Island
    38     Cherry Valley Plaza                                                    885,338       11,371   Giant
    39     Washington Square Medical Office Building                              796,171        8,905   Shores II Professional
                                                                                                         Building, LLC
    40     Randolph Plaza                                                         784,842       43,052   Fry's Food & Drug
    41     Broadmoor Apartments of St. Joseph                                     791,968      104,913
    42     Boulders VI Office Building                                            787,129       16,288   Combined Insurance Company
    43     Kierland Fairways Office Plaza                                         716,744       11,054   Patent III
    44     Eastgate Square - Phase VI                                             802,594        5,438   Storehouse Furniture
    45     Tall Oaks Shopping Center                                              693,842       14,391   Giant Food/Drug Store
    46     Boulders VII Office Building                                           721,738       15,094   Educational Credit
                                                                                                         Management Corp.
    47     Tanglewood Apartments                                                1,131,705      102,000
    48     Greene Countrie Court                                                  684,930       36,750
    49     Belle Station                                                          680,989       10,095   Food Lion
    50     Farmer Jack Supermarket                                                670,908        8,722   Farmer Jack
    51     Village Shops Plaza                                                    681,644       13,266   Big Lots, Inc.

                                                                                                Lease
    ID                              Property Name                                SF           Expiration   2nd Largest Tenant
    --                              -------------                                --           ----------   ------------------
    1      Belz Outlet Center                                                  22,299         7/31/2006    Nike Retail Services
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year   Various          Various     Various
    2a     RREEF Textron Portfolio 10 year                                    Various           Various    Various
   2a1     I-290 Industrial Park                                               87,000         5/31/2003    Fiber Optic Network
                                                                                                           Solutions
   2a2     Marley Run Apartments
   2a3     Bear Creek Village Shopping Center                                  45,938          9/1/2006    Linens and Things
   2a4     Demonet Building                                                    10,133         11/30/2003   Holliday Fenoglio
   2a5     Dallas Industrial Portfolio                                        116,069         11/30/2006   Tuscarora, Inc.
   2a6     Pointe at Crystal Lake
   2a7     Lakeridge at the Moors
    2b     RREEF Textron Portfolio 7 year                                     Various           Various    Various
   2b1     I-290 Industrial Park                                               87,000         5/31/2003    Fiber Optic Network
                                                                                                           Solutions
   2b2     Marley Run Apartments
   2b3     Bear Creek Village Shopping Center                                  45,938          9/1/2006    Linens and Things
   2b4     Demonet Building                                                    10,133         11/30/2003   Holliday Fenoglio
   2b5     Dallas Industrial Portfolio                                        116,069         11/30/2006   Tuscarora, Inc.
   2b6     Pointe at Crystal Lake
   2b7     Lakeridge at the Moors
    3      50 Danbury Road                                                    104,229         8/31/2012    AIG Financial Products
                                                                                                           Corp.
    4      Cranston Parkade                                                   103,672         5/31/2027    Stop & Shop
    5      Fifth Third Center                                                 105,925         11/30/2009   Brower Insurance
    6      Mountain Square Shopping Center                                    102,864         1/31/2009    Vons/Pavilions
    7      Cityview Centre                                                     55,800         11/30/2013   Academy Sport
    8      SLO Promenade                                                       30,000         8/16/2020    Bed, Bath & Beyond
    9      CNL Retail Portfolio                                               Various           Various
    9a     CNL Retail Portfolio - Barnes & Noble                               35,000          2/1/2014
    9b     CNL Retail Portfolio - Borders Books                                30,000         11/30/2015
    9c     CNL Retail Portfolio - Best Buy                                     46,520         9/21/2017
    9d     CNL Retail Portfolio - Kash 'N Karry                                58,635         10/31/2016
    9e     CNL Retail Portfolio - Bed Bath & Beyond                            40,000         1/31/2013
    10     Valencia Corporate Plaza                                            79,127         6/30/2009    LA County DCFS
    11     The Mansions at Delmar Village
    12     1111 North Capitol Street Building                                 167,047         9/30/2011
    13     3220 Tillman Drive                                                  28,510         12/31/2003   Strategic Distribution
    14     Great Southern Shopping Center                                     127,495         3/16/2024    Kroger
    15     Celebration X                                                      166,131         6/30/2014
    16     North Decatur Square Shopping Center                                63,419         9/30/2018    Hollywood Video
    17     The Glen at Lafayette Hill
    18     United Plaza XII                                                   100,879         8/31/2011    Broadwing Communications
    19     Raintree Apartments
    20     11-15 Read's Way                                                    50,304         4/30/2006    Christiana Care Health
                                                                                                           Plans
    21     Highland Run East Apartments
    22     Fire Mountain Shopping Center                                       11,000         9/30/2006    Trader Joe's
    23     Park Del Amo                                                        79,562         9/30/2007    ING North America
                                                                                                           Insurance Co
    24     Parque View Apartments
    25     Los Vallecitos Business Center                                      16,100         1/31/2003    Metropolitan Area
                                                                                                           Advisory Com
    26     South Parc at Bethany Apartments
    27     Levittown Mews Shopping Center                                      49,462         3/31/2014    Ulta 3 Cosmetics
    28     Racal Instruments Headquarters                                      98,631         6/30/2022
    29     Mountain Marketplace                                                43,859         10/31/2021   Dollar Tree
    30     Lott Portfolio
   30a     Ark Self Storage - Smyrna
   30b     Ark Self Storage - Marietta
   30c     Ark Self Storage - Savannah
   30d     Ark Self Storage - Norcross
   30e     Ark Self Storage - Macon
   30f     Ark Self Storage - Douglas
    31     Simi Valley Retail and Office Center                               Various           Various    Various
   31a     Smart & Final Retail Center                                         18,950         12/31/2009   Theresa's Country Feed
   31b     Simi Valley Office Center                                            7,250         7/31/2004    Consumer Net Marketplace
    32     Shoppes at Beacon Light                                             27,887         5/31/2020    Worden's Art & Frame,
                                                                                                           Inc.
    33     Constitution Place                                                  14,928         2/28/2003    Arbor Associates
    34     Wildwood Ridge Apartments
    35     Westlake Village Business Park                                      15,110         4/30/2003    Zaca
    36     Clermont Towne Center                                               49,500         11/16/2019   Crispers
    37     Webster and Wayne Shopping Center                                   36,344         12/31/2007   Pottery Barn for Kids
    38     Cherry Valley Plaza                                                 58,248         5/31/2022    Blockbuster
    39     Washington Square Medical Office Building                           22,927         11/30/2016   Great Lakes Cancer
                                                                                                           Management
    40     Randolph Plaza                                                      61,561         3/31/2004    Big Lots
    41     Broadmoor Apartments of St. Joseph
    42     Boulders VI Office Building                                         20,301         10/31/2004   Manpower
    43     Kierland Fairways Office Plaza                                       8,779         2/28/2003    Camelback Research
                                                                                                           Alliance
    44     Eastgate Square - Phase VI                                          10,000         10/31/2008   Hallmark
    45     Tall Oaks Shopping Center                                           38,763         10/31/2009   Saint Basil
    46     Boulders VII Office Building                                        20,372         5/31/2008    AON Service Corporation
    47     Tanglewood Apartments
    48     Greene Countrie Court
    49     Belle Station                                                       34,506         10/24/2020   Appliance Town
    50     Farmer Jack Supermarket                                             58,145         6/30/2021
    51     Village Shops Plaza                                                 23,000         1/31/2008    Rec. Factory Warehouse

                                                                                                Lease
    ID                              Property Name                                 SF          Expiration        3rd Largest Tenant
    --                              -------------                                 --          ----------        ------------------
    1      Belz Outlet Center                                                        22,039   12/31/2007   Gap
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year         Various    Various     Various
    2a     RREEF Textron Portfolio 10 year                                          Various    Various     Various
   2a1     I-290 Industrial Park                                                     80,458   8/31/2010    Holman Enterprises
   2a2     Marley Run Apartments
   2a3     Bear Creek Village Shopping Center                                        36,324   3/26/2013    Rite Aid/Payless
   2a4     Demonet Building                                                           9,076   9/30/2007    Micra, Inc.
   2a5     Dallas Industrial Portfolio                                               82,464   11/30/2004   Automotive Air
                                                                                                           International
   2a6     Pointe at Crystal Lake
   2a7     Lakeridge at the Moors
    2b     RREEF Textron Portfolio 7 year                                           Various    Various     Various
   2b1     I-290 Industrial Park                                                     80,458   8/31/2010    Holman Enterprises
   2b2     Marley Run Apartments
   2b3     Bear Creek Village Shopping Center                                        36,324   3/26/2013    Rite Aid/Payless
   2b4     Demonet Building                                                           9,076   9/30/2007    Micra, Inc.
   2b5     Dallas Industrial Portfolio                                               82,464   11/30/2004   Automotive Air
                                                                                                           International
   2b6     Pointe at Crystal Lake
   2b7     Lakeridge at the Moors
    3      50 Danbury Road                                                           65,584   3/31/2017    Alea North American
                                                                                                           Company
    4      Cranston Parkade                                                          66,078   11/30/2021   AJ Wright
    5      Fifth Third Center                                                        18,239   6/30/2005    General Services
                                                                                                           Administration
    6      Mountain Square Shopping Center                                           63,748   12/31/2008   Staples
    7      Cityview Centre                                                           45,000   3/31/2008    Loews Ft. Worth
    8      SLO Promenade                                                             30,000   1/31/2011    Staples
    9      CNL Retail Portfolio
    9a     CNL Retail Portfolio - Barnes & Noble
    9b     CNL Retail Portfolio - Borders Books
    9c     CNL Retail Portfolio - Best Buy
    9d     CNL Retail Portfolio - Kash 'N Karry
    9e     CNL Retail Portfolio - Bed Bath & Beyond
    10     Valencia Corporate Plaza                                                  34,790   5/31/2012    North Los Angeles County
                                                                                                           Region Center
    11     The Mansions at Delmar Village
    12     1111 North Capitol Street Building
    13     3220 Tillman Drive                                                        18,769   11/30/2004   Healthcare Services G
    14     Great Southern Shopping Center                                            61,387   9/30/2013    Big Bear
    15     Celebration X
    16     North Decatur Square Shopping Center                                       7,540   2/16/2014    Los Bravos
    17     The Glen at Lafayette Hill
    18     United Plaza XII                                                          51,622    4/9/2005
    19     Raintree Apartments
    20     11-15 Read's Way                                                          28,848   11/30/2007   Wesley College
    21     Highland Run East Apartments
    22     Fire Mountain Shopping Center                                             10,395   12/31/2006   Bookstar (Barnes & Noble)
    23     Park Del Amo                                                              13,464   9/30/2004    THIPA Mgmt. Consultants,
                                                                                                           Inc.
    24     Parque View Apartments
    25     Los Vallecitos Business Center                                            14,032   8/31/2004    SD Reg. Center-Dev Dis
                                                                                                           (EF)
    26     South Parc at Bethany Apartments
    27     Levittown Mews Shopping Center                                             9,000   6/30/2006    Petco
    28     Racal Instruments Headquarters
    29     Mountain Marketplace                                                       9,000   12/31/2006   Mr. Tire
    30     Lott Portfolio
   30a     Ark Self Storage - Smyrna
   30b     Ark Self Storage - Marietta
   30c     Ark Self Storage - Savannah
   30d     Ark Self Storage - Norcross
   30e     Ark Self Storage - Macon
   30f     Ark Self Storage - Douglas
    31     Simi Valley Retail and Office Center                                     Various    Various     Various
   31a     Smart & Final Retail Center                                               13,765     38564      World Music
   31b     Simi Valley Office Center                                                  7,202     37741      Gable Real Estate
    32     Shoppes at Beacon Light                                                    4,500   6/30/2006    Blockbuster Inc.
    33     Constitution Place                                                        14,360   4/30/2004    Robert Plan of New York
    34     Wildwood Ridge Apartments
    35     Westlake Village Business Park                                            12,208   12/31/2002   Jesdan/Johnstone Supply
    36     Clermont Towne Center                                                      4,800   4/30/2010    Conte Bicycle & Fitness
    37     Webster and Wayne Shopping Center                                         10,300   12/31/2015   Marvelous Party
    38     Cherry Valley Plaza                                                        5,100   10/31/2002   Speedy Muffler King
    39     Washington Square Medical Office Building                                  8,223   11/30/2016   Hall Road Development,
                                                                                                           LLC
    40     Randolph Plaza                                                            20,200   1/31/2004    DAV Thrift Stores
    41     Broadmoor Apartments of St. Joseph
    42     Boulders VI Office Building                                               11,484   10/31/2003   Virginia Cardiovascular
                                                                                                           Specia
    43     Kierland Fairways Office Plaza                                             5,860    6/9/2006    Pinnacle Risk Management
    44     Eastgate Square - Phase VI                                                 5,600   2/28/2005    Modern Woman
    45     Tall Oaks Shopping Center                                                  4,720   10/31/2009   Video Warehouse
    46     Boulders VII Office Building                                              17,458   11/30/2006   Broughton Systems
    47     Tanglewood Apartments
    48     Greene Countrie Court
    49     Belle Station                                                              5,200   8/14/2006    Pic A Flick
    50     Farmer Jack Supermarket
    51     Village Shops Plaza                                                       10,018   2/28/2003    Tony Roma's

                                                                                                   Lease         Occupancy
    ID                              Property Name                                      SF       Expiration          Rate
    --                              -------------                                      --       ----------          ----
    1      Belz Outlet Center                                                        15,067      1/31/2005         91.62%
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year         Various       Various          93.69%
    2a     RREEF Textron Portfolio 10 year                                          Various       Various          93.69%
   2a1     I-290 Industrial Park                                                     73,504      2/28/2006         94.90%
   2a2     Marley Run Apartments                                                                                   95.80%
   2a3     Bear Creek Village Shopping Center                                        21,250      9/21/2006         98.20%
   2a4     Demonet Building                                                           7,900      3/31/2007         88.50%
   2a5     Dallas Industrial Portfolio                                               72,307      11/30/2004        93.80%
   2a6     Pointe at Crystal Lake                                                                                  91.10%
   2a7     Lakeridge at the Moors                                                                                  90.90%
    2b     RREEF Textron Portfolio 7 year                                           Various       Various          93.69%
   2b1     I-290 Industrial Park                                                     73,504      2/28/2006         94.90%
   2b2     Marley Run Apartments                                                                                   95.80%
   2b3     Bear Creek Village Shopping Center                                        21,250      9/21/2006         98.20%
   2b4     Demonet Building                                                           7,900      3/31/2007         88.50%
   2b5     Dallas Industrial Portfolio                                               72,307      11/30/2004        93.80%
   2b6     Pointe at Crystal Lake                                                                                  91.10%
   2b7     Lakeridge at the Moors                                                                                  90.90%
    3      50 Danbury Road                                                           20,737      3/31/2012         96.10%
    4      Cranston Parkade                                                          23,696      3/31/2012         96.60%
    5      Fifth Third Center                                                        14,394      6/30/2005         86.10%
    6      Mountain Square Shopping Center                                           24,133      8/31/2008         94.30%
    7      Cityview Centre                                                           37,045      12/31/2027        92.70%
    8      SLO Promenade                                                             24,063      12/31/2015       100.00%
    9      CNL Retail Portfolio                                                                                   100.00%
    9a     CNL Retail Portfolio - Barnes & Noble                                                                  100.00%
    9b     CNL Retail Portfolio - Borders Books                                                                   100.00%
    9c     CNL Retail Portfolio - Best Buy                                                                        100.00%
    9d     CNL Retail Portfolio - Kash 'N Karry                                                                   100.00%
    9e     CNL Retail Portfolio - Bed Bath & Beyond                                                               100.00%
    10     Valencia Corporate Plaza                                                  10,743      7/31/2008        100.00%
    11     The Mansions at Delmar Village                                                                          96.10%
    12     1111 North Capitol Street Building                                                                     100.00%
    13     3220 Tillman Drive                                                        16,195      10/31/2005        89.60%
    14     Great Southern Shopping Center                                            44,960      9/17/2013         90.88%
    15     Celebration X                                                                                          100.00%
    16     North Decatur Square Shopping Center                                       7,000      1/31/2005         98.80%
    17     The Glen at Lafayette Hill                                                                              98.60%
    18     United Plaza XII                                                                                       100.00%
    19     Raintree Apartments                                                                                     91.60%
    20     11-15 Read's Way                                                          26,418      8/31/2008         90.86%
    21     Highland Run East Apartments                                                                            91.70%
    22     Fire Mountain Shopping Center                                              9,981      3/30/2003         92.70%
    23     Park Del Amo                                                               8,840      1/31/2007         89.00%
    24     Parque View Apartments                                                                                  94.60%
    25     Los Vallecitos Business Center                                            12,206      6/30/2003         97.92%
    26     South Parc at Bethany Apartments                                                                        96.10%
    27     Levittown Mews Shopping Center                                             8,095      12/31/2004       100.00%
    28     Racal Instruments Headquarters                                                                         100.00%
    29     Mountain Marketplace                                                       6,624      1/31/2012         92.07%
    30     Lott Portfolio                                                                                          84.21%
   30a     Ark Self Storage - Smyrna                                                                               80.70%
   30b     Ark Self Storage - Marietta                                                                             88.00%
   30c     Ark Self Storage - Savannah                                                                             95.10%
   30d     Ark Self Storage - Norcross                                                                             70.90%
   30e     Ark Self Storage - Macon                                                                                79.50%
   30f     Ark Self Storage - Douglas                                                                              90.10%
    31     Simi Valley Retail and Office Center                                     Various       Various          98.38%
   31a     Smart & Final Retail Center                                                9,897        38472           98.00%
   31b     Simi Valley Office Center                                                  2,850        37621          100.00%
    32     Shoppes at Beacon Light                                                    3,595      6/30/2007         95.40%
    33     Constitution Place                                                        11,340      12/31/2003        92.60%
    34     Wildwood Ridge Apartments                                                                               95.90%
    35     Westlake Village Business Park                                             6,156      11/30/2002       100.00%
    36     Clermont Towne Center                                                      3,600       7/4/2007         98.20%
    37     Webster and Wayne Shopping Center                                          5,451      10/31/2007       100.00%
    38     Cherry Valley Plaza                                                        3,608      2/28/2006         96.51%
    39     Washington Square Medical Office Building                                  4,016      11/30/2016       100.00%
    40     Randolph Plaza                                                            16,380      9/30/2003         97.30%
    41     Broadmoor Apartments of St. Joseph                                                                      78.40%
    42     Boulders VI Office Building                                               10,456      11/30/2007       100.00%
    43     Kierland Fairways Office Plaza                                             5,704      7/31/2003         93.63%
    44     Eastgate Square - Phase VI                                                 4,660      4/30/2009         90.25%
    45     Tall Oaks Shopping Center                                                  4,320      3/31/2007        100.00%
    46     Boulders VII Office Building                                               8,826      8/31/2007         88.30%
    47     Tanglewood Apartments                                                                                   96.60%
    48     Greene Countrie Court                                                                                   98.64%
    49     Belle Station                                                              5,200      11/14/2004        98.25%
    50     Farmer Jack Supermarket                                                                                100.00%
    51     Village Shops Plaza                                                        5,750      10/31/2006        97.80%

                                                                                               Upfront        Ongoing
                                                                                               Actual          Actual
                                                                               Occupancy     Replacement     Replacement
    ID                              Property Name                             As-of Date       Reserves       Reserves
    --                              -------------                             ----------       --------       --------
    1      Belz Outlet Center                                                  3/31/2002          7,972        7,972
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year     Various               -            -
    2a     RREEF Textron Portfolio 10 year                                      Various               -            -
   2a1     I-290 Industrial Park                                               6/25/2002              -            -
   2a2     Marley Run Apartments                                               6/25/2002              -            -
   2a3     Bear Creek Village Shopping Center                                  6/25/2002              -            -
   2a4     Demonet Building                                                    6/25/2002              -            -
   2a5     Dallas Industrial Portfolio                                         6/25/2002              -            -
   2a6     Pointe at Crystal Lake                                              6/25/2002              -            -
   2a7     Lakeridge at the Moors                                              6/24/2002              -            -
    2b     RREEF Textron Portfolio 7 year                                       Various               -            -
   2b1     I-290 Industrial Park                                               6/25/2002              -            -
   2b2     Marley Run Apartments                                               6/25/2002              -            -
   2b3     Bear Creek Village Shopping Center                                  6/25/2002              -            -
   2b4     Demonet Building                                                    6/25/2002              -            -
   2b5     Dallas Industrial Portfolio                                         6/25/2002              -            -
   2b6     Pointe at Crystal Lake                                              6/25/2002              -            -
   2b7     Lakeridge at the Moors                                              6/24/2002              -            -
    3      50 Danbury Road                                                     6/26/2002              -        3,651
    4      Cranston Parkade                                                    7/29/2002          3,240        3,240
    5      Fifth Third Center                                                  8/1/2002               -        4,910
    6      Mountain Square Shopping Center                                     5/31/2002              -        4,553
    7      Cityview Centre                                                     6/1/2002         140,000            -
    8      SLO Promenade                                                       6/18/2002              -            -
    9      CNL Retail Portfolio                                                5/1/2002               -            -
    9a     CNL Retail Portfolio - Barnes & Noble                               5/1/2002               -            -
    9b     CNL Retail Portfolio - Borders Books                                5/1/2002               -            -
    9c     CNL Retail Portfolio - Best Buy                                     5/1/2002               -            -
    9d     CNL Retail Portfolio - Kash 'N Karry                                5/1/2002               -            -
    9e     CNL Retail Portfolio - Bed Bath & Beyond                            5/1/2002               -            -
    10     Valencia Corporate Plaza                                            6/1/2002          14,427            -
    11     The Mansions at Delmar Village                                      5/31/2002              -        3,867
    12     1111 North Capitol Street Building                                  4/1/2002               -        2,784
    13     3220 Tillman Drive                                                  7/26/2002          1,788        1,788
    14     Great Southern Shopping Center                                      6/21/2002              -            -
    15     Celebration X                                                       6/28/2002              -            -
    16     North Decatur Square Shopping Center                                6/21/2002              -        1,704
    17     The Glen at Lafayette Hill                                          6/17/2002              -            -
    18     United Plaza XII                                                    5/14/2002              -        2,540
    19     Raintree Apartments                                                 5/31/2002         10,000       10,000
    20     11-15 Read's Way                                                    6/1/2002           2,142        2,142
    21     Highland Run East Apartments                                        8/2/2002               -        6,875
    22     Fire Mountain Shopping Center                                       5/31/2002              -        1,540
    23     Park Del Amo                                                        8/1/2002               -        3,676
    24     Parque View Apartments                                              6/20/2002              -        7,450
    25     Los Vallecitos Business Center                                      6/6/2002               -            -
    26     South Parc at Bethany Apartments                                    4/1/2002               -        2,798
    27     Levittown Mews Shopping Center                                      7/1/2002           1,167        1,167
    28     Racal Instruments Headquarters                                      4/1/2002               -            -
    29     Mountain Marketplace                                                3/31/2002          1,086        1,086
    30     Lott Portfolio                                                      7/2/2002               -        3,800
   30a     Ark Self Storage - Smyrna                                           7/2/2002
   30b     Ark Self Storage - Marietta                                         7/2/2002
   30c     Ark Self Storage - Savannah                                         7/2/2002
   30d     Ark Self Storage - Norcross                                         7/2/2002
   30e     Ark Self Storage - Macon                                            7/2/2002
   30f     Ark Self Storage - Douglas                                          7/2/2002
    31     Simi Valley Retail and Office Center                                8/1/2002               -        1,149
   31a     Smart & Final Retail Center                                         8/1/2002
   31b     Simi Valley Office Center                                           8/1/2002
    32     Shoppes at Beacon Light                                             8/6/2002               -            -
    33     Constitution Place                                                  6/3/2002               -            -
    34     Wildwood Ridge Apartments                                           5/6/2002               -        5,808
    35     Westlake Village Business Park                                      5/31/2002              -            -
    36     Clermont Towne Center                                               7/11/2002              -            -
    37     Webster and Wayne Shopping Center                                   8/1/2002           1,137        1,137
    38     Cherry Valley Plaza                                                 7/31/2002              -            -
    39     Washington Square Medical Office Building                           6/27/2002              -          500
    40     Randolph Plaza                                                      5/31/2002              -        3,608
    41     Broadmoor Apartments of St. Joseph                                  5/31/2002              -        8,663
    42     Boulders VI Office Building                                         3/12/2002              -        1,357
    43     Kierland Fairways Office Plaza                                      8/1/2002               -          461
    44     Eastgate Square - Phase VI                                          7/1/2002             453          453
    45     Tall Oaks Shopping Center                                           6/20/2002              -        1,199
    46     Boulders VII Office Building                                        4/4/2002               -        1,258
    47     Tanglewood Apartments                                               5/23/2002              -            -
    48     Greene Countrie Court                                               5/23/2002          3,063        3,063
    49     Belle Station                                                       5/9/2002             561          561
    50     Farmer Jack Supermarket                                             9/1/2001     44,000(LOC)            -
    51     Village Shops Plaza                                                 6/30/2002              -        1,106

                                                                                    Upfront         Monthly      Monthly Tax
    ID                              Property Name                                    TI/LC           TI/LC          Escrow
    --                              -------------                                    -----           -----          ------
    1      Belz Outlet Center                                                        40,000         40,000         115,833
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year               -              -               -
    2a     RREEF Textron Portfolio 10 year                                                -              -               -
   2a1     I-290 Industrial Park                                                          -              -               -
   2a2     Marley Run Apartments                                                          -              -               -
   2a3     Bear Creek Village Shopping Center                                             -              -               -
   2a4     Demonet Building                                                               -              -               -
   2a5     Dallas Industrial Portfolio                                                    -              -               -
   2a6     Pointe at Crystal Lake                                                         -              -               -
   2a7     Lakeridge at the Moors                                                         -              -               -
    2b     RREEF Textron Portfolio 7 year                                                 -              -               -
   2b1     I-290 Industrial Park                                                          -              -               -
   2b2     Marley Run Apartments                                                          -              -               -
   2b3     Bear Creek Village Shopping Center                                             -              -               -
   2b4     Demonet Building                                                               -              -               -
   2b5     Dallas Industrial Portfolio                                                    -              -               -
   2b6     Pointe at Crystal Lake                                                         -              -               -
   2b7     Lakeridge at the Moors                                                         -              -               -
    3      50 Danbury Road                                                                -     19,000(10)          29,060
    4      Cranston Parkade                                                               -          8,333          39,670
    5      Fifth Third Center                                                             -         31,750          41,957
    6      Mountain Square Shopping Center                                                -         16,800          58,933
    7      Cityview Centre                                                          325,000              -          68,494
    8      SLO Promenade                                                                  -              -          25,877
    9      CNL Retail Portfolio                                                           -              -               -
    9a     CNL Retail Portfolio - Barnes & Noble                                          -              -               -
    9b     CNL Retail Portfolio - Borders Books                                           -              -               -
    9c     CNL Retail Portfolio - Best Buy                                                -              -               -
    9d     CNL Retail Portfolio - Kash 'N Karry                                           -              -               -
    9e     CNL Retail Portfolio - Bed Bath & Beyond                                       -              -               -
    10     Valencia Corporate Plaza                                                   4,167          4,167          23,551
    11     The Mansions at Delmar Village                                                 -              -          12,455
    12     1111 North Capitol Street Building                                             -     36,250(11)          24,063
    13     3220 Tillman Drive                                                        12,500         12,500          26,353
    14     Great Southern Shopping Center                                                 -              -          32,359
    15     Celebration X                                                                  -              -               -
    16     North Decatur Square Shopping Center                                           -          2,000          15,392
    17     The Glen at Lafayette Hill                                                     -              -          15,927
    18     United Plaza XII                                                               -         11,000          17,989
    19     Raintree Apartments                                                            -              -          13,465
    20     11-15 Read's Way                                                               -              -           9,112
    21     Highland Run East Apartments                                                   -              -          14,367
    22     Fire Mountain Shopping Center                                                  -          8,334           7,015
    23     Park Del Amo                                                                   -              -               -
    24     Parque View Apartments                                                         -              -          23,779
    25     Los Vallecitos Business Center                                                 -              -          10,737
    26     South Parc at Bethany Apartments                                               -              -          12,838
    27     Levittown Mews Shopping Center                                             3,083          3,083          56,158
    28     Racal Instruments Headquarters                                                 -              -               -
    29     Mountain Marketplace                                                           -              -           5,739
    30     Lott Portfolio                                                                 -              -           9,905
   30a     Ark Self Storage - Smyrna
   30b     Ark Self Storage - Marietta
   30c     Ark Self Storage - Savannah
   30d     Ark Self Storage - Norcross
   30e     Ark Self Storage - Macon
   30f     Ark Self Storage - Douglas
    31     Simi Valley Retail and Office Center                                           -     10,000(12)           5,179
   31a     Smart & Final Retail Center
   31b     Simi Valley Office Center
    32     Shoppes at Beacon Light                                                        -              -           9,015
    33     Constitution Place                                                             -              -               -
    34     Wildwood Ridge Apartments                                                      -              -          21,686
    35     Westlake Village Business Park                                                 -              -           7,243
    36     Clermont Towne Center                                                          -          2,917          12,084
    37     Webster and Wayne Shopping Center                                              -              -          26,170
    38     Cherry Valley Plaza                                                            -              -           4,437
    39     Washington Square Medical Office Building                                      -          4,000          10,734
    40     Randolph Plaza                                                                 -         13,350          27,036
    41     Broadmoor Apartments of St. Joseph                                             -              -           6,306
    42     Boulders VI Office Building                                               50,000          9,700           7,127
    43     Kierland Fairways Office Plaza                                                 -              -          14,020
    44     Eastgate Square - Phase VI                                                 1,842          1,842           9,078
    45     Tall Oaks Shopping Center                                                      -              -           8,428
    46     Boulders VII Office Building                                                   -          4,700           6,511
    47     Tanglewood Apartments                                                          -              -          14,637
    48     Greene Countrie Court                                                          -              -           7,645
    49     Belle Station                                                                  -              -           6,623
    50     Farmer Jack Supermarket                                              20,000(LOC)              -               -
    51     Village Shops Plaza                                                       50,000          5,000          11,398

                                                                                Monthly
                                                                               Insurance    Environmental    Engineering
    ID                              Property Name                                Escrow      Report Date     Report Date
    --                              -------------                                ------      -----------     -----------
    1      Belz Outlet Center                                                    15,584       4/11/2002       4/11/2002
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year           -        Various         Various
    2a     RREEF Textron Portfolio 10 year                                            -        Various         Various
   2a1     I-290 Industrial Park                                                      -       7/16/2001       6/25/2001
   2a2     Marley Run Apartments                                                      -       4/26/2001       5/11/2001
   2a3     Bear Creek Village Shopping Center                                         -        3/8/2002       3/8/2002
   2a4     Demonet Building                                                           -        3/8/2002       3/8/2002
   2a5     Dallas Industrial Portfolio                                                -        3/8/2002       3/8/2002
   2a6     Pointe at Crystal Lake                                                     -        3/8/2002       3/8/2002
   2a7     Lakeridge at the Moors                                                     -        3/8/2002       3/8/2002
    2b     RREEF Textron Portfolio 7 year                                             -        Various         Various
   2b1     I-290 Industrial Park                                                      -       7/16/2001       6/25/2001
   2b2     Marley Run Apartments                                                      -       4/26/2001       5/11/2001
   2b3     Bear Creek Village Shopping Center                                         -        3/8/2002       3/8/2002
   2b4     Demonet Building                                                           -        3/8/2002       3/8/2002
   2b5     Dallas Industrial Portfolio                                                -        3/8/2002       3/8/2002
   2b6     Pointe at Crystal Lake                                                     -        3/8/2002       3/8/2002
   2b7     Lakeridge at the Moors                                                     -        3/8/2002       3/8/2002
    3      50 Danbury Road                                                            -       6/26/2002       6/26/2002
    4      Cranston Parkade                                                       5,771       5/24/2002       5/23/2002
    5      Fifth Third Center                                                     6,103       6/26/2002       6/21/2002
    6      Mountain Square Shopping Center                                        7,217       8/15/2001       10/5/2001
    7      Cityview Centre                                                        7,977       5/10/2002       6/25/2002
    8      SLO Promenade                                                          6,417       10/30/2001     11/14/2001
    9      CNL Retail Portfolio                                                       -        Various         Various
    9a     CNL Retail Portfolio - Barnes & Noble                                      -        5/1/2002       5/1/2002
    9b     CNL Retail Portfolio - Borders Books                                       -        5/1/2002       5/1/2002
    9c     CNL Retail Portfolio - Best Buy                                            -       4/30/2002       5/1/2002
    9d     CNL Retail Portfolio - Kash 'N Karry                                       -        5/2/2002       5/2/2002
    9e     CNL Retail Portfolio - Bed Bath & Beyond                                   -        5/2/2002       5/2/2002
    10     Valencia Corporate Plaza                                                   -          NAP          8/6/2002
    11     The Mansions at Delmar Village                                         5,082        5/3/2002       4/24/2002
    12     1111 North Capitol Street Building                                     2,196       4/15/2002       4/13/2002
    13     3220 Tillman Drive                                                       491       3/28/2002       3/28/2002
    14     Great Southern Shopping Center                                             -       10/16/2001      10/9/2001
    15     Celebration X                                                              -       7/16/2002       7/15/2002
    16     North Decatur Square Shopping Center                                   2,563       5/16/2002       5/16/2002
    17     The Glen at Lafayette Hill                                             3,477       6/12/2002       6/14/2002
    18     United Plaza XII                                                       5,796       12/31/2001     12/28/2001
    19     Raintree Apartments                                                    8,466       6/26/2002       6/25/2002
    20     11-15 Read's Way                                                       2,240       7/11/2002       7/10/2002
    21     Highland Run East Apartments                                           4,351        7/8/2002       7/8/2002
    22     Fire Mountain Shopping Center                                          1,495       8/15/2001       8/15/2001
    23     Park Del Amo                                                               -       6/25/2002       6/14/2002
    24     Parque View Apartments                                                 8,595       5/17/2002       5/17/2002
    25     Los Vallecitos Business Center                                         2,625       6/26/2002       6/28/2002
    26     South Parc at Bethany Apartments                                       4,097       3/28/2002       3/21/2002
    27     Levittown Mews Shopping Center                                         3,863       7/17/2002       7/19/2002
    28     Racal Instruments Headquarters                                             -       7/24/2002       7/1/2002
    29     Mountain Marketplace                                                     736       4/19/2002       5/1/2002
    30     Lott Portfolio                                                         3,119        Various       12/19/2001
   30a     Ark Self Storage - Smyrna                                                          12/20/2001     12/19/2001
   30b     Ark Self Storage - Marietta                                                        12/20/2001     12/19/2001
   30c     Ark Self Storage - Savannah                                                        12/20/2001     12/19/2001
   30d     Ark Self Storage - Norcross                                                        12/20/2001     12/19/2001
   30e     Ark Self Storage - Macon                                                           12/20/2001     12/19/2001
   30f     Ark Self Storage - Douglas                                                         12/21/2001     12/19/2001
    31     Simi Valley Retail and Office Center                                   3,141        5/2/2002       6/7/2002
   31a     Smart & Final Retail Center                                                         5/2/2002       6/7/2002
   31b     Simi Valley Office Center                                                           5/2/2002       6/7/2002
    32     Shoppes at Beacon Light                                                    -       6/14/2002       6/13/2002
    33     Constitution Place                                                         -       7/22/2002       6/14/2002
    34     Wildwood Ridge Apartments                                              6,949       5/21/2002       5/16/2002
    35     Westlake Village Business Park                                             -       5/21/2002       5/17/2002
    36     Clermont Towne Center                                                      -       7/25/2002       8/15/2002
    37     Webster and Wayne Shopping Center                                      1,600        7/9/2002       7/8/2002
    38     Cherry Valley Plaza                                                      648       3/14/2002       3/14/2002
    39     Washington Square Medical Office Building                                853       9/14/2001       9/14/2001
    40     Randolph Plaza                                                         2,480       8/15/2001       8/15/2001
    41     Broadmoor Apartments of St. Joseph                                     7,134       11/13/2001     11/13/2001
    42     Boulders VI Office Building                                            1,279       4/15/2002       4/15/2002
    43     Kierland Fairways Office Plaza                                           911        4/2/2002       4/2/2002
    44     Eastgate Square - Phase VI                                               617       1/29/2002       6/8/2001
    45     Tall Oaks Shopping Center                                                380        3/6/2002       3/6/2002
    46     Boulders VII Office Building                                           1,230       4/15/2002       4/15/2002
    47     Tanglewood Apartments                                                  3,407       5/16/2002       5/16/2002
    48     Greene Countrie Court                                                      -       6/10/2002       6/10/2002
    49     Belle Station                                                          1,224       6/11/2002       6/19/2002
    50     Farmer Jack Supermarket                                                    -       8/14/2001       8/21/2001
    51     Village Shops Plaza                                                    3,316       10/31/2001      11/2/2001

                                                                               Appraisal
    ID                              Property Name                             As-of Date
    --                              -------------                             ----------
    1      Belz Outlet Center                                                  4/11/2002
    2      RREEF Textron Portfolio 10 year & RREEF Textron Portfolio 7 year     Various
    2a     RREEF Textron Portfolio 10 year                                      Various
   2a1     I-290 Industrial Park                                               4/1/2002
   2a2     Marley Run Apartments                                               3/5/2002
   2a3     Bear Creek Village Shopping Center                                  3/1/2002
   2a4     Demonet Building                                                    3/1/2002
   2a5     Dallas Industrial Portfolio                                         3/13/2002
   2a6     Pointe at Crystal Lake                                              3/6/2002
   2a7     Lakeridge at the Moors                                              3/6/2002
    2b     RREEF Textron Portfolio 7 year                                       Various
   2b1     I-290 Industrial Park                                               4/1/2002
   2b2     Marley Run Apartments                                               3/5/2002
   2b3     Bear Creek Village Shopping Center                                  3/1/2002
   2b4     Demonet Building                                                    3/1/2002
   2b5     Dallas Industrial Portfolio                                         3/13/2002
   2b6     Pointe at Crystal Lake                                              3/6/2002
   2b7     Lakeridge at the Moors                                              3/6/2002
    3      50 Danbury Road                                                     9/1/2002
    4      Cranston Parkade                                                    6/1/2002
    5      Fifth Third Center                                                  6/19/2002
    6      Mountain Square Shopping Center                                     8/24/2001
    7      Cityview Centre                                                     5/1/2002
    8      SLO Promenade                                                       5/19/2002
    9      CNL Retail Portfolio                                                 Various
    9a     CNL Retail Portfolio - Barnes & Noble                               4/25/2002
    9b     CNL Retail Portfolio - Borders Books                                4/25/2002
    9c     CNL Retail Portfolio - Best Buy                                     4/25/2002
    9d     CNL Retail Portfolio - Kash 'N Karry                                4/25/2002
    9e     CNL Retail Portfolio - Bed Bath & Beyond                            5/1/2002
    10     Valencia Corporate Plaza                                            7/16/2002
    11     The Mansions at Delmar Village                                      4/1/2002
    12     1111 North Capitol Street Building                                  3/19/2002
    13     3220 Tillman Drive                                                  3/19/2002
    14     Great Southern Shopping Center                                      9/13/2001
    15     Celebration X                                                       7/1/2002
    16     North Decatur Square Shopping Center                                2/19/2002
    17     The Glen at Lafayette Hill                                          6/5/2002
    18     United Plaza XII                                                    4/23/2002
    19     Raintree Apartments                                                 6/10/2002
    20     11-15 Read's Way                                                    7/12/2002
    21     Highland Run East Apartments                                        6/29/2002
    22     Fire Mountain Shopping Center                                       8/8/2001
    23     Park Del Amo                                                        6/4/2002
    24     Parque View Apartments                                              5/16/2002
    25     Los Vallecitos Business Center                                      6/27/2002
    26     South Parc at Bethany Apartments                                    3/13/2002
    27     Levittown Mews Shopping Center                                      7/25/2002
    28     Racal Instruments Headquarters                                      5/6/2002
    29     Mountain Marketplace                                                5/22/2002
    30     Lott Portfolio                                                       Various
   30a     Ark Self Storage - Smyrna                                          12/14/2001
   30b     Ark Self Storage - Marietta                                        12/14/2001
   30c     Ark Self Storage - Savannah                                        12/19/2001
   30d     Ark Self Storage - Norcross                                        12/14/2001
   30e     Ark Self Storage - Macon                                           12/14/2001
   30f     Ark Self Storage - Douglas                                         12/19/2001
    31     Simi Valley Retail and Office Center                                5/1/2002
   31a     Smart & Final Retail Center                                         5/1/2002
   31b     Simi Valley Office Center                                           5/1/2002
    32     Shoppes at Beacon Light                                             5/31/2002
    33     Constitution Place                                                  6/11/2002
    34     Wildwood Ridge Apartments                                           5/3/2002
    35     Westlake Village Business Park                                      5/10/2002
    36     Clermont Towne Center                                               5/2/2002
    37     Webster and Wayne Shopping Center                                   6/21/2002
    38     Cherry Valley Plaza                                                 3/22/2002
    39     Washington Square Medical Office Building                          12/31/2001
    40     Randolph Plaza                                                      8/20/2001
    41     Broadmoor Apartments of St. Joseph                                  11/1/2001
    42     Boulders VI Office Building                                         4/2/2002
    43     Kierland Fairways Office Plaza                                      3/22/2002
    44     Eastgate Square - Phase VI                                          6/6/2001
    45     Tall Oaks Shopping Center                                           2/1/2002
    46     Boulders VII Office Building                                        4/2/2002
    47     Tanglewood Apartments                                               4/8/2002
    48     Greene Countrie Court                                               6/6/2002
    49     Belle Station                                                       5/13/2002
    50     Farmer Jack Supermarket                                             8/21/2001
    51     Village Shops Plaza                                                10/16/2001



  52   Celebration VII                                                           0.62%            1             BSCMI
  53   Montecito Apartments                                                      0.61%            1             PMCF
  54   701 Del Norte                                                             0.59%            1             PMCF
  55   Port Royal Village                                                        0.58%            1             PMCF
  56   Corvallis Apartment Portfolio                                             0.57%            3              WFB
  57   Gettysburg Shopping Center                                                0.57%            1              WFB
  58   Capistrano Surf Center                                                    0.54%            1             BSCMI
  59   Ardentech Court                                                           0.54%            1              WFB
  60   L&R Auto Park - Broadway                                                  0.54%            1             BSCMI
  61   Valencia Executive Plaza                                                  0.53%            1             PMCF
  62   CVS Portfolio                                                             0.53%            3             BSCMI
 62a   CVS Portfolio - Bethlehem                                                 0.27%                          BSCMI
 62b   CVS Portfolio - Hellertown                                                0.14%                          BSCMI
 62c   CVS Portfolio - Lehigh Street                                             0.12%                          BSCMI
  63   Weber Street Building                                                     0.53%            1             PMCF
  64   Williamsburg Village Shopping Center                                      0.50%            1             PMCF
  65   Main Street Shopping Center                                               0.47%            1              WFB
  66   Audubon Square                                                            0.46%            1             BSCMI
  67   Target Shopping Center                                                    0.46%            1             BSCMI
  68   Seville Plaza Shopping Center                                             0.45%            1             PMCF
  69   Crystal Springs Shopping Center                                           0.44%            1             BSCMI
  70   Woods at Southlake                                                        0.42%            1             PMCF
  71   Brookhollow Business Park                                                 0.42%            1             PMCF
  72   Anna's Vineyard Apartments                                                0.41%            1             PMCF
  73   Bullard West Apartments                                                   0.41%            1              WFB
  74   Hastings Drive                                                            0.41%            1             PMCF
  75   Abbey House                                                               0.40%            1             BSCMI
  76   Railroad Industrial                                                       0.39%            1             PMCF
  77   West Allen Plaza                                                          0.38%            1             PMCF
  78   1 & 3 Marcus Boulevard                                                    0.38%            1             PMCF
  79   Stratford Arms Apartments                                                 0.37%            1             PMCF
  80   First and Cedar Building                                                  0.36%            1             PMCF
  81   Shenandoah Square                                                         0.34%            1             PMCF
  82   Southfield Commerce Center                                                0.34%            1             PMCF
  83   Eckerd Drug Portfolio                                                     0.33%            2             BSCMI
 83a   Eckerd Drug - Spartanburg                                                 0.17%                          BSCMI
 83b   Eckerd Drug - Greenville                                                  0.17%                          BSCMI
  84   Heather Glen Apartments                                                   0.33%            1             PMCF
  85   Hathaway Building                                                         0.32%            1              WFB
  86   Gelb Plaza-Encino                                                         0.32%            1              WFB
  87   Bryman Office                                                             0.32%            1              WFB
  88   Braeswood Atrium                                                          0.32%            1             PMCF
  89   Westcreek and California Garden Apartments                                0.31%            1             PMCF
  90   East Grand Business Center                                                0.31%            1             PMCF
  91   Cambridge Square Apartments                                               0.30%            1              WFB
  92   Juliet Office Park - Building C & D                                       0.30%            1             PMCF
  93   Otis Spunkmeyer Headquarters                                              0.30%            1              WFB
  94   Burgundy House Apartments                                                 0.30%            1              WFB
  95   Golden Estates                                                            0.30%            1              WFB
  96   4350 - 4374 Transport Street                                              0.27%            1             PMCF
  97   Bedrosian Industrial Building                                             0.27%            1             PMCF
  98   Hazel Crest Shopping Center                                               0.26%            1             PMCF
  99   High Voltage Breakers Building                                            0.25%            1              WFB
 100   800 South Industry                                                        0.25%            1             PMCF
 101   South Garfield Avenue                                                     0.25%            1              WFB
 102   Belvedere Tiburon Office Park                                             0.24%            1             PMCF
 103   Heritage Apartments                                                       0.24%            1              WFB
 104   West Walnut Street                                                        0.24%            1              WFB
 105   Creekstone Duplexes 44                                                    0.24%            1             BSCMI
 106   Buena Park Shopping Center                                                0.23%            1             BSCMI
 107   Sunset Village                                                            0.23%            1              WFB
 108   Tanglewood Apartments                                                     0.23%            1              WFB
 109   Chaparral Plaza                                                           0.23%            1              WFB
 110   Villas at the Woodlands Apartments                                        0.23%            1             PMCF
 111   Creekstone Duplexes 42                                                    0.22%            1             BSCMI
 112   Eastowne Plaza II                                                         0.22%            1             PMCF
 113   Handy Storage                                                             0.22%            1             PMCF
 114   Golden State Business Park                                                0.21%            1              WFB
 115   PETsMART, Dallas, TX                                                      0.19%            1              WFB
 116   The Michigan Building and The V Building                                  0.19%            2             PMCF
 116a  The Michigan Building                                                     0.10%                          PMCF
 116b  The V Building                                                            0.09%                          PMCF
 117   Brentwood House Shopping Center                                           0.18%            1              WFB
 118   Fairground Village                                                        0.18%            1              WFB
 119   Elsinore/Staples Store                                                    0.18%            1              WFB
 120   Puerto Vista Mobile Estates                                               0.15%            1              WFB
 121   Hickory Hollow Shopping Center                                            0.14%            1              WFB
 122   Commercenter Business Park                                                0.13%            1              WFB
 123   San Rafael Business Center                                                0.12%            1              WFB
 124   Desert Sage Apartments                                                    0.12%            1              WFB
 125   Garfield Avenue                                                           0.11%            1              WFB


  52   Celebration VII                                                            5,700,000   5,700,000    Office
  53   Montecito Apartments                                                       5,700,000   5,655,388    Multifamily
  54   701 Del Norte                                                              5,400,000   5,389,224    Industrial
  55   Port Royal Village                                                         5,362,500   5,340,895    Manufactured Housing
  56   Corvallis Apartment Portfolio                                              5,300,000   5,283,980    Multifamily
  57   Gettysburg Shopping Center                                                 5,300,000   5,242,577    Retail
  58   Capistrano Surf Center                                                     5,000,000   4,989,594    Office
  59   Ardentech Court                                                            5,000,000   4,984,127    Industrial
  60   L&R Auto Park - Broadway                                                   4,990,000   4,974,237    Other
  61   Valencia Executive Plaza                                                   4,900,000   4,889,029    Office
  62   CVS Portfolio                                                              4,900,000   4,887,662    Retail
 62a   CVS Portfolio - Bethlehem                                                  2,500,000   2,493,705    Retail
 62b   CVS Portfolio - Hellertown                                                 1,250,000   1,246,852    Retail
 62c   CVS Portfolio - Lehigh Street                                              1,150,000   1,147,104    Retail
  63   Weber Street Building                                                      4,850,000   4,838,755    Office
  64   Williamsburg Village Shopping Center                                       4,700,000   4,645,411    Retail
  65   Main Street Shopping Center                                                4,300,000   4,296,113    Retail
  66   Audubon Square                                                             4,200,000   4,196,348    Retail
  67   Target Shopping Center                                                     4,192,000   4,192,000    Retail
  68   Seville Plaza Shopping Center                                              4,200,000   4,172,037    Retail
  69   Crystal Springs Shopping Center                                            4,070,000   4,070,000    Retail
  70   Woods at Southlake                                                         3,900,000   3,875,399    Multifamily
  71   Brookhollow Business Park                                                  4,000,000   3,825,454    Industrial
  72   Anna's Vineyard Apartments                                                 3,797,368   3,794,757    Multifamily
  73   Bullard West Apartments                                                    3,800,000   3,791,673    Multifamily
  74   Hastings Drive                                                             3,750,000   3,743,043    Industrial
  75   Abbey House                                                                3,700,000   3,694,376    Multifamily
  76   Railroad Industrial                                                        3,600,000   3,595,156    Industrial
  77   West Allen Plaza                                                           3,550,000   3,540,644    Retail
  78   1 & 3 Marcus Boulevard                                                     3,500,000   3,484,402    Office
  79   Stratford Arms Apartments                                                  3,450,000   3,428,238    Multifamily
  80   First and Cedar Building                                                   3,400,000   3,324,804    Office
  81   Shenandoah Square                                                          3,135,000   3,127,306    Retail
  82   Southfield Commerce Center                                                 3,125,000   3,105,989    Industrial
  83   Eckerd Drug Portfolio                                                      3,082,000   3,082,000    Retail
 83a   Eckerd Drug - Spartanburg                                                  1,541,600   1,541,600    Retail
 83b   Eckerd Drug - Greenville                                                   1,540,400   1,540,400    Retail
  84   Heather Glen Apartments                                                    3,000,000   2,997,325    Multifamily
  85   Hathaway Building                                                          3,000,000   2,993,158    Office
  86   Gelb Plaza-Encino                                                          3,000,000   2,981,793    Office
  87   Bryman Office                                                              3,000,000   2,978,142    Office
  88   Braeswood Atrium                                                           2,960,000   2,951,618    Multifamily
  89   Westcreek and California Garden Apartments                                 2,905,000   2,896,008    Multifamily
  90   East Grand Business Center                                                 2,850,000   2,830,708    Industrial
  91   Cambridge Square Apartments                                                2,820,000   2,804,647    Multifamily
  92   Juliet Office Park - Building C & D                                        2,800,000   2,784,338    Office
  93   Otis Spunkmeyer Headquarters                                               2,750,000   2,743,729    Industrial
  94   Burgundy House Apartments                                                  2,756,000   2,737,216    Multifamily
  95   Golden Estates                                                             2,750,000   2,732,306    Manufactured Housing
  96   4350 - 4374 Transport Street                                               2,530,000   2,526,173    Industrial
  97   Bedrosian Industrial Building                                              2,450,000   2,445,094    Industrial
  98   Hazel Crest Shopping Center                                                2,375,000   2,357,336    Retail
  99   High Voltage Breakers Building                                             2,350,000   2,344,893    Industrial
 100   800 South Industry                                                         2,300,000   2,297,453    Industrial
 101   South Garfield Avenue                                                      2,300,000   2,291,672    Industrial
 102   Belvedere Tiburon Office Park                                              2,250,000   2,243,706    Office
 103   Heritage Apartments                                                        2,230,000   2,214,801    Multifamily
 104   West Walnut Street                                                         2,190,000   2,182,070    Industrial
 105   Creekstone Duplexes 44                                                     2,175,000   2,171,733    Multifamily
 106   Buena Park Shopping Center                                                 2,150,000   2,143,645    Retail
 107   Sunset Village                                                             2,150,000   2,139,897    Retail
 108   Tanglewood Apartments                                                      2,140,000   2,125,414    Multifamily
 109   Chaparral Plaza                                                            2,125,000   2,114,770    Retail
 110   Villas at the Woodlands Apartments                                         2,080,000   2,073,257    Multifamily
 111   Creekstone Duplexes 42                                                     2,075,000   2,070,047    Multifamily
 112   Eastowne Plaza II                                                          2,025,000   2,022,647    Retail
 113   Handy Storage                                                              2,000,000   1,981,719    Self Storage
 114   Golden State Business Park                                                 1,975,000   1,962,054    Industrial
 115   PETsMART, Dallas, TX                                                       1,800,000   1,793,641    Retail
 116   The Michigan Building and The V Building                                   1,725,000   1,717,397    Various
 116a  The Michigan Building                                                        914,773     910,741    Industrial
 116b  The V Building                                                               810,227     806,656    Industrial
 117   Brentwood House Shopping Center                                            1,650,000   1,647,201    Retail
 118   Fairground Village                                                         1,650,000   1,642,633    Multifamily
 119   Elsinore/Staples Store                                                     1,650,000   1,640,400    Retail
 120   Puerto Vista Mobile Estates                                                1,365,000   1,360,624    Manufactured Housing
 121   Hickory Hollow Shopping Center                                             1,250,000   1,247,879    Retail
 122   Commercenter Business Park                                                 1,200,000   1,193,962    Industrial
 123   San Rafael Business Center                                                 1,100,000   1,098,631    Industrial
 124   Desert Sage Apartments                                                     1,100,000   1,097,042    Multifamily
 125   Garfield Avenue                                                            1,000,000     994,862    Industrial


  52   Celebration VII                                                      Suburban               6.0800%    0.03330%
  53   Montecito Apartments                                                 Multifamily            7.1200%    0.10330%
  54   701 Del Norte                                                        Warehouse              7.1600%    0.10330%
  55   Port Royal Village                                                   Manufactured Housing   7.3600%    0.05330%
  56   Corvallis Apartment Portfolio                                        Multifamily            6.8500%    0.03330%
  57   Gettysburg Shopping Center                                           Anchored               7.1800%    0.03330%
  58   Capistrano Surf Center                                               Suburban               7.0000%    0.03330%
  59   Ardentech Court                                                      Flex Industrial        7.2500%    0.03330%
  60   L&R Auto Park - Broadway                                             Parking Garage         7.2750%    0.03330%
  61   Valencia Executive Plaza                                             Suburban               7.1000%    0.10330%
  62   CVS Portfolio                                                        Anchored               7.5900%    0.03330%
 62a   CVS Portfolio - Bethlehem                                            Anchored
 62b   CVS Portfolio - Hellertown                                           Anchored
 62c   CVS Portfolio - Lehigh Street                                        Anchored
  63   Weber Street Building                                                CBD                    6.9100%    0.10330%
  64   Williamsburg Village Shopping Center                                 Anchored               7.1300%    0.05330%
  65   Main Street Shopping Center                                          Anchored               6.5000%    0.03330%
  66   Audubon Square                                                       Shadow Anchored        6.7000%    0.07330%
  67   Target Shopping Center                                               Anchored               6.0150%    0.03330%
  68   Seville Plaza Shopping Center                                        Shadow Anchored        7.2000%    0.10330%
  69   Crystal Springs Shopping Center                                      Anchored               6.1500%    0.03330%
  70   Woods at Southlake                                                   Multifamily            7.0000%    0.05330%
  71   Brookhollow Business Park                                            Flex Industrial        8.0500%    0.05330%
  72   Anna's Vineyard Apartments                                           Multifamily            7.8800%    0.10330%
  73   Bullard West Apartments                                              Multifamily            6.8000%    0.03330%
  74   Hastings Drive                                                       Warehouse              7.4300%    0.05330%
  75   Abbey House                                                          Multifamily            6.8000%    0.07330%
  76   Railroad Industrial                                                  Warehouse              7.3000%    0.10330%
  77   West Allen Plaza                                                     Shadow Anchored        7.4100%    0.10330%
  78   1 & 3 Marcus Boulevard                                               Suburban               7.1600%    0.11330%
  79   Stratford Arms Apartments                                            Multifamily            7.0000%    0.05330%
  80   First and Cedar Building                                             CBD                    7.1900%    0.10330%
  81   Shenandoah Square                                                    Anchored               7.6900%    0.10330%
  82   Southfield Commerce Center                                           Warehouse              7.2000%    0.10330%
  83   Eckerd Drug Portfolio                                                Anchored               6.3000%    0.03330%
 83a   Eckerd Drug - Spartanburg                                            Anchored
 83b   Eckerd Drug - Greenville                                             Anchored
  84   Heather Glen Apartments                                              Multifamily            6.5700%    0.12330%
  85   Hathaway Building                                                    Suburban               7.0000%    0.03330%
  86   Gelb Plaza-Encino                                                    Suburban               7.7100%    0.03330%
  87   Bryman Office                                                        Suburban               7.0700%    0.03330%
  88   Braeswood Atrium                                                     Multifamily            7.1200%    0.05330%
  89   Westcreek and California Garden Apartments                           Multifamily            6.7500%    0.10330%
  90   East Grand Business Center                                           Warehouse              7.6100%    0.05330%
  91   Cambridge Square Apartments                                          Multifamily            7.2000%    0.03330%
  92   Juliet Office Park - Building C & D                                  Suburban               7.5500%    0.10330%
  93   Otis Spunkmeyer Headquarters                                         Light Industrial       7.0000%    0.03330%
  94   Burgundy House Apartments                                            Multifamily            7.0880%    0.03330%
  95   Golden Estates                                                       Manufactured Housing   7.4000%    0.03330%
  96   4350 - 4374 Transport Street                                         Warehouse              6.8200%    0.10330%
  97   Bedrosian Industrial Building                                        Flex Industrial        6.6500%    0.10330%
  98   Hazel Crest Shopping Center                                          Unanchored             7.3900%    0.10330%
  99   High Voltage Breakers Building                                       Warehouse              7.2600%    0.03330%
 100   800 South Industry                                                   Flex Industrial        7.6800%    0.05330%
 101   South Garfield Avenue                                                Warehouse              7.7800%    0.03330%
 102   Belvedere Tiburon Office Park                                        Suburban               7.1700%    0.10330%
 103   Heritage Apartments                                                  Multifamily            7.0880%    0.03330%
 104   West Walnut Street                                                   Warehouse              7.7800%    0.03330%
 105   Creekstone Duplexes 44                                               Multifamily            6.8500%    0.03330%
 106   Buena Park Shopping Center                                           Anchored               7.7050%    0.03330%
 107   Sunset Village                                                       Unanchored             7.9500%    0.03330%
 108   Tanglewood Apartments                                                Multifamily            7.0880%    0.03330%
 109   Chaparral Plaza                                                      Unanchored             7.8300%    0.03330%
 110   Villas at the Woodlands Apartments                                   Multifamily            7.3600%    0.05330%
 111   Creekstone Duplexes 42                                               Multifamily            6.7500%    0.03330%
 112   Eastowne Plaza II                                                    Shadow Anchored        7.3800%    0.10330%
 113   Handy Storage                                                        Self Storage           7.3500%    0.05330%
 114   Golden State Business Park                                           Flex Industrial        7.3000%    0.03330%
 115   PETsMART, Dallas, TX                                                 Shadow Anchored        7.2500%    0.03330%
 116   The Michigan Building and The V Building                             Various                7.2200%    0.10330%
 116a  The Michigan Building                                                Flex Industrial
 116b  The V Building                                                       Flex Industrial
 117   Brentwood House Shopping Center                                      Unanchored             7.7500%    0.03330%
 118   Fairground Village                                                   Multifamily            7.1500%    0.03330%
 119   Elsinore/Staples Store                                               Anchored               7.9300%    0.03330%
 120   Puerto Vista Mobile Estates                                          Manufactured Housing   7.2000%    0.03330%
 121   Hickory Hollow Shopping Center                                       Unanchored             7.7500%    0.03330%
 122   Commercenter Business Park                                           Flex Industrial        7.5000%    0.03330%
 123   San Rafael Business Center                                           Light Industrial       6.9500%    0.03330%
 124   Desert Sage Apartments                                               Multifamily            7.3300%    0.03330%
 125   Garfield Avenue                                                      Light Industrial       7.5000%    0.03330%


  52   Celebration VII                                                             30/360            60          57
  53   Montecito Apartments                                                      Actual/360          120         113
  54   701 Del Norte                                                             Actual/360          120         117
  55   Port Royal Village                                                        Actual/360          120         114
  56   Corvallis Apartment Portfolio                                             Actual/360          120         116
  57   Gettysburg Shopping Center                                                Actual/360          120         114
  58   Capistrano Surf Center                                                    Actual/360          120         117
  59   Ardentech Court                                                           Actual/360          120         117
  60   L&R Auto Park - Broadway                                                  Actual/360          60          57
  61   Valencia Executive Plaza                                                  Actual/360          120         118
  62   CVS Portfolio                                                             Actual/360          120         116
 62a   CVS Portfolio - Bethlehem
 62b   CVS Portfolio - Hellertown
 62c   CVS Portfolio - Lehigh Street
  63   Weber Street Building                                                     Actual/360          120         118
  64   Williamsburg Village Shopping Center                                      Actual/360          120         110
  65   Main Street Shopping Center                                               Actual/360          120         119
  66   Audubon Square                                                            Actual/360          120         119
  67   Target Shopping Center                                                      30/360            84          82
  68   Seville Plaza Shopping Center                                             Actual/360          120         111
  69   Crystal Springs Shopping Center                                             30/360            84          82
  70   Woods at Southlake                                                        Actual/360          120         112
  71   Brookhollow Business Park                                                   30/360            84          47
  72   Anna's Vineyard Apartments                                                Actual/360          108         107
  73   Bullard West Apartments                                                   Actual/360          120         117
  74   Hastings Drive                                                            Actual/360          120         117
  75   Abbey House                                                               Actual/360          60          58
  76   Railroad Industrial                                                       Actual/360          120         118
  77   West Allen Plaza                                                          Actual/360          120         116
  78   1 & 3 Marcus Boulevard                                                    Actual/360          120         116
  79   Stratford Arms Apartments                                                 Actual/360          120         112
  80   First and Cedar Building                                                    30/360            180         173
  81   Shenandoah Square                                                         Actual/360          120         116
  82   Southfield Commerce Center                                                Actual/360          120         113
  83   Eckerd Drug Portfolio                                                       30/360            84          82
 83a   Eckerd Drug - Spartanburg
 83b   Eckerd Drug - Greenville
  84   Heather Glen Apartments                                                   Actual/360          120         119
  85   Hathaway Building                                                         Actual/360          120         118
  86   Gelb Plaza-Encino                                                         Actual/360          120         114
  87   Bryman Office                                                             Actual/360          120         116
  88   Braeswood Atrium                                                          Actual/360          120         116
  89   Westcreek and California Garden Apartments                                Actual/360          120         116
  90   East Grand Business Center                                                Actual/360          120         116
  91   Cambridge Square Apartments                                               Actual/360          120         115
  92   Juliet Office Park - Building C & D                                       Actual/360          120         112
  93   Otis Spunkmeyer Headquarters                                              Actual/360          120         118
  94   Burgundy House Apartments                                                 Actual/360          120         114
  95   Golden Estates                                                            Actual/360          120         114
  96   4350 - 4374 Transport Street                                              Actual/360          120         118
  97   Bedrosian Industrial Building                                             Actual/360          120         119
  98   Hazel Crest Shopping Center                                               Actual/360          120         113
  99   High Voltage Breakers Building                                            Actual/360          120         118
 100   800 South Industry                                                        Actual/360          122         117
 101   South Garfield Avenue                                                     Actual/360          60          54
 102   Belvedere Tiburon Office Park                                             Actual/360          120         116
 103   Heritage Apartments                                                       Actual/360          120         114
 104   West Walnut Street                                                        Actual/360          60          54
 105   Creekstone Duplexes 44                                                    Actual/360          120         118
 106   Buena Park Shopping Center                                                Actual/360          120         115
 107   Sunset Village                                                            Actual/360          120         115
 108   Tanglewood Apartments                                                     Actual/360          120         114
 109   Chaparral Plaza                                                           Actual/360          60          55
 110   Villas at the Woodlands Apartments                                        Actual/360          120         115
 111   Creekstone Duplexes 42                                                    Actual/360          120         118
 112   Eastowne Plaza II                                                         Actual/360          120         119
 113   Handy Storage                                                             Actual/360          120         112
 114   Golden State Business Park                                                Actual/360          120         114
 115   PETsMART, Dallas, TX                                                      Actual/360          120         118
 116   The Michigan Building and The V Building                                  Actual/360          120         116
 116a  The Michigan Building
 116b  The V Building
 117   Brentwood House Shopping Center                                           Actual/360          120         117
 118   Fairground Village                                                        Actual/360          120         116
 119   Elsinore/Staples Store                                                    Actual/360          120         114
 120   Puerto Vista Mobile Estates                                               Actual/360          120         117
 121   Hickory Hollow Shopping Center                                            Actual/360          120         117
 122   Commercenter Business Park                                                Actual/360          120         117
 123   San Rafael Business Center                                                Actual/360          120         119
 124   Desert Sage Apartments                                                    Actual/360          120         116
 125   Garfield Avenue                                                           Actual/360          120         115


  52   Celebration VII                                                              0               0         8/1/2002
  53   Montecito Apartments                                                        300             293        4/1/2002
  54   701 Del Norte                                                               360             357        8/1/2002
  55   Port Royal Village                                                          360             354        5/1/2002
  56   Corvallis Apartment Portfolio                                               360             356        7/1/2002
  57   Gettysburg Shopping Center                                                  240             234        5/1/2002
  58   Capistrano Surf Center                                                      360             357        8/1/2002
  59   Ardentech Court                                                             300             297        8/1/2002
  60   L&R Auto Park - Broadway                                                    300             297        8/1/2002
  61   Valencia Executive Plaza                                                    300             298        9/1/2002
  62   CVS Portfolio                                                               360             356        7/1/2002
 62a   CVS Portfolio - Bethlehem
 62b   CVS Portfolio - Hellertown
 62c   CVS Portfolio - Lehigh Street
  63   Weber Street Building                                                       300             298        9/1/2002
  64   Williamsburg Village Shopping Center                                        300             290        1/1/2002
  65   Main Street Shopping Center                                                 360             359        10/1/2002
  66   Audubon Square                                                              360             359        10/1/2002
  67   Target Shopping Center                                                       0               0         9/1/2002
  68   Seville Plaza Shopping Center                                               360             351        2/1/2002
  69   Crystal Springs Shopping Center                                              0               0         9/1/2002
  70   Woods at Southlake                                                          360             352        3/1/2002
  71   Brookhollow Business Park                                                   300             263        10/1/1999
  72   Anna's Vineyard Apartments                                                  360             359        10/1/2002
  73   Bullard West Apartments                                                     360             357        8/1/2002
  74   Hastings Drive                                                              360             357        8/1/2002
  75   Abbey House                                                                 360             358        9/1/2002
  76   Railroad Industrial                                                         360             358        9/1/2002
  77   West Allen Plaza                                                            360             356        7/1/2002
  78   1 & 3 Marcus Boulevard                                                      300             296        7/1/2002
  79   Stratford Arms Apartments                                                   360             352        3/1/2002
  80   First and Cedar Building                                                    180             173        4/1/2002
  81   Shenandoah Square                                                           360             356        7/1/2002
  82   Southfield Commerce Center                                                  330             323        4/1/2002
  83   Eckerd Drug Portfolio                                                        0               0         9/1/2002
 83a   Eckerd Drug - Spartanburg
 83b   Eckerd Drug - Greenville
  84   Heather Glen Apartments                                                     360             359        10/1/2002
  85   Hathaway Building                                                           300             298        9/1/2002
  86   Gelb Plaza-Encino                                                           300             294        5/1/2002
  87   Bryman Office                                                               240             236        7/1/2002
  88   Braeswood Atrium                                                            360             356        7/1/2002
  89   Westcreek and California Garden Apartments                                  360             356        7/1/2002
  90   East Grand Business Center                                                  240             236        7/1/2002
  91   Cambridge Square Apartments                                                 300             295        6/1/2002
  92   Juliet Office Park - Building C & D                                         360             352        3/1/2002
  93   Otis Spunkmeyer Headquarters                                                300             298        9/1/2002
  94   Burgundy House Apartments                                                   300             294        5/1/2002
  95   Golden Estates                                                              300             294        5/1/2002
  96   4350 - 4374 Transport Street                                                360             358        9/1/2002
  97   Bedrosian Industrial Building                                               240             239        10/1/2002
  98   Hazel Crest Shopping Center                                                 300             293        4/1/2002
  99   High Voltage Breakers Building                                              300             298        9/1/2002
 100   800 South Industry                                                          300             299        6/1/2002
 101   South Garfield Avenue                                                       360             354        5/1/2002
 102   Belvedere Tiburon Office Park                                               360             356        7/1/2002
 103   Heritage Apartments                                                         300             294        5/1/2002
 104   West Walnut Street                                                          360             354        5/1/2002
 105   Creekstone Duplexes 44                                                      360             358        9/1/2002
 106   Buena Park Shopping Center                                                  360             355        6/1/2002
 107   Sunset Village                                                              300             295        6/1/2002
 108   Tanglewood Apartments                                                       300             294        5/1/2002
 109   Chaparral Plaza                                                             300             295        6/1/2002
 110   Villas at the Woodlands Apartments                                          360             355        6/1/2002
 111   Creekstone Duplexes 42                                                      300             298        9/1/2002
 112   Eastowne Plaza II                                                           300             299        10/1/2002
 113   Handy Storage                                                               300             292        3/1/2002
 114   Golden State Business Park                                                  300             294        5/1/2002
 115   PETsMART, Dallas, TX                                                        240             238        9/1/2002
 116   The Michigan Building and The V Building                                    300             296        7/1/2002
 116a  The Michigan Building
 116b  The V Building
 117   Brentwood House Shopping Center                                             360             357        8/1/2002
 118   Fairground Village                                                          300             296        7/1/2002
 119   Elsinore/Staples Store                                                      300             294        5/1/2002
 120   Puerto Vista Mobile Estates                                                 300             297        8/1/2002
 121   Hickory Hollow Shopping Center                                              360             357        8/1/2002
 122   Commercenter Business Park                                                  240             237        8/1/2002
 123   San Rafael Business Center                                                  300             299        10/1/2002
 124   Desert Sage Apartments                                                      360             356        7/1/2002
 125   Garfield Avenue                                                             300             295        6/1/2002


  52   Celebration VII                                                          7/1/2007             346,560   28,880.00
  53   Montecito Apartments                                                     3/1/2012             488,686   40,723.80
  54   701 Del Norte                                                            7/1/2012             438,102   36,508.46
  55   Port Royal Village                                                       4/1/2012             443,792   36,982.65
  56   Corvallis Apartment Portfolio                                            6/1/2012             416,745   34,728.74
  57   Gettysburg Shopping Center                                               4/1/2012             499,985   41,665.43
  58   Capistrano Surf Center                                                   7/1/2012             399,181   33,265.12
  59   Ardentech Court                                                          7/1/2012             433,684   36,140.35
  60   L&R Auto Park - Broadway                                                 7/1/2007             433,782   36,148.47
  61   Valencia Executive Plaza                                                 8/1/2012             419,345   34,945.39
  62   CVS Portfolio                                                            6/1/2012             414,768   34,563.99
 62a   CVS Portfolio - Bethlehem
 62b   CVS Portfolio - Hellertown
 62c   CVS Portfolio - Lehigh Street
  63   Weber Street Building                                                    8/1/2012             408,010   34,000.84
  64   Williamsburg Village Shopping Center                                     12/1/2011            403,313   33,609.41
  65   Main Street Shopping Center                                              9/1/2012             326,147   27,178.93
  66   Audubon Square                                                           9/1/2012             325,220   27,101.68
  67   Target Shopping Center                                                   8/1/2009             252,149   21,012.40
  68   Seville Plaza Shopping Center                                            1/1/2012             342,109   28,509.10
  69   Crystal Springs Shopping Center                                          8/1/2009             250,305   20,858.75
  70   Woods at Southlake                                                       2/1/2012             311,362   25,946.80
  71   Brookhollow Business Park                                                9/1/2006             372,063   31,005.26
  72   Anna's Vineyard Apartments                                               9/1/2011             330,561 27,546.73(8)
  73   Bullard West Apartments                                                  7/1/2012             297,278   24,773.16
  74   Hastings Drive                                                           7/1/2012             312,492   26,041.03
  75   Abbey House                                                              8/1/2007             289,455   24,121.23
  76   Railroad Industrial                                                      8/1/2012             296,167   24,680.55
  77   West Allen Plaza                                                         6/1/2012             295,245   24,603.71
  78   1 & 3 Marcus Boulevard                                                   6/1/2012             301,148   25,095.65
  79   Stratford Arms Apartments                                                2/1/2012             275,435   22,952.94
  80   First and Cedar Building                                                 3/1/2017             371,070   30,922.46
  81   Shenandoah Square                                                        6/1/2012             267,956   22,329.68
  82   Southfield Commerce Center                                               3/1/2012             261,290   21,774.18
  83   Eckerd Drug Portfolio                                                    8/1/2009             194,166   16,180.50
 83a   Eckerd Drug - Spartanburg
 83b   Eckerd Drug - Greenville
  84   Heather Glen Apartments                                                  9/1/2012             229,204   19,100.36
  85   Hathaway Building                                                        8/1/2012             254,441   21,203.38
  86   Gelb Plaza-Encino                                                        4/1/2012             270,974   22,581.14
  87   Bryman Office                                                            6/1/2012             280,622   23,385.19
  88   Braeswood Atrium                                                         6/1/2012             239,185   19,932.08
  89   Westcreek and California Garden Apartments                               6/1/2012             226,101   18,841.77
  90   East Grand Business Center                                               6/1/2012             277,818   23,151.48
  91   Cambridge Square Apartments                                              5/1/2012             243,509   20,292.40
  92   Juliet Office Park - Building C & D                                      2/1/2012             236,088   19,673.96
  93   Otis Spunkmeyer Headquarters                                             8/1/2012             233,237   19,436.43
  94   Burgundy House Apartments                                                4/1/2012             235,606   19,633.82
  95   Golden Estates                                                           4/1/2012             241,725   20,143.72
  96   4350 - 4374 Transport Street                                             8/1/2012             198,329   16,527.43
  97   Bedrosian Industrial Building                                            9/1/2012             221,802   18,483.54
  98   Hazel Crest Shopping Center                                              3/1/2012             208,578   17,381.46
  99   High Voltage Breakers Building                                           8/1/2012             204,013   17,001.11
 100   800 South Industry                                                       7/1/2012             207,204   17,267.00
 101   South Garfield Avenue                                                    4/1/2007             198,302   16,525.19
 102   Belvedere Tiburon Office Park                                            6/1/2012             182,725   15,227.07
 103   Heritage Apartments                                                      4/1/2012             190,639   15,886.58
 104   West Walnut Street                                                       4/1/2007             188,818   15,734.85
 105   Creekstone Duplexes 44                                                   8/1/2012             171,023   14,251.89
 106   Buena Park Shopping Center                                               5/1/2012             184,033   15,336.06
 107   Sunset Village                                                           5/1/2012             198,275   16,522.90
 108   Tanglewood Apartments                                                    4/1/2012             182,945   15,245.42
 109   Chaparral Plaza                                                          5/1/2007             193,950   16,162.51
 110   Villas at the Woodlands Apartments                                       5/1/2012             172,137   14,344.79
 111   Creekstone Duplexes 42                                                   8/1/2012             172,037   14,336.41
 112   Eastowne Plaza II                                                        9/1/2012             177,682   14,806.87
 113   Handy Storage                                                            2/1/2012             175,023   14,585.24
 114   Golden State Business Park                                               4/1/2012             172,069   14,339.12
 115   PETsMART, Dallas, TX                                                     8/1/2012             170,721   14,226.77
 116   The Michigan Building and The V Building                                 6/1/2012             149,221   12,435.10
 116a  The Michigan Building
 116b  The V Building
 117   Brentwood House Shopping Center                                          7/1/2012             141,850   11,820.80
 118   Fairground Village                                                       6/1/2012             141,843   11,820.22
 119   Elsinore/Staples Store                                                   4/1/2012             151,903   12,658.55
 120   Puerto Vista Mobile Estates                                              7/1/2012             117,869    9,822.39
 121   Hickory Hollow Shopping Center                                           7/1/2012             107,462    8,955.15
 122   Commercenter Business Park                                               7/1/2012             116,005    9,667.12
 123   San Rafael Business Center                                               9/1/2012              92,874    7,739.52
 124   Desert Sage Apartments                                                   6/1/2012              90,765    7,563.72
 125   Garfield Avenue                                                          5/1/2012              88,679    7,389.91


  52   Celebration VII                                                           57            No      NAP
  53   Montecito Apartments                                                                    No      NAP
  54   701 Del Norte                                                                           No      NAP
  55   Port Royal Village                                                                      No      NAP
  56   Corvallis Apartment Portfolio                                                           No      NAP
  57   Gettysburg Shopping Center                                                              No      NAP
  58   Capistrano Surf Center                                                                  No      NAP
  59   Ardentech Court                                                                         No      NAP
  60   L&R Auto Park - Broadway                                                                No      NAP
  61   Valencia Executive Plaza                                                                No      NAP
  62   CVS Portfolio                                                                           No      NAP
 62a   CVS Portfolio - Bethlehem
 62b   CVS Portfolio - Hellertown
 62c   CVS Portfolio - Lehigh Street
  63   Weber Street Building                                                                   No      NAP
  64   Williamsburg Village Shopping Center                                                   Yes      In Place, Hard (A/B)
  65   Main Street Shopping Center                                                             No      NAP
  66   Audubon Square                                                                          No      NAP
  67   Target Shopping Center                                                    82            No      NAP
  68   Seville Plaza Shopping Center                                                           No      NAP
  69   Crystal Springs Shopping Center                                           82            No      NAP
  70   Woods at Southlake                                                                      No      NAP
  71   Brookhollow Business Park                                                               No      NAP
  72   Anna's Vineyard Apartments                                                              No      NAP
  73   Bullard West Apartments                                                                 No      NAP
  74   Hastings Drive                                                                          No      NAP
  75   Abbey House                                                                             No      NAP
  76   Railroad Industrial                                                                     No      NAP
  77   West Allen Plaza                                                                        No      NAP
  78   1 & 3 Marcus Boulevard                                                                  No      NAP
  79   Stratford Arms Apartments                                                               No      NAP
  80   First and Cedar Building                                                                No      NAP
  81   Shenandoah Square                                                                      Yes      Springing
  82   Southfield Commerce Center                                                              No      NAP
  83   Eckerd Drug Portfolio                                                     82            No      NAP
 83a   Eckerd Drug - Spartanburg
 83b   Eckerd Drug - Greenville
  84   Heather Glen Apartments                                                                 No      NAP
  85   Hathaway Building                                                                       No      NAP
  86   Gelb Plaza-Encino                                                                       No      NAP
  87   Bryman Office                                                                           No      NAP
  88   Braeswood Atrium                                                                        No      NAP
  89   Westcreek and California Garden Apartments                                              No      NAP
  90   East Grand Business Center                                                              No      NAP
  91   Cambridge Square Apartments                                                             No      NAP
  92   Juliet Office Park - Building C & D                                                    Yes      In Place, Hard (A/B)
  93   Otis Spunkmeyer Headquarters                                                            No      NAP
  94   Burgundy House Apartments                                                               No      NAP
  95   Golden Estates                                                                          No      NAP
  96   4350 - 4374 Transport Street                                                            No      NAP
  97   Bedrosian Industrial Building                                                           No      NAP
  98   Hazel Crest Shopping Center                                                             No      NAP
  99   High Voltage Breakers Building                                                          No      NAP
 100   800 South Industry                                                                      No      NAP
 101   South Garfield Avenue                                                                   No      NAP
 102   Belvedere Tiburon Office Park                                                           No      NAP
 103   Heritage Apartments                                                                     No      NAP
 104   West Walnut Street                                                                      No      NAP
 105   Creekstone Duplexes 44                                                                  No      NAP
 106   Buena Park Shopping Center                                                              No      NAP
 107   Sunset Village                                                                          No      NAP
 108   Tanglewood Apartments                                                                   No      NAP
 109   Chaparral Plaza                                                                         No      NAP
 110   Villas at the Woodlands Apartments                                                      No      NAP
 111   Creekstone Duplexes 42                                                                  No      NAP
 112   Eastowne Plaza II                                                                       No      NAP
 113   Handy Storage                                                                           No      NAP
 114   Golden State Business Park                                                              No      NAP
 115   PETsMART, Dallas, TX                                                                    No      NAP
 116   The Michigan Building and The V Building                                                No      NAP
 116a  The Michigan Building
 116b  The V Building
 117   Brentwood House Shopping Center                                                         No      NAP
 118   Fairground Village                                                                      No      NAP
 119   Elsinore/Staples Store                                                                 Yes      Springing, Hard
 120   Puerto Vista Mobile Estates                                                             No      NAP
 121   Hickory Hollow Shopping Center                                                          No      NAP
 122   Commercenter Business Park                                                              No      NAP
 123   San Rafael Business Center                                                              No      NAP
 124   Desert Sage Apartments                                                                  No      NAP
 125   Garfield Avenue                                                                         No      NAP

  52   Celebration VII                                                           No            No            2.82
  53   Montecito Apartments                                                      No            No            1.45
  54   701 Del Norte                                                             No            No            1.34
  55   Port Royal Village                                                        No            No            1.40
  56   Corvallis Apartment Portfolio                                             No            No            1.79
  57   Gettysburg Shopping Center                                                No            No            1.38
  58   Capistrano Surf Center                                                    No            No            1.41
  59   Ardentech Court                                                           No            No            1.48
  60   L&R Auto Park - Broadway                                                  No            No            1.38
  61   Valencia Executive Plaza                                                  No            No            1.33
  62   CVS Portfolio                                                             No            No            1.36
 62a   CVS Portfolio - Bethlehem
 62b   CVS Portfolio - Hellertown
 62c   CVS Portfolio - Lehigh Street
  63   Weber Street Building                                                     No            No            1.33
  64   Williamsburg Village Shopping Center                                      Yes           No            1.65
  65   Main Street Shopping Center                                               No            No            1.50
  66   Audubon Square                                                            No            No            1.52
  67   Target Shopping Center                                                    No            No            2.46
  68   Seville Plaza Shopping Center                                             No            No            1.49
  69   Crystal Springs Shopping Center                                           No            No            2.40
  70   Woods at Southlake                                                        No            No            1.41
  71   Brookhollow Business Park                                                 No            No            1.35
  72   Anna's Vineyard Apartments                                                No            No            1.20
  73   Bullard West Apartments                                                   No            No            1.47
  74   Hastings Drive                                                            No            No            1.31
  75   Abbey House                                                               No            No            1.45
  76   Railroad Industrial                                                       No            No            1.27
  77   West Allen Plaza                                                          No            No            1.37
  78   1 & 3 Marcus Boulevard                                                    No            No            1.47
  79   Stratford Arms Apartments                                                 No            No            1.44
  80   First and Cedar Building                                                  No            No            1.42
  81   Shenandoah Square                                                         No            No            1.33
  82   Southfield Commerce Center                                                No            No            1.40
  83   Eckerd Drug Portfolio                                                     No            No            2.64
 83a   Eckerd Drug - Spartanburg
 83b   Eckerd Drug - Greenville
  84   Heather Glen Apartments                                                   No            No            1.56
  85   Hathaway Building                                                         No            No            1.48
  86   Gelb Plaza-Encino                                                         No            No            1.48
  87   Bryman Office                                                             No            No            1.57
  88   Braeswood Atrium                                                          No            No            1.44
  89   Westcreek and California Garden Apartments                                No            No            1.43
  90   East Grand Business Center                                                No            No            1.50
  91   Cambridge Square Apartments                                               No            No            1.42
  92   Juliet Office Park - Building C & D                                       No            No            1.38
  93   Otis Spunkmeyer Headquarters                                              No            No            1.56
  94   Burgundy House Apartments                                                 No            No            1.63
  95   Golden Estates                                                            No            No            1.53
  96   4350 - 4374 Transport Street                                              No            No            1.58
  97   Bedrosian Industrial Building                                             No            No            1.26
  98   Hazel Crest Shopping Center                                               No            No            1.64
  99   High Voltage Breakers Building                                            No            No            1.66
 100   800 South Industry                                                        No            No            1.28
 101   South Garfield Avenue                                                     No            No            1.32
 102   Belvedere Tiburon Office Park                                             No            No            1.94
 103   Heritage Apartments                                                       No            No            1.85
 104   West Walnut Street                                                        No            No            1.33
 105   Creekstone Duplexes 44                                                    No            No            1.43
 106   Buena Park Shopping Center                                                No            No            1.37
 107   Sunset Village                                                            No            No            1.34
 108   Tanglewood Apartments                                                     No            No            1.43
 109   Chaparral Plaza                                                           No            No            1.39
 110   Villas at the Woodlands Apartments                                        No            No            1.36
 111   Creekstone Duplexes 42                                                    No            No            1.36
 112   Eastowne Plaza II                                                         No            No            1.29
 113   Handy Storage                                                             No            No            2.14
 114   Golden State Business Park                                                No            No            1.58
 115   PETsMART, Dallas, TX                                                      No            No            1.28
 116   The Michigan Building and The V Building                                  No            No            1.57
 116a  The Michigan Building
 116b  The V Building
 117   Brentwood House Shopping Center                                           No            No            1.53
 118   Fairground Village                                                        No            No            1.55
 119   Elsinore/Staples Store                                                    No            No            1.29
 120   Puerto Vista Mobile Estates                                               No            No            1.67
 121   Hickory Hollow Shopping Center                                            No            No            1.65
 122   Commercenter Business Park                                                No            No            1.77
 123   San Rafael Business Center                                                No            No            2.10
 124   Desert Sage Apartments                                                    No            No            1.43
 125   Garfield Avenue                                                           No            No            1.60


  52   Celebration VII                                                            5              1           10,750,000
  53   Montecito Apartments                                                       5              1            9,200,000
  54   701 Del Norte                                                              5              1            7,500,000
  55   Port Royal Village                                                         5              1            7,150,000
  56   Corvallis Apartment Portfolio                                              5              1            9,030,000
  57   Gettysburg Shopping Center                                                 5              1            7,900,000
  58   Capistrano Surf Center                                                     5              1            6,600,000
  59   Ardentech Court                                                            5              1            8,800,000
  60   L&R Auto Park - Broadway                                                   5              1            9,050,000
  61   Valencia Executive Plaza                                                   5              1            7,700,000
  62   CVS Portfolio                                                              5              1            6,250,000
 62a   CVS Portfolio - Bethlehem                                                                              3,000,000
 62b   CVS Portfolio - Hellertown                                                                             1,700,000
 62c   CVS Portfolio - Lehigh Street                                                                          1,550,000
  63   Weber Street Building                                                      5              1            6,500,000
  64   Williamsburg Village Shopping Center                                       5              1            6,600,000
  65   Main Street Shopping Center                                                5              1            6,100,000
  66   Audubon Square                                                             5              1            5,700,000
  67   Target Shopping Center                                                     5              1            8,075,000
  68   Seville Plaza Shopping Center                                              5              1            5,950,000
  69   Crystal Springs Shopping Center                                            5              1            7,410,000
  70   Woods at Southlake                                                         5              1            5,000,000
  71   Brookhollow Business Park                                                  0              1            6,500,000
  72   Anna's Vineyard Apartments                                                 10             1            5,200,000
  73   Bullard West Apartments                                                    5              1            5,350,000
  74   Hastings Drive                                                             5              1            4,800,000
  75   Abbey House                                                                5              1            4,650,000
  76   Railroad Industrial                                                        5              1            4,850,000
  77   West Allen Plaza                                                           5              1            4,900,000
  78   1 & 3 Marcus Boulevard                                                     5              1            5,900,000
  79   Stratford Arms Apartments                                                  5              1            4,400,000
  80   First and Cedar Building                                                   5              1            7,600,000
  81   Shenandoah Square                                                          5              1            4,500,000
  82   Southfield Commerce Center                                                 5              1            4,250,000
  83   Eckerd Drug Portfolio                                                      5              1            6,015,000
 83a   Eckerd Drug - Spartanburg                                                                              3,000,000
 83b   Eckerd Drug - Greenville                                                                               3,015,000
  84   Heather Glen Apartments                                                    5              1            4,000,000
  85   Hathaway Building                                                          5              1            4,175,000
  86   Gelb Plaza-Encino                                                          5              1            5,100,000
  87   Bryman Office                                                              5              1            5,200,000
  88   Braeswood Atrium                                                           5              1            4,000,000
  89   Westcreek and California Garden Apartments                                 5              1            3,900,000
  90   East Grand Business Center                                                 5              1            6,625,000
  91   Cambridge Square Apartments                                                5              1            3,900,000
  92   Juliet Office Park - Building C & D                                        5              1            4,100,000
  93   Otis Spunkmeyer Headquarters                                               5              1            5,340,000
  94   Burgundy House Apartments                                                  5              1            5,750,000
  95   Golden Estates                                                             5              1            5,000,000
  96   4350 - 4374 Transport Street                                               5              1            4,200,000
  97   Bedrosian Industrial Building                                              5              1            3,490,000
  98   Hazel Crest Shopping Center                                                5              1            4,000,000
  99   High Voltage Breakers Building                                             5              1            5,400,000
 100   800 South Industry                                                         5              1            3,400,000
 101   South Garfield Avenue                                                      5              1            3,400,000
 102   Belvedere Tiburon Office Park                                              5              1            5,060,000
 103   Heritage Apartments                                                        5              1            4,350,000
 104   West Walnut Street                                                         5              1            3,230,000
 105   Creekstone Duplexes 44                                                     5              1            2,725,000
 106   Buena Park Shopping Center                                                 5              1            3,000,000
 107   Sunset Village                                                             5              1            3,220,000
 108   Tanglewood Apartments                                                      5              1            3,900,000
 109   Chaparral Plaza                                                            5              1            2,950,000
 110   Villas at the Woodlands Apartments                                         5              1            2,600,000
 111   Creekstone Duplexes 42                                                     5              1            2,600,000
 112   Eastowne Plaza II                                                          5              1            2,700,000
 113   Handy Storage                                                              5              1            3,700,000
 114   Golden State Business Park                                                 5              1            3,180,000
 115   PETsMART, Dallas, TX                                                       5              1            2,760,000
 116   The Michigan Building and The V Building                                   5              1            3,300,000
 116a  The Michigan Building                                                                                  1,750,000
 116b  The V Building                                                                                         1,550,000
 117   Brentwood House Shopping Center                                            5              1            3,400,000
 118   Fairground Village                                                         5              1            2,600,000
 119   Elsinore/Staples Store                                                     5              1            2,200,000
 120   Puerto Vista Mobile Estates                                                5              1            2,400,000
 121   Hickory Hollow Shopping Center                                             5              1            2,200,000
 122   Commercenter Business Park                                                 5              1            3,200,000
 123   San Rafael Business Center                                                 5              1            3,223,000
 124   Desert Sage Apartments                                                     5              1            1,590,000
 125   Garfield Avenue                                                            5              1            1,610,000


  52   Celebration VII                                                             53.02%               53.02%
  53   Montecito Apartments                                                        61.47%               49.92%
  54   701 Del Norte                                                               71.86%               63.19%
  55   Port Royal Village                                                          74.70%               66.14%
  56   Corvallis Apartment Portfolio                                               58.52%               51.08%
  57   Gettysburg Shopping Center                                                  66.36%               46.22%
  58   Capistrano Surf Center                                                      75.60%               66.21%
  59   Ardentech Court                                                             56.64%               45.95%
  60   L&R Auto Park - Broadway                                                    54.96%               50.87%
  61   Valencia Executive Plaza                                                    63.49%               51.21%
  62   CVS Portfolio                                                               78.20%               69.53%
 62a   CVS Portfolio - Bethlehem
 62b   CVS Portfolio - Hellertown
 62c   CVS Portfolio - Lehigh Street
  63   Weber Street Building                                                       74.44%               59.70%
  64   Williamsburg Village Shopping Center                                        70.39%               57.35%
  65   Main Street Shopping Center                                                 70.43%               60.75%
  66   Audubon Square                                                              73.62%               63.85%
  67   Target Shopping Center                                                      51.91%               51.91%
  68   Seville Plaza Shopping Center                                               70.12%               61.96%
  69   Crystal Springs Shopping Center                                             54.93%               54.93%
  70   Woods at Southlake                                                          77.51%               68.10%
  71   Brookhollow Business Park                                                   58.85%               54.44%
  72   Anna's Vineyard Apartments                                                  72.98%               66.29%
  73   Bullard West Apartments                                                     70.87%               61.75%
  74   Hastings Drive                                                              77.98%               69.04%
  75   Abbey House                                                                 79.45%               75.27%
  76   Railroad Industrial                                                         74.13%               65.35%
  77   West Allen Plaza                                                            72.26%               63.97%
  78   1 & 3 Marcus Boulevard                                                      59.06%               47.83%
  79   Stratford Arms Apartments                                                   77.91%               68.46%
  80   First and Cedar Building                                                    43.75%               0.00%
  81   Shenandoah Square                                                           69.50%               61.94%
  82   Southfield Commerce Center                                                  73.08%               62.31%
  83   Eckerd Drug Portfolio                                                       51.24%               51.24%
 83a   Eckerd Drug - Spartanburg
 83b   Eckerd Drug - Greenville
  84   Heather Glen Apartments                                                     74.93%               64.76%
  85   Hathaway Building                                                           71.69%               57.65%
  86   Gelb Plaza-Encino                                                           58.47%               48.21%
  87   Bryman Office                                                               57.27%               39.59%
  88   Braeswood Atrium                                                            73.79%               64.85%
  89   Westcreek and California Garden Apartments                                  74.26%               64.65%
  90   East Grand Business Center                                                  42.73%               30.09%
  91   Cambridge Square Apartments                                                 71.91%               58.39%
  92   Juliet Office Park - Building C & D                                         67.91%               60.46%
  93   Otis Spunkmeyer Headquarters                                                51.38%               41.32%
  94   Burgundy House Apartments                                                   47.60%               38.56%
  95   Golden Estates                                                              54.65%               44.67%
  96   4350 - 4374 Transport Street                                                60.15%               52.38%
  97   Bedrosian Industrial Building                                               70.06%               47.43%
  98   Hazel Crest Shopping Center                                                 58.93%               48.24%
  99   High Voltage Breakers Building                                              43.42%               35.19%
 100   800 South Industry                                                          67.57%               55.67%
 101   South Garfield Avenue                                                       67.40%               64.69%
 102   Belvedere Tiburon Office Park                                               44.34%               39.02%
 103   Heritage Apartments                                                         50.91%               41.24%
 104   West Walnut Street                                                          67.56%               64.84%
 105   Creekstone Duplexes 44                                                      79.70%               69.46%
 106   Buena Park Shopping Center                                                  71.45%               63.76%
 107   Sunset Village                                                              66.46%               55.13%
 108   Tanglewood Apartments                                                       54.50%               44.15%
 109   Chaparral Plaza                                                             71.69%               66.94%
 110   Villas at the Woodlands Apartments                                          79.74%               70.57%
 111   Creekstone Duplexes 42                                                      79.62%               63.53%
 112   Eastowne Plaza II                                                           74.91%               60.86%
 113   Handy Storage                                                               53.56%               43.80%
 114   Golden State Business Park                                                  61.70%               50.29%
 115   PETsMART, Dallas, TX                                                        64.99%               45.04%
 116   The Michigan Building and The V Building                                    52.04%               42.22%
 116a  The Michigan Building
 116b  The V Building
 117   Brentwood House Shopping Center                                             48.45%               43.22%
 118   Fairground Village                                                          63.18%               51.15%
 119   Elsinore/Staples Store                                                      74.56%               61.87%
 120   Puerto Vista Mobile Estates                                                 56.69%               45.93%
 121   Hickory Hollow Shopping Center                                              56.72%               50.61%
 122   Commercenter Business Park                                                  37.31%               26.14%
 123   San Rafael Business Center                                                  34.09%               27.34%
 124   Desert Sage Apartments                                                      69.00%               60.96%
 125   Garfield Avenue                                                             61.79%               50.61%


  52   Celebration VII                                                      210 Celebration Road
  53   Montecito Apartments                                                 835 West Avenue L
  54   701 Del Norte                                                        701 Del Norte Boulevard
  55   Port Royal Village                                                   485 Patterson Lane
  56   Corvallis Apartment Portfolio                                        2310 - 2480 NW Rolling Green Dr.
  57   Gettysburg Shopping Center                                           3102 E. Gettysburg Ave. and 4590 N. First Street
  58   Capistrano Surf Center                                               34700 Coast Highway
  59   Ardentech Court                                                      34790 Ardenwood Court
  60   L&R Auto Park - Broadway                                             914-48 S. Brdwy, 917-951 S. Main St., 114-18 W. 9
  61   Valencia Executive Plaza                                             27201 Tourney Road
  62   CVS Portfolio                                                        Various
 62a   CVS Portfolio - Bethlehem                                            327 Woodlawn Avenue
 62b   CVS Portfolio - Hellertown                                           1330-1334 Main Street
 62c   CVS Portfolio - Lehigh Street                                        1802 Lehigh Street
  63   Weber Street Building                                                24 South Weber Street
  64   Williamsburg Village Shopping Center                                 3010 Williams Drive
  65   Main Street Shopping Center                                          1150-1190 South Main Street
  66   Audubon Square                                                       Corner of Trooper and Egypt Road
  67   Target Shopping Center                                               10204 Two Notch Road
  68   Seville Plaza Shopping Center                                        1701 and 1905 West Thomas Street
  69   Crystal Springs Shopping Center                                      6760 W. Gulf to Lake Highway
  70   Woods at Southlake                                                   850 Mount Zion Road
  71   Brookhollow Business Park                                            23121 Antonio Parkway
  72   Anna's Vineyard Apartments                                           6095 Anna's Lane
  73   Bullard West Apartments                                              6057 North Polk Avenue
  74   Hastings Drive                                                       351 - 355 Hastings Drive
  75   Abbey House                                                          450 Dommino Lane
  76   Railroad Industrial                                                  18451 - 18467 Railroad Street
  77   West Allen Plaza                                                     19555 West Road
  78   1 & 3 Marcus Boulevard                                               1 & 3 Marcus Boulevard
  79   Stratford Arms Apartments                                            417 Valley Hill Road
  80   First and Cedar Building                                             2701 First Avenue
  81   Shenandoah Square                                                    1009-1037 South Main Street
  82   Southfield Commerce Center                                           20978-21084 and 21118-21186 Bridge Street
  83   Eckerd Drug Portfolio                                                Various
 83a   Eckerd Drug - Spartanburg                                            780 North Pine Street
 83b   Eckerd Drug - Greenville                                             6201 Augusta Road
  84   Heather Glen Apartments                                              1650 West Chester Pike
  85   Hathaway Building                                                    7120 Hayvenhurst Ave.
  86   Gelb Plaza-Encino                                                    17547 Ventura Boulevard
  87   Bryman Office                                                        2250 W. Peoria Avenue
  88   Braeswood Atrium                                                     8800 South Braeswood Boulevard
  89   Westcreek and California Garden Apartments                           7960 103rd Street, 5601 California St
  90   East Grand Business Center                                           415 East Grand Avenue
  91   Cambridge Square Apartments                                          3901-3953 Dale Road
  92   Juliet Office Park - Building C & D                                  8275 & 8335 West Flamingo Road
  93   Otis Spunkmeyer Headquarters                                         14420-14490 Catalina Street
  94   Burgundy House Apartments                                            2901 East Stewart Drive
  95   Golden Estates                                                       2390 Fairburn Road
  96   4350 - 4374 Transport Street                                         4350 - 4374 Transport Street
  97   Bedrosian Industrial Building                                        4055 & 4065 Grass Valley Highway
  98   Hazel Crest Shopping Center                                          17500 South Kedzie Avenue
  99   High Voltage Breakers Building                                       7250 McGinnis Ferry Road
 100   800 South Industry                                                   800 South Industry Way
 101   South Garfield Avenue                                                2011 South Garfield Avenue
 102   Belvedere Tiburon Office Park                                        1100, 1110 & 1120 Mar West Street
 103   Heritage Apartments                                                  1169 Beverly Drive
 104   West Walnut Street                                                   1100 West  Walnut Street
 105   Creekstone Duplexes 44                                               Creekstone Drive at Boley Drive
 106   Buena Park Shopping Center                                           8030 & 8060 Dale Street
 107   Sunset Village                                                       3302-3330 E. Thousand Oaks Blvd.
 108   Tanglewood Apartments                                                265 East Hanford Armona Road
 109   Chaparral Plaza                                                      2608 & 2616 Long Prairie Road
 110   Villas at the Woodlands Apartments                                   7225 Crane Avenue
 111   Creekstone Duplexes 42                                               Creekstone Drive at Boley Drive
 112   Eastowne Plaza II                                                    1949 Tiffin Avenue
 113   Handy Storage                                                        420 Stirling Road
 114   Golden State Business Park                                           4169-4239 N. Golden State Boulevard,
                                                                            4186 W. Swift and 4273 W. Richert Avenue
 115   PETsMART, Dallas, TX                                                 2964 Wheatland Road
 116   The Michigan Building and The V Building                             Various
 116a  The Michigan Building                                                515 S. Michigan St.
 116b  The V Building                                                       5501 6th Avenue South
 117   Brentwood House Shopping Center                                      127 Brentwood Road
 118   Fairground Village                                                   5040 Fairground Avenue
 119   Elsinore/Staples Store                                               5835 York Road
 120   Puerto Vista Mobile Estates                                          538 Puerto Vista Drive
 121   Hickory Hollow Shopping Center                                       5251 Hickory Hollow Parkway
 122   Commercenter Business Park                                           1820-1840 Commercenter Circle
 123   San Rafael Business Center                                           3060 Kerner Boulevard
 124   Desert Sage Apartments                                               3950 E. Blacklidge Drive
 125   Garfield Avenue                                                      16312 Garfield Avenue


  52   Celebration VII                                                   Celebration                 FL        34747
  53   Montecito Apartments                                              Lancaster                   CA        93534
  54   701 Del Norte                                                     Oxnard                      CA        93030
  55   Port Royal Village                                                Belle Vernon                PA        15012
  56   Corvallis Apartment Portfolio                                     Corvallis                   OR        97330
  57   Gettysburg Shopping Center                                        Fresno                      CA        93726
  58   Capistrano Surf Center                                            Dana Point                  CA        92624
  59   Ardentech Court                                                   Fremont                     CA        94555
  60   L&R Auto Park - Broadway                                          Los Angeles                 CA        90015
  61   Valencia Executive Plaza                                          Santa Clarita               CA        91355
  62   CVS Portfolio                                                     Various                     PA       Various
 62a   CVS Portfolio - Bethlehem                                         Bethlehem                   PA        18018
 62b   CVS Portfolio - Hellertown                                        Hellertown                  PA        18055
 62c   CVS Portfolio - Lehigh Street                                     Allentown                   PA        18013
  63   Weber Street Building                                             Colorado Springs            CO        80903
  64   Williamsburg Village Shopping Center                              Georgetown                  TX        78628
  65   Main Street Shopping Center                                       Salinas                     CA        93901
  66   Audubon Square                                                    Providence                  PA        17560
  67   Target Shopping Center                                            Columbia                    SC        28546
  68   Seville Plaza Shopping Center                                     Hammond                     LA        70401
  69   Crystal Springs Shopping Center                                   Crystal River               FL        34429
  70   Woods at Southlake                                                Jonesboro                   GA        30236
  71   Brookhollow Business Park                                         Rancho Santa Margarita      CA        92688
  72   Anna's Vineyard Apartments                                        Portage                     MI        49002
  73   Bullard West Apartments                                           Fresno                      CA        93722
  74   Hastings Drive                                                    Buffalo Grove               IL        60089
  75   Abbey House                                                       Philadelphia                PA        19128
  76   Railroad Industrial                                               City of Industry            CA        91748
  77   West Allen Plaza                                                  Woodhaven                   MI        48183
  78   1 & 3 Marcus Boulevard                                            Colonie                     NY        12205
  79   Stratford Arms Apartments                                         Riverdale                   GA        30274
  80   First and Cedar Building                                          Seattle                     WA        98121
  81   Shenandoah Square                                                 Woodstock                   VA        22664
  82   Southfield Commerce Center                                        Southfield                  MI        48037
  83   Eckerd Drug Portfolio                                             Various                     SC       Various
 83a   Eckerd Drug - Spartanburg                                         Spartanburg                 SC        29303
 83b   Eckerd Drug - Greenville                                          Greensville                 SC        29605
  84   Heather Glen Apartments                                           Westtown                    PA        19380
  85   Hathaway Building                                                 Van Nuys                    CA        91406
  86   Gelb Plaza-Encino                                                 Encino                      CA        91316
  87   Bryman Office                                                     Phoenix                     AZ        85029
  88   Braeswood Atrium                                                  Houston                     TX        77031
  89   Westcreek and California Garden Apartments                        Jacksonville                FL        32210
  90   East Grand Business Center                                        San Francisco               CA        94080
  91   Cambridge Square Apartments                                       Modesto                     CA        95356
  92   Juliet Office Park - Building C & D                               Las Vegas                   NV        89147
  93   Otis Spunkmeyer Headquarters                                      San Leandro                 CA        94577
  94   Burgundy House Apartments                                         Visalia                     CA        93292
  95   Golden Estates                                                    Douglasville                GA        30135
  96   4350 - 4374 Transport Street                                      Ventura                     CA        93003
  97   Bedrosian Industrial Building                                     Auburn                      CA        95602
  98   Hazel Crest Shopping Center                                       Hazel Crest                 IL        60429
  99   High Voltage Breakers Building                                    Suwanee                     GA        30024
 100   800 South Industry                                                Meridian                    ID        83642
 101   South Garfield Avenue                                             Commerce                    CA        90040
 102   Belvedere Tiburon Office Park                                     Tiburon                     CA        94920
 103   Heritage Apartments                                               Lemoore                     CA        93245
 104   West Walnut Street                                                Compton                     CA        90220
 105   Creekstone Duplexes 44                                            Athens                      GA        30601
 106   Buena Park Shopping Center                                        Buena Park                  CA        90620
 107   Sunset Village                                                    Thousand Oaks               CA        91362
 108   Tanglewood Apartments                                             Lemoore                     CA        93245
 109   Chaparral Plaza                                                   Flower Mound                TX        75028
 110   Villas at the Woodlands Apartments                                Jacksonville                FL        32216
 111   Creekstone Duplexes 42                                            Athens                      GA        30601
 112   Eastowne Plaza II                                                 Findlay                     OH        45840
 113   Handy Storage                                                     Dania Beach                 FL        33004
 114   Golden State Business Park                                        Fresno                      CA        93722
 115   PETsMART, Dallas, TX                                              Dallas                      TX        75237
 116   The Michigan Building and The V Building                          Various                   Various    Various
 116a  The Michigan Building                                             Seattle                     WA        98108
 116b  The V Building                                                    Seattle                     WA        98108
 117   Brentwood House Shopping Center                                   Brentwood                   TN        37027
 118   Fairground Village                                                Milton                      NY        12547
 119   Elsinore/Staples Store                                            Baltimore                   MD        21212
 120   Puerto Vista Mobile Estates                                       Coos  Bay                   OR        97420
 121   Hickory Hollow Shopping Center                                    Nashville                   TN        37013
 122   Commercenter Business Park                                        San Bernardino              CA        92408
 123   San Rafael Business Center                                        San Rafael                  CA        94901
 124   Desert Sage Apartments                                            Tucson                      AZ        85712
 125   Garfield Avenue                                                   Paramount                   CA        90723


  52   Celebration VII                                                          1995                             68,566
  53   Montecito Apartments                                                     1986              2001              192
  54   701 Del Norte                                                            2000                            125,433
  55   Port Royal Village                                                       1972              1999              388
  56   Corvallis Apartment Portfolio                                          1976-1978                             212
  57   Gettysburg Shopping Center                                               1991                             93,840
  58   Capistrano Surf Center                                                   1984                             34,681
  59   Ardentech Court                                                          1998                             55,588
  60   L&R Auto Park - Broadway                                                 1960                            106,529
  61   Valencia Executive Plaza                                                 1986                             46,625
  62   CVS Portfolio                                                            1996                             36,300
 62a   CVS Portfolio - Bethlehem                                                1996                             16,300
 62b   CVS Portfolio - Hellertown                                               1996                             10,000
 62c   CVS Portfolio - Lehigh Street                                            1996                             10,000
  63   Weber Street Building                                                    2000                             46,600
  64   Williamsburg Village Shopping Center                                     1986              1998          106,403
  65   Main Street Shopping Center                                              1977                             51,055
  66   Audubon Square                                                           2001                             20,441
  67   Target Shopping Center                                                   2001                             79,253
  68   Seville Plaza Shopping Center                                            1984              2000          130,771
  69   Crystal Springs Shopping Center                                          2001                             67,001
  70   Woods at Southlake                                                       1968              2000              120
  71   Brookhollow Business Park                                                1998                             46,284
  72   Anna's Vineyard Apartments                                               1996                                144
  73   Bullard West Apartments                                                  2001                                 64
  74   Hastings Drive                                                           1998                             68,735
  75   Abbey House                                                              1963                                 96
  76   Railroad Industrial                                                      1978                             76,180
  77   West Allen Plaza                                                         2001                             25,842
  78   1 & 3 Marcus Boulevard                                                   1990                             62,614
  79   Stratford Arms Apartments                                                1969              1995              100
  80   First and Cedar Building                                                 1974              2000           45,408
  81   Shenandoah Square                                                        1986              1998           83,845
  82   Southfield Commerce Center                                               1973                             97,030
  83   Eckerd Drug Portfolio                                                    2000                             21,816
 83a   Eckerd Drug - Spartanburg                                                2000                             10,908
 83b   Eckerd Drug - Greenville                                                 2000                             10,908
  84   Heather Glen Apartments                                                  1962              2002               81
  85   Hathaway Building                                                        1968              1987           48,245
  86   Gelb Plaza-Encino                                                        1987                             33,433
  87   Bryman Office                                                            1955           2000-2001         72,072
  88   Braeswood Atrium                                                         1983              1990              122
  89   Westcreek and California Garden Apartments                               1985              1987              157
  90   East Grand Business Center                                               1980              2001           51,900
  91   Cambridge Square Apartments                                              1987                                 77
  92   Juliet Office Park - Building C & D                                      2001                             23,944
  93   Otis Spunkmeyer Headquarters                                             1980              1999           90,725
  94   Burgundy House Apartments                                                1986                                133
  95   Golden Estates                                                           1978              1995              235
  96   4350 - 4374 Transport Street                                             1979                             64,650
  97   Bedrosian Industrial Building                                            1991                             45,778
  98   Hazel Crest Shopping Center                                              1974                             83,800
  99   High Voltage Breakers Building                                           1996                             70,600
 100   800 South Industry                                                       2000                             39,450
 101   South Garfield Avenue                                                    1955                             65,531
 102   Belvedere Tiburon Office Park                                            1983                             17,730
 103   Heritage Apartments                                                      1983                                144
 104   West Walnut Street                                                       1969              1999           60,200
 105   Creekstone Duplexes 44                                                   2001                                 44
 106   Buena Park Shopping Center                                               1961              1994           44,110
 107   Sunset Village                                                          1960's             2001           13,178
 108   Tanglewood Apartments                                                    1981                                132
 109   Chaparral Plaza                                                          2000                             19,720
 110   Villas at the Woodlands Apartments                                       1984              2001               64
 111   Creekstone Duplexes 42                                                   2001                                 42
 112   Eastowne Plaza II                                                        2001                             23,251
 113   Handy Storage                                                            1997                                601
 114   Golden State Business Park                                               1991                             55,321
 115   PETsMART, Dallas, TX                                                     1999                             26,040
 116   The Michigan Building and The V Building                                Various                           31,356
 116a  The Michigan Building                                                    1967                             18,480
 116b  The V Building                                                           1976                             12,876
 117   Brentwood House Shopping Center                                          1971                             23,590
 118   Fairground Village                                                     1999-2002                              60
 119   Elsinore/Staples Store                                                   1991                             17,176
 120   Puerto Vista Mobile Estates                                              1971                                135
 121   Hickory Hollow Shopping Center                                           1986                             16,360
 122   Commercenter Business Park                                               1986                             50,517
 123   San Rafael Business Center                                               1977              2001           25,746
 124   Desert Sage Apartments                                                   1982                                 64
 125   Garfield Avenue                                                          1966              2000           25,048


  52   Celebration VII                                            Sq.Ft.                 83.13       LO(35)/Yield Maintenance(23)/
                                                                                                     Open(2)
  53   Montecito Apartments                                       Units              29,455.14       LO(32)/Defeasance(84)/Open(4)
  54   701 Del Norte                                              Sq.Ft.                 42.96       LO(28)/Defeasance(88)/Open(4)
  55   Port Royal Village                                          Pads              13,765.19       LO(31)/Defeasance(85)/Open(4)
  56   Corvallis Apartment Portfolio                              Units              24,924.43       LO(35)/Defeasance(81)/Open(4)
  57   Gettysburg Shopping Center                                 Sq Ft                  55.87       LO(35)/Defeasance(78)/Open(7)
  58   Capistrano Surf Center                                     Sq.Ft.                143.87       LO(47)/Defeasance(72)/Open(1)
  59   Ardentech Court                                            Sq Ft                  89.66       LO(36)/Flex(77)/Open(7)
  60   L&R Auto Park - Broadway                                   Sq.Ft.                 46.69       LO(47)/Defeasance(12)/Open(1)
  61   Valencia Executive Plaza                                   Sq.Ft.                104.86       LO(27)/Defeasance(89)/Open(4)
  62   CVS Portfolio                                              Sq.Ft.                134.65       LO(47)/Defeasance(72)/Open(1)
 62a   CVS Portfolio - Bethlehem                                  Sq.Ft.                152.99
 62b   CVS Portfolio - Hellertown                                 Sq.Ft.                124.69
 62c   CVS Portfolio - Lehigh Street                              Sq.Ft.                114.71
  63   Weber Street Building                                      Sq.Ft.                103.84       LO(49)/Grtr1% Or YM(64)/Open(7)
  64   Williamsburg Village Shopping Center                       Sq.Ft.                 43.66       LO(35)/Defeasance(80)/Open(5)
  65   Main Street Shopping Center                                Sq Ft                  84.15       LO(35)/Defeasance(81)/Open(4)
  66   Audubon Square                                             Sq.Ft.                205.29       LO(47)/Defeasance(72)/Open(1)
  67   Target Shopping Center                                     Sq.Ft.                 52.89       LO(35)/Yield Maintenance(47)/
                                                                                                     Open(2)
  68   Seville Plaza Shopping Center                              Sq.Ft.                 31.90       LO(34)/Defeasance(81)/Open(5)
  69   Crystal Springs Shopping Center                            Sq.Ft.                 60.75       LO(35)/Yield Maintenance(47)/
                                                                                                     Open(2)
  70   Woods at Southlake                                         Units              32,294.99       LO(49)/Defeasance(67)/Open(4)
  71   Brookhollow Business Park                                  Sq.Ft.                 82.65       LO(25)/Grtr1% Or YM(55)/Open(4)
  72   Anna's Vineyard Apartments                                 Units              26,352.48       LO(26)/Defeasance(78)/Open(4)
  73   Bullard West Apartments                                    Units              59,244.89       LO(35)/Defeasance(81)/Open(4)
  74   Hastings Drive                                             Sq.Ft.                 54.46       LO(28)/Defeasance(88)/Open(4)
  75   Abbey House                                                Units              38,483.08       LO(26)/Defeasance(33)/Open(1)
  76   Railroad Industrial                                        Sq.Ft.                 47.19       LO(27)/Defeasance(89)/Open(4)
  77   West Allen Plaza                                           Sq.Ft.                137.01       LO(29)/Defeasance(87)/Open(4)
  78   1 & 3 Marcus Boulevard                                     Sq.Ft.                 55.65       LO(29)/Defeasance(87)/Open(4)
  79   Stratford Arms Apartments                                  Units              34,282.38       LO(49)/Defeasance(67)/Open(4)
  80   First and Cedar Building                                   Sq.Ft.                 73.22       LO(49)/Grtr1% Or YM(124)/
                                                                                                     Open(7)
  81   Shenandoah Square                                          Sq.Ft.                 37.30       LO(29)/Defeasance(87)/Open(4)
  82   Southfield Commerce Center                                 Sq.Ft.                 32.01       LO(32)/Defeasance(84)/Open(4)
  83   Eckerd Drug Portfolio                                      Sq.Ft.                141.27       LO(35)/Yield Maintenance(47)/
                                                                                                     Open(2)
 83a   Eckerd Drug - Spartanburg                                  Sq.Ft.                141.33
 83b   Eckerd Drug - Greenville                                   Sq.Ft.                141.22
  84   Heather Glen Apartments                                    Units              37,004.01       LO(26)/Defeasance(89)/Open(5)
  85   Hathaway Building                                          Sq Ft                  62.04       LO(35)/Defeasance(81)/Open(4)
  86   Gelb Plaza-Encino                                          Sq Ft                  89.19       LO(36)/Defeasance(80)/Open(4)
  87   Bryman Office                                              Sq Ft                  41.32       LO(35)/Defeasance(81)/Open(4)
  88   Braeswood Atrium                                           Units              24,193.59       LO(29)/Defeasance(87)/Open(4)
  89   Westcreek and California Garden Apartments                 Units              18,445.91       LO(29)/Defeasance(87)/Open(4)
  90   East Grand Business Center                                 Sq.Ft.                 54.54       LO(29)/Defeasance(87)/Open(4)
  91   Cambridge Square Apartments                                Units              36,423.99       LO(35)/Defeasance(81)/Open(4)
  92   Juliet Office Park - Building C & D                        Sq.Ft.                116.29       LO(33)/Defeasance(83)/Open(4)
  93   Otis Spunkmeyer Headquarters                               Sq Ft                  30.24       LO(35)/Defeasance(81)/Open(4)
  94   Burgundy House Apartments                                  Units              20,580.57       LO(35)/Defeasance(78)/Open(7)
  95   Golden Estates                                             Units              11,626.83       LO(36)/Defeasance(80)/Open(4)
  96   4350 - 4374 Transport Street                               Sq.Ft.                 39.07       LO(49)/Grtr1% Or YM(67)/Open(4)
  97   Bedrosian Industrial Building                              Sq.Ft.                 53.41       LO(26)/Defeasance(87)/Open(7)
  98   Hazel Crest Shopping Center                                Sq.Ft.                 28.13       LO(32)/Defeasance(84)/Open(4)
  99   High Voltage Breakers Building                             Sq Ft                  33.21       LO(35)/Defeasance(81)/Open(4)
 100   800 South Industry                                         Sq.Ft.                 58.24       LO(53)/Grtr1% Or YM(65)/Open(4)
 101   South Garfield Avenue                                      Sq Ft                  34.97       LO(35)/Defeasance(21)/Open(4)
 102   Belvedere Tiburon Office Park                              Sq.Ft.                126.55       LO(29)/Defeasance(87)/Open(4)
 103   Heritage Apartments                                        Units              15,380.56       LO(35)/Defeasance(78)/Open(7)
 104   West Walnut Street                                         Sq Ft                  36.25       LO(35)/Defeasance(21)/Open(4)
 105   Creekstone Duplexes 44                                     Units              49,357.57       LO(47)/Defeasance(72)/Open(1)
 106   Buena Park Shopping Center                                 Sq.Ft.                 48.60       LO(47)/Defeasance(72)/Open(1)
 107   Sunset Village                                             Sq Ft                 162.38       LO(35)/Flex(81)/Open(4)
 108   Tanglewood Apartments                                      Units              16,101.62       LO(35)/Defeasance(78)/Open(7)
 109   Chaparral Plaza                                            Sq Ft                 107.24       LO(35)/Defeasance(21)/Open(4)
 110   Villas at the Woodlands Apartments                         Units              32,394.65       LO(30)/Defeasance(86)/Open(4)
 111   Creekstone Duplexes 42                                     Units              49,286.84       LO(47)/Defeasance(72)/Open(1)
 112   Eastowne Plaza II                                          Sq.Ft.                 86.99       LO(26)/Defeasance(90)/Open(4)
 113   Handy Storage                                              Units               3,297.37       LO(33)/Defeasance(83)/Open(4)
 114   Golden State Business Park                                 Sq Ft                  35.47       LO(35)/Defeasance(81)/Open(4)
 115   PETsMART, Dallas, TX                                       Sq Ft                  68.88       LO(35)/Defeasance(81)/Open(4)
 116   The Michigan Building and The V Building                   Sq.Ft.                 54.77       LO(61)/Grtr1% Or YM(55)/Open(4)
 116a  The Michigan Building                                      Sq.Ft.
 116b  The V Building                                             Sq.Ft.
 117   Brentwood House Shopping Center                            Sq Ft                  69.83       LO(35)/Defeasance(81)/Open(4)
 118   Fairground Village                                         Units              27,377.21       LO(35)/Defeasance(81)/Open(4)
 119   Elsinore/Staples Store                                     Sq Ft                  95.51       LO(35)/Defeasance(81)/Open(4)
 120   Puerto Vista Mobile Estates                                Units              10,078.70       LO(35)/Defeasance(81)/Open(4)
 121   Hickory Hollow Shopping Center                             Sq Ft                  76.28       LO(35)/Defeasance(81)/Open(4)
 122   Commercenter Business Park                                 Sq Ft                  23.63       LO(36)/Defeasance(80)/Open(4)
 123   San Rafael Business Center                                 Sq Ft                  42.67       LO(35)/Flex(81)/Open(4)
 124   Desert Sage Apartments                                     Units              17,141.29       LO(35)/Defeasance(81)/Open(4)
 125   Garfield Avenue                                            Sq Ft                  39.72       LO(35)/Defeasance(81)/Open(4)


  52   Celebration VII
  53   Montecito Apartments                                                       726,656       12/31/2000             858,983
  54   701 Del Norte                                                                                                   520,606
  55   Port Royal Village                                                         656,456       12/31/2000             608,410
  56   Corvallis Apartment Portfolio                                              730,254       12/31/1999             770,085
  57   Gettysburg Shopping Center                                                 909,162       12/31/1999             813,557
  58   Capistrano Surf Center                                                     533,079       12/31/1999             572,664
  59   Ardentech Court                                                            764,314       12/31/1999             826,499
  60   L&R Auto Park - Broadway                                                                                        608,399
  61   Valencia Executive Plaza                                                   571,537       12/31/2000             758,963
  62   CVS Portfolio                                                              266,692       12/31/1999             266,692
 62a   CVS Portfolio - Bethlehem                                                  266,692       12/31/1999             266,692
 62b   CVS Portfolio - Hellertown
 62c   CVS Portfolio - Lehigh Street
  63   Weber Street Building                                                                                           162,207
  64   Williamsburg Village Shopping Center                                                                            743,062
  65   Main Street Shopping Center                                                517,920       12/31/1999             500,191
  66   Audubon Square
  67   Target Shopping Center
  68   Seville Plaza Shopping Center                                              443,502       12/31/2000             671,802
  69   Crystal Springs Shopping Center
  70   Woods at Southlake                                                         475,691       12/31/2000             495,063
  71   Brookhollow Business Park
  72   Anna's Vineyard Apartments                                                 385,986       12/31/2000             315,090
  73   Bullard West Apartments
  74   Hastings Drive                                                                                                  255,170
  75   Abbey House                                                                                                     383,272
  76   Railroad Industrial                                                        418,258       12/31/2000             410,306
  77   West Allen Plaza
  78   1 & 3 Marcus Boulevard                                                     511,109       12/31/2000             530,066
  79   Stratford Arms Apartments                                                  439,768       12/31/2000             470,500
  80   First and Cedar Building                                                   756,170       12/31/2000             816,780
  81   Shenandoah Square                                                          462,584       12/31/2000             469,965
  82   Southfield Commerce Center                                                 408,860       12/31/2000             446,828
  83   Eckerd Drug Portfolio                                                                                           263,614
 83a   Eckerd Drug - Spartanburg                                                                                       263,614
 83b   Eckerd Drug - Greenville                                                                                        263,614
  84   Heather Glen Apartments                                                    355,482       12/31/2000             392,221
  85   Hathaway Building                                                                                               459,744
  86   Gelb Plaza-Encino                                                          468,833       12/31/1999             436,031
  87   Bryman Office
  88   Braeswood Atrium                                                                                                172,364
  89   Westcreek and California Garden Apartments                                 375,271       12/31/1999             386,816
  90   East Grand Business Center                                                 531,274       12/31/2000             775,198
  91   Cambridge Square Apartments                                                374,102       12/31/1999             365,391
  92   Juliet Office Park - Building C & D
  93   Otis Spunkmeyer Headquarters                                                                                    454,609
  94   Burgundy House Apartments                                                  352,483       12/31/1999             419,754
  95   Golden Estates                                                             320,768        4/30/2000             311,905
  96   4350 - 4374 Transport Street                                               399,895       12/31/1999             374,477
  97   Bedrosian Industrial Building                                              291,006       12/31/2000             304,119
  98   Hazel Crest Shopping Center                                                330,264       12/31/2000             334,775
  99   High Voltage Breakers Building                                             487,920       12/31/1999             508,420
 100   800 South Industry                                                          61,718       12/31/2000             187,573
 101   South Garfield Avenue                                                      279,915       12/31/1999             229,427
 102   Belvedere Tiburon Office Park                                              445,084       12/31/2000             444,500
 103   Heritage Apartments                                                        365,858       12/31/1999             471,262
 104   West Walnut Street                                                         209,995       12/31/1999             215,923
 105   Creekstone Duplexes 44
 106   Buena Park Shopping Center                                                 259,631       12/31/1999             257,331
 107   Sunset Village
 108   Tanglewood Apartments                                                      217,622       12/31/1999             296,992
 109   Chaparral Plaza                                                                                                 239,308
 110   Villas at the Woodlands Apartments                                         223,661       12/31/2000             236,501
 111   Creekstone Duplexes 42
 112   Eastowne Plaza II
 113   Handy Storage                                                              364,773       12/31/2000             456,970
 114   Golden State Business Park                                                  65,583       12/31/1999             263,811
 115   PETsMART, Dallas, TX
 116   The Michigan Building and The V Building                                   270,606       12/31/2000             277,393
 116a  The Michigan Building                                                      150,220       12/31/2000             157,249
 116b  The V Building                                                             120,386       12/31/2000             120,144
 117   Brentwood House Shopping Center                                            276,540       12/31/2000             285,754
 118   Fairground Village
 119   Elsinore/Staples Store                                                     311,237       12/31/1999             311,206
 120   Puerto Vista Mobile Estates                                                216,967       12/31/2000             217,666
 121   Hickory Hollow Shopping Center                                             202,130       12/31/2000             228,636
 122   Commercenter Business Park                                                 258,622       12/31/2000             271,942
 123   San Rafael Business Center                                                 201,228       12/31/1999             212,791
 124   Desert Sage Apartments                                                     124,034        3/31/2000             113,583
 125   Garfield Avenue


  52   Celebration VII
  53   Montecito Apartments                                                  12/31/2001           893,895         5/31/2002
  54   701 Del Norte                                                         12/31/2001           559,642         4/30/2002
  55   Port Royal Village                                                    12/31/2001           700,477         5/31/2002
  56   Corvallis Apartment Portfolio                                         12/31/2000           791,770         12/31/2001
  57   Gettysburg Shopping Center                                            12/31/2000           788,016         12/31/2001
  58   Capistrano Surf Center                                                12/31/2000           597,349         12/31/2001
  59   Ardentech Court                                                       12/31/2000           857,485         12/31/2001
  60   L&R Auto Park - Broadway                                           Annualized 12/01        660,000       Trailing 9 03/02
  61   Valencia Executive Plaza                                              12/31/2001           823,332         4/30/2002
  62   CVS Portfolio                                                         12/31/2000           266,692         12/31/2001
 62a   CVS Portfolio - Bethlehem                                             12/31/2000           266,692         12/31/2001
 62b   CVS Portfolio - Hellertown
 62c   CVS Portfolio - Lehigh Street
  63   Weber Street Building                                                 12/31/2000           530,966         12/31/2001
  64   Williamsburg Village Shopping Center                                  12/31/2001           867,552         6/30/2002
  65   Main Street Shopping Center                                           12/31/2000           496,339         12/31/2001
  66   Audubon Square
  67   Target Shopping Center
  68   Seville Plaza Shopping Center                                         12/31/2001           706,678         5/31/2002
  69   Crystal Springs Shopping Center
  70   Woods at Southlake                                                    12/31/2001           460,390         5/31/2002
  71   Brookhollow Business Park                                                                  565,401         12/31/2001
  72   Anna's Vineyard Apartments                                            12/31/2001           383,374         6/30/2002
  73   Bullard West Apartments
  74   Hastings Drive                                                        12/31/2001           284,726         5/31/2002
  75   Abbey House                                                           12/31/2000           393,276         12/31/2001
  76   Railroad Industrial                                                   12/31/2001           394,168         4/30/2002
  77   West Allen Plaza                                                                           483,839         5/31/2002
  78   1 & 3 Marcus Boulevard                                                 9/30/2001           685,027         4/30/2002
  79   Stratford Arms Apartments                                             12/31/2001           485,940         5/31/2002
  80   First and Cedar Building                                              12/31/2001           835,923         5/31/2002
  81   Shenandoah Square                                                     12/31/2001           450,774         2/28/2002
  82   Southfield Commerce Center                                            12/31/2001           487,693         5/31/2002
  83   Eckerd Drug Portfolio                                                 12/31/2000           283,423         9/10/2001
 83a   Eckerd Drug - Spartanburg                                             12/31/2000           283,423         9/10/2001
 83b   Eckerd Drug - Greenville                                              12/31/2000           283,423         9/10/2001
  84   Heather Glen Apartments                                               12/31/2001           382,506         4/30/2002
  85   Hathaway Building                                                     12/31/2000           471,570         12/31/2001
  86   Gelb Plaza-Encino                                                     12/31/2000           488,075         12/31/2001
  87   Bryman Office
  88   Braeswood Atrium                                                      12/20/2001           217,259         2/20/2002
  89   Westcreek and California Garden Apartments                            12/31/2000           394,342         12/31/2001
  90   East Grand Business Center                                            12/31/2001           772,950         3/31/2002
  91   Cambridge Square Apartments                                           12/31/2000           393,127         12/31/2001
  92   Juliet Office Park - Building C & D                                                        425,013         4/30/2002
  93   Otis Spunkmeyer Headquarters                                          12/31/2000           468,978         12/31/2001
  94   Burgundy House Apartments                                             12/31/2000           414,224         12/31/2001
  95   Golden Estates                                                         4/30/2001           374,123         12/31/2001
  96   4350 - 4374 Transport Street                                          12/31/2000           373,999         12/31/2001
  97   Bedrosian Industrial Building                                         12/31/2001           300,663         7/31/2002
  98   Hazel Crest Shopping Center                                           12/31/2001           515,000          6/1/2002
  99   High Voltage Breakers Building                                        12/31/2000           526,150         12/31/2001
 100   800 South Industry                                                    12/31/2001           241,755         6/30/2002
 101   South Garfield Avenue                                                 12/31/2000           301,132         12/31/2001
 102   Belvedere Tiburon Office Park                                         12/31/2001           505,489         6/30/2002
 103   Heritage Apartments                                                   12/31/2000           436,521         12/31/2001
 104   West Walnut Street                                                    12/31/2000           215,259         12/31/2001
 105   Creekstone Duplexes 44
 106   Buena Park Shopping Center                                            12/31/2000           258,174         12/31/2001
 107   Sunset Village
 108   Tanglewood Apartments                                                 12/31/2000           300,865         12/31/2001
 109   Chaparral Plaza                                                       12/31/2001           310,654         3/31/2002
 110   Villas at the Woodlands Apartments                                    12/31/2001           251,709         5/31/2002
 111   Creekstone Duplexes 42
 112   Eastowne Plaza II                                                                          191,494         4/30/2002
 113   Handy Storage                                                         12/31/2001           448,630          5/1/2002
 114   Golden State Business Park                                            12/31/2000           371,024         12/31/2001
 115   PETsMART, Dallas, TX                                                                       270,574         12/31/2001
 116   The Michigan Building and The V Building                              12/31/2001           260,590         6/30/2002
 116a  The Michigan Building                                                 12/31/2001           133,733         6/30/2002
 116b  The V Building                                                        12/31/2001           126,857         6/30/2002
 117   Brentwood House Shopping Center                                       12/31/2001           306,362          4/1/2002
 118   Fairground Village
 119   Elsinore/Staples Store                                                12/31/2000           311,337         12/31/2001
 120   Puerto Vista Mobile Estates                                           12/31/2001           208,796         3/31/2002
 121   Hickory Hollow Shopping Center                                        12/31/2001           224,572          4/1/2002
 122   Commercenter Business Park                                            12/31/2001           264,607         6/30/2002
 123   San Rafael Business Center                                            12/31/2000           248,620         12/31/2001
 124   Desert Sage Apartments                                                 3/31/2001           127,511          3/31/2002
 125   Garfield Avenue                                                                            154,630   Annualized 11/01 - 03/02


  52   Celebration VII                                                            986,641        996,607       9,966
  53   Montecito Apartments                                                       758,028      1,469,386     711,358
  54   701 Del Norte                                                              669,121        883,139     214,018
  55   Port Royal Village                                                         641,572      1,093,463     451,891
  56   Corvallis Apartment Portfolio                                              808,037      1,336,181     528,144
  57   Gettysburg Shopping Center                                                 759,062      1,030,714     271,652
  58   Capistrano Surf Center                                                     612,744        799,116     186,372
  59   Ardentech Court                                                            754,640        984,194     229,554
  60   L&R Auto Park - Broadway                                                   608,190        627,000      18,810
  61   Valencia Executive Plaza                                                   620,295        924,292     303,997
  62   CVS Portfolio                                                              581,289        635,895      54,606
 62a   CVS Portfolio - Bethlehem                                                  290,095        335,695      45,600
 62b   CVS Portfolio - Hellertown                                                 152,048        156,750       4,703
 62c   CVS Portfolio - Lehigh Street                                              139,147        143,450       4,304
  63   Weber Street Building                                                      580,958        904,426     323,468
  64   Williamsburg Village Shopping Center                                       756,729      1,039,085     282,356
  65   Main Street Shopping Center                                                520,486        672,891     152,405
  66   Audubon Square                                                             513,407        666,552     153,145
  67   Target Shopping Center                                                     661,689        889,176     227,487
  68   Seville Plaza Shopping Center                                              598,014        807,908     209,894
  69   Crystal Springs Shopping Center                                            624,940        789,610     164,669
  70   Woods at Southlake                                                         479,613        871,678     392,065
  71   Brookhollow Business Park                                                  547,507        721,200     173,693
  72   Anna's Vineyard Apartments                                                 432,895        910,818     477,923
  73   Bullard West Apartments                                                    452,842        640,395     187,553
  74   Hastings Drive                                                             440,456        614,814     174,358
  75   Abbey House                                                                420,280        776,454     356,174
  76   Railroad Industrial                                                        429,996        557,686     127,690
  77   West Allen Plaza                                                           429,259        623,915     194,656
  78   1 & 3 Marcus Boulevard                                                     549,382        951,116     401,734
  79   Stratford Arms Apartments                                                  432,949        729,873     296,924
  80   First and Cedar Building                                                   630,854      1,039,328     408,474
  81   Shenandoah Square                                                          413,849        537,788     123,939
  82   Southfield Commerce Center                                                 419,049        692,540     273,491
  83   Eckerd Drug Portfolio                                                      515,398        625,466     110,068
 83a   Eckerd Drug - Spartanburg                                                  257,807        312,845      55,037
 83b   Eckerd Drug - Greenville                                                   257,591        312,621      55,031
  84   Heather Glen Apartments                                                    381,192        733,256     352,064
  85   Hathaway Building                                                          433,090        747,446     314,356
  86   Gelb Plaza-Encino                                                          446,317        657,819     211,502
  87   Bryman Office                                                              534,878        708,797     173,919
  88   Braeswood Atrium                                                           388,293        908,543     520,250
  89   Westcreek and California Garden Apartments                                 370,017        808,124     438,107
  90   East Grand Business Center                                                 469,128        542,273      73,145
  91   Cambridge Square Apartments                                                367,866        601,453     233,586
  92   Juliet Office Park - Building C & D                                        353,847        441,988      88,141
  93   Otis Spunkmeyer Headquarters                                               433,633        453,230      19,597
  94   Burgundy House Apartments                                                  424,166        912,455     488,289
  95   Golden Estates                                                             382,063        840,299     458,236
  96   4350 - 4374 Transport Street                                               362,237        493,033     130,796
  97   Bedrosian Industrial Building                                              321,296        415,444      94,148
  98   Hazel Crest Shopping Center                                                403,095        864,644     461,549
  99   High Voltage Breakers Building                                             376,583        449,161      72,578
 100   800 South Industry                                                         302,866        402,203      99,337
 101   South Garfield Avenue                                                      291,260        378,502      87,242
 102   Belvedere Tiburon Office Park                                              404,234        565,850     161,616
 103   Heritage Apartments                                                        388,038        772,499     384,461
 104   West Walnut Street                                                         276,287        361,640      85,354
 105   Creekstone Duplexes 44                                                     256,129        331,320      86,191
 106   Buena Park Shopping Center                                                 267,796        347,351      79,556
 107   Sunset Village                                                             279,547        352,787      73,239
 108   Tanglewood Apartments                                                      301,458        737,958     436,500
 109   Chaparral Plaza                                                            284,610        388,027     103,417
 110   Villas at the Woodlands Apartments                                         250,695        395,505     144,810
 111   Creekstone Duplexes 42                                                     244,361        316,260      82,399
 112   Eastowne Plaza II                                                          241,881        294,072      52,191
 113   Handy Storage                                                              383,239        605,220     221,981
 114   Golden State Business Park                                                 324,806        417,968      93,162
 115   PETsMART, Dallas, TX                                                       237,042        326,797      89,755
 116   The Michigan Building and The V Building                                   263,659        329,181      65,522
 116a  The Michigan Building                                                      146,263        178,306      32,043
 116b  The V Building                                                             117,396        150,875      33,479
 117   Brentwood House Shopping Center                                            248,565        365,772     117,207
 118   Fairground Village                                                         232,394        389,025     156,631
 119   Elsinore/Staples Store                                                     212,547        260,736      48,189
 120   Puerto Vista Mobile Estates                                                203,933        336,992     133,059
 121   Hickory Hollow Shopping Center                                             196,111        263,194      67,083
 122   Commercenter Business Park                                                 263,245        474,468     211,224
 123   San Rafael Business Center                                                 219,478        282,326      62,848
 124   Desert Sage Apartments                                                     145,740        274,025     128,285
 125   Garfield Avenue                                                            156,912        194,948      38,036


  52   Celebration VII                                                976,356      10,285   Walt Disney World Co.
  53   Montecito Apartments                                           710,028      48,000
  54   701 Del Norte                                                  587,870      18,815   Grateful Palate, Inc.
  55   Port Royal Village                                             622,172      19,400
  56   Corvallis Apartment Portfolio                                  744,437      63,600
  57   Gettysburg Shopping Center                                     690,586      14,076   Fleming Foods
  58   Capistrano Surf Center                                         564,120       5,202   Agostino Ristorante
  59   Ardentech Court                                                643,222      11,118   Versicor, Inc
  60   L&R Auto Park - Broadway                                       597,537      10,653   L&R Auto Park
  61   Valencia Executive Plaza                                       557,040      13,988   Kaiser Permanente
  62   CVS Portfolio                                                  563,824       1,770   CVS
 62a   CVS Portfolio - Bethlehem                                      286,145       1,770   CVS
 62b   CVS Portfolio - Hellertown                                     145,290           -   CVS
 62c   CVS Portfolio - Lehigh Street                                  132,389           -   CVS
  63   Weber Street Building                                          540,629       9,321   Sparks, Wilson, Borges, Brandt & Johnson
                                                                                            PC
  64   Williamsburg Village Shopping Center                           664,582      21,281   Brookshire
  65   Main Street Shopping Center                                    489,885       9,700   ALBERTSON'S
  66   Audubon Square                                                 495,204       3,066   Panera Bread
  67   Target Shopping Center                                         620,670      11,888   Linen's & Things
  68   Seville Plaza Shopping Center                                  510,440      32,693   Aaron's Rental Purchase
  69   Crystal Springs Shopping Center                                600,923      10,050   Publix
  70   Woods at Southlake                                             437,613      42,000
  71   Brookhollow Business Park                                      501,156       6,943   Woodside Homes of CA
  72   Anna's Vineyard Apartments                                     396,895      36,000
  73   Bullard West Apartments                                        436,842      16,000
  74   Hastings Drive                                                 409,154      10,310   Corporate Resource Systems, Inc.
  75   Abbey House                                                    420,280      24,000
  76   Railroad Industrial                                            375,885      22,854   Apex Computer
  77   West Allen Plaza                                               405,542       3,876   Murrays Discount Auto Stores
  78   1 & 3 Marcus Boulevard                                         441,773      15,632   AFLAC
  79   Stratford Arms Apartments                                      397,949      35,000
  80   First and Cedar Building                                       528,090      11,617   Cutter & Buck
  81   Shenandoah Square                                              356,766      16,769   Food Lion
  82   Southfield Commerce Center                                     364,526      22,317   Bonal Tech
  83   Eckerd Drug Portfolio                                          512,125       3,272   Eckerd Drug
 83a   Eckerd Drug - Spartanburg                                      256,171       1,636   Eckerd Drug
 83b   Eckerd Drug - Greenville                                       255,954       1,636   Eckerd Drug
  84   Heather Glen Apartments                                        356,892      24,300
  85   Hathaway Building                                              376,041       9,649   ICFFA, Inc.
  86   Gelb Plaza-Encino                                              399,830       6,687   Gallerie Salon, Inc.
  87   Bryman Office                                                  441,463      14,414   High-Tech Institute, Inc.
  88   Braeswood Atrium                                               343,885      44,408
  89   Westcreek and California Garden Apartments                     322,387      47,630
  90   East Grand Business Center                                     415,376      12,975   Expeditors International of Washington,
                                                                                            Inc.
  91   Cambridge Square Apartments                                    346,323      21,543
  92   Juliet Office Park - Building C & D                            325,157       4,789   Bank of Nevada
  93   Otis Spunkmeyer Headquarters                                   363,774      32,661   Otis Spunkmeyer, Inc.
  94   Burgundy House Apartments                                      384,266      39,900
  95   Golden Estates                                                 370,078      11,985
  96   4350 - 4374 Transport Street                                   314,277      19,656   Ferguson Enterprises
  97   Bedrosian Industrial Building                                  280,521       9,156   Paragon Industries (dba Bedrosian's Tile
                                                                                            and Marble)
  98   Hazel Crest Shopping Center                                    341,583      12,570   Mid K Beauty Supply
  99   High Voltage Breakers Building                                 338,493      10,590   GE-HITACHI-HVB, Inc.
 100   800 South Industry                                             265,987       7,109   IKON
 101   South Garfield Avenue                                          261,154      13,106   Essential Freight Systems, Inc.
 102   Belvedere Tiburon Office Park                                  354,675       5,319   Pension Benefit
 103   Heritage Apartments                                            352,038      36,000
 104   West Walnut Street                                             251,453      10,234   Best Trends
 105   Creekstone Duplexes 44                                         245,129      11,000
 106   Buena Park Shopping Center                                     252,788       6,617   Albertson's
 107   Sunset Village                                                 265,939       2,108   Jimmy K's Antiques
 108   Tanglewood Apartments                                          262,386      39,072
 109   Chaparral Plaza                                                268,834       2,958   Red, Hot & Blue
 110   Villas at the Woodlands Apartments                             234,695      16,000
 111   Creekstone Duplexes 42                                         233,861      10,500
 112   Eastowne Plaza II                                              229,833       3,488   Pier 1 Imports
 113   Handy Storage                                                  374,098       9,141
 114   Golden State Business Park                                     271,303      17,703   Internet Plus
 115   PETsMART, Dallas, TX                                           218,636       3,906   PETsMART, Inc.
 116   The Michigan Building and The V Building                       233,898       9,648    Various
 116a  The Michigan Building                                          129,001       5,785   Zein Group International
 116b  The V Building                                                 104,897       3,863   Greater Intergroup Association of
                                                                                            Alcoholics Anonymous
 117   Brentwood House Shopping Center                                217,293       9,672   J&S Hams
 118   Fairground Village                                             220,394      12,000
 119   Elsinore/Staples Store                                         196,638       4,809   Staples, Inc.
 120   Puerto Vista Mobile Estates                                    197,183       6,750
 121   Hickory Hollow Shopping Center                                 176,803       4,908   Experts on Sight
 122   Commercenter Business Park                                     205,805      13,640   GSA (Forest Service)
 123   San Rafael Business Center                                     194,762       5,149   Frito-Lay
 124   Desert Sage Apartments                                         129,740      16,000
 125   Garfield Avenue                                                141,754       3,757   Double D Enterprises


  52   Celebration VII                                                 68,566  6/30/2012
  53   Montecito Apartments
  54   701 Del Norte                                                   19,737  6/30/2005   Xibeo
  55   Port Royal Village
  56   Corvallis Apartment Portfolio
  57   Gettysburg Shopping Center                                      49,910  1/31/2009   Hollywood Entertainment
  58   Capistrano Surf Center                                           4,650  7/31/2006   Productive Learning & Leidure
  59   Ardentech Court                                                 55,588  11/19/2009
  60   L&R Auto Park - Broadway                                       106,529  5/31/2016
  61   Valencia Executive Plaza                                        10,934  12/18/2007  Executive Suites
  62   CVS Portfolio                                                   33,500    Various
 62a   CVS Portfolio - Bethlehem                                       13,500   1/1/2017   20 Min. Inc.
 62b   CVS Portfolio - Hellertown                                      10,000  1/31/2012
 62c   CVS Portfolio - Lehigh Street                                   10,000  1/31/2012
  63   Weber Street Building                                           17,239  7/31/2012   Van Gilder Insurance Corp.
  64   Williamsburg Village Shopping Center                            35,000  4/30/2006   Mr. Gatti Pizza Parlor
  65   Main Street Shopping Center                                     28,688   7/1/2014   BAKER'S SQUARE
  66   Audubon Square                                                   4,441  9/30/2011   Rockaway Bedding
  67   Target Shopping Center                                          32,000  4/30/2012   Michael's
  68   Seville Plaza Shopping Center                                   28,999  11/19/2005  Consolidated Stores (Big Lots)
  69   Crystal Springs Shopping Center                                 44,271  10/1/2021   Blockbuster
  70   Woods at Southlake
  71   Brookhollow Business Park                                        5,466  3/31/2007   Prudential/Pickford Realty, Lt
  72   Anna's Vineyard Apartments
  73   Bullard West Apartments
  74   Hastings Drive                                                  28,422  5/31/2009   Banner Plumbing Supply, Inc.
  75   Abbey House
  76   Railroad Industrial                                             24,000  9/30/2006   Milton Greens
  77   West Allen Plaza                                                 8,400  9/30/2011   Loveland's Hallmark
  78   1 & 3 Marcus Boulevard                                          18,593  12/31/2006  Research Foundation of NY
  79   Stratford Arms Apartments
  80   First and Cedar Building                                        23,858  10/31/2002  Paradigm Comm Group
  81   Shenandoah Square                                               28,350  9/27/2012   Peebles Department Store
  82   Southfield Commerce Center                                      11,603  5/31/2003   Grigg Graphic Services
  83   Eckerd Drug Portfolio                                           21,816    Various
 83a   Eckerd Drug - Spartanburg                                       10,908  10/16/2021
 83b   Eckerd Drug - Greenville                                        10,908  1/27/2020
  84   Heather Glen Apartments
  85   Hathaway Building                                                3,693  6/30/2003   Pacific Republic Mortgage Corp.
  86   Gelb Plaza-Encino                                                4,400  9/22/2006   Field Dynamics
  87   Bryman Office                                                   72,072  2/28/2008
  88   Braeswood Atrium
  89   Westcreek and California Garden Apartments
  90   East Grand Business Center                                      51,900  11/30/2005
  91   Cambridge Square Apartments
  92   Juliet Office Park - Building C & D                             11,831  11/30/2016  RBF Consulting Inc.
  93   Otis Spunkmeyer Headquarters                                    90,725  7/31/2005
  94   Burgundy House Apartments
  95   Golden Estates
  96   4350 - 4374 Transport Street                                    26,800  6/30/2007   Further, Inc.
  97   Bedrosian Industrial Building                                   11,934  4/30/2012   Health for All
  98   Hazel Crest Shopping Center                                     15,000  10/30/2013  Dollar General Store
  99   High Voltage Breakers Building                                  70,600  1/31/2006
 100   800 South Industry                                               7,648  2/28/2005   Community Planning
 101   South Garfield Avenue                                           65,531  3/31/2005
 102   Belvedere Tiburon Office Park                                    3,600  11/14/2003  Questus
 103   Heritage Apartments
 104   West Walnut Street                                              60,200  1/31/2005
 105   Creekstone Duplexes 44
 106   Buena Park Shopping Center                                      30,110  10/31/2014  Rite Aid
 107   Sunset Village                                                   4,570  2/28/2007   LA Gym Equipment
 108   Tanglewood Apartments
 109   Chaparral Plaza                                                  4,280  6/30/2010   Expressions in Tile
 110   Villas at the Woodlands Apartments
 111   Creekstone Duplexes 42
 112   Eastowne Plaza II                                                8,407  2/28/2011   Hunan Gardens
 113   Handy Storage
 114   Golden State Business Park                                      11,300  10/31/2007  C.A. Redding Company
 115   PETsMART, Dallas, TX                                            26,040  1/31/2014
 116   The Michigan Building and The V Building                       Various    Various   Various
 116a  The Michigan Building                                            8,924  8/31/2005   Neuschwanger Enterprises dba Packaging
                                                                                           Specialites
 116b  The V Building                                                   3,354  11/30/2004  Greater Seattle Floors
 117   Brentwood House Shopping Center                                  3,240  8/31/2003   Soccer USA
 118   Fairground Village
 119   Elsinore/Staples Store                                          17,176  1/31/2007
 120   Puerto Vista Mobile Estates
 121   Hickory Hollow Shopping Center                                   4,200  11/30/2003  S&K Famous Brands
 122   Commercenter Business Park                                      19,308  5/31/2003   AG Communications
 123   San Rafael Business Center                                       4,365     MTM      Cyr Miller Smoothill
 124   Desert Sage Apartments
 125   Garfield Avenue                                                  4,041  2/14/2003   Natura-Genics


  52   Celebration VII
  53   Montecito Apartments
  54   701 Del Norte                                                   11,902  2/28/2006   Prosource of Oxnard
  55   Port Royal Village
  56   Corvallis Apartment Portfolio
  57   Gettysburg Shopping Center                                       6,500  4/30/2010   Auto Zone
  58   Capistrano Surf Center                                           3,558  8/31/2003   The Dentist's Choice
  59   Ardentech Court
  60   L&R Auto Park - Broadway
  61   Valencia Executive Plaza                                        10,500  6/30/2007   Greg Kincaid d/b/a Sage Staffi
  62   CVS Portfolio
 62a   CVS Portfolio - Bethlehem                                        1,400  11/1/2003   Bodies in Motion
 62b   CVS Portfolio - Hellertown
 62c   CVS Portfolio - Lehigh Street
  63   Weber Street Building                                           11,763  7/31/2012   Kane, Donley & Johnson PC
  64   Williamsburg Village Shopping Center                             7,200  11/30/2003  Kelly-Moore Paint Company
  65   Main Street Shopping Center                                      4,550  3/31/2003   IDEAL CLEANERS
  66   Audubon Square                                                   3,200  10/1/1999   Hollywood Tanning Systems, Inc.
  67   Target Shopping Center                                          23,753  12/31/2011  Office Max
  68   Seville Plaza Shopping Center                                   28,675  1/31/2006   Bellsouth Telecommunications
  69   Crystal Springs Shopping Center                                  4,800  12/31/2006  Hallmark Cards
  70   Woods at Southlake
  71   Brookhollow Business Park                                        3,782  5/31/2004   Lyall Turbosonics, Inc.
  72   Anna's Vineyard Apartments
  73   Bullard West Apartments
  74   Hastings Drive                                                  23,991  7/31/2004   DHL Worldwide Express, Inc.
  75   Abbey House
  76   Railroad Industrial                                             15,000  4/30/2004   A-Top
  77   West Allen Plaza                                                 4,562  12/31/2006  Wholesome Group LLC (Panera Bread)
  78   1 & 3 Marcus Boulevard                                          10,827  11/15/2009  Citicorp North America, Inc
  79   Stratford Arms Apartments
  80   First and Cedar Building                                         5,384  6/30/2004   Great Northwest
  81   Shenandoah Square                                               17,765  1/31/2011   Ace Hardware
  82   Southfield Commerce Center                                      10,925  2/28/2005   Sav-On Drugs
  83   Eckerd Drug Portfolio
 83a   Eckerd Drug - Spartanburg
 83b   Eckerd Drug - Greenville
  84   Heather Glen Apartments
  85   Hathaway Building                                                3,457  6/30/2005   Saxe, Roth, Dokovan, Schwartz CPA
  86   Gelb Plaza-Encino                                                3,957  11/30/2002  RMG Management, Inc.
  87   Bryman Office
  88   Braeswood Atrium
  89   Westcreek and California Garden Apartments
  90   East Grand Business Center
  91   Cambridge Square Apartments
  92   Juliet Office Park - Building C & D                              6,006  12/31/2005  Lawyers Title
  93   Otis Spunkmeyer Headquarters
  94   Burgundy House Apartments
  95   Golden Estates
  96   4350 - 4374 Transport Street                                     7,576  2/28/2005   California Tile Supply
  97   Bedrosian Industrial Building                                    8,400  5/31/2006   Trucksmart
  98   Hazel Crest Shopping Center                                      8,340  7/30/2004   U.S. Postal Service
  99   High Voltage Breakers Building
 100   800 South Industry                                               7,266  8/31/2011   Trendwest Resorts
 101   South Garfield Avenue
 102   Belvedere Tiburon Office Park                                    2,588  9/30/2004   Crowe-Innes and Ass.
 103   Heritage Apartments
 104   West Walnut Street
 105   Creekstone Duplexes 44
 106   Buena Park Shopping Center                                      14,000  5/31/2003
 107   Sunset Village                                                   4,405  2/28/2007   Terra Bella-Italian Imports
 108   Tanglewood Apartments
 109   Chaparral Plaza                                                  3,250  7/31/2006   Commonwealth Land Title
 110   Villas at the Woodlands Apartments
 111   Creekstone Duplexes 42
 112   Eastowne Plaza II                                                4,143  8/31/2007   Rent-Way
 113   Handy Storage
 114   Golden State Business Park                                      10,490  9/30/2004   B & D Quality Water
 115   PETsMART, Dallas, TX
 116   The Michigan Building and The V Building                       Various    Various   Various
 116a  The Michigan Building                                            7,178  11/30/2004  Sudden Printing
 116b  The V Building                                                   2,875  3/31/2003   CF Malm Engineers
 117   Brentwood House Shopping Center                                  2,160  9/30/2003   Personal Touch Gifts
 118   Fairground Village
 119   Elsinore/Staples Store
 120   Puerto Vista Mobile Estates
 121   Hickory Hollow Shopping Center                                   3,600  1/31/2005   Mattress King
 122   Commercenter Business Park                                       8,560  10/31/2005  Engineering Resources
 123   San Rafael Business Center                                       3,635     MTM      Berkeley Nucleonics
 124   Desert Sage Apartments
 125   Garfield Avenue                                                  3,926  7/31/2004   Acu-Rite, Inc


  52   Celebration VII                                                                                                100.00%
  53   Montecito Apartments                                                                                           97.90%
  54   701 Del Norte                                                                   9,358        12/31/2010        93.00%
  55   Port Royal Village                                                                                             86.30%
  56   Corvallis Apartment Portfolio                                                                                  98.11%
  57   Gettysburg Shopping Center                                                      4,000        5/31/2006         91.80%
  58   Capistrano Surf Center                                                          2,376        8/31/2004         100.00%
  59   Ardentech Court                                                                                                100.00%
  60   L&R Auto Park - Broadway                                                                                       100.00%
  61   Valencia Executive Plaza                                                        5,032        2/28/2004         100.00%
  62   CVS Portfolio                                                                                                  100.00%
 62a   CVS Portfolio - Bethlehem                                                       1,400         8/1/2003         100.00%
 62b   CVS Portfolio - Hellertown                                                                                     100.00%
 62c   CVS Portfolio - Lehigh Street                                                                                  100.00%
  63   Weber Street Building                                                           6,287        7/31/2010         87.70%
  64   Williamsburg Village Shopping Center                                            6,800        7/31/2009         100.00%
  65   Main Street Shopping Center                                                     2,879        5/31/2007         97.15%
  66   Audubon Square                                                                  2,400        2/10/2000         100.00%
  67   Target Shopping Center                                                         23,500         7/1/2016         100.00%
  68   Seville Plaza Shopping Center                                                  18,297        3/31/2006         95.30%
  69   Crystal Springs Shopping Center                                                 3,360        2/28/2007         100.00%
  70   Woods at Southlake                                                                                             95.80%
  71   Brookhollow Business Park                                                       2,486        8/31/2002         91.80%
  72   Anna's Vineyard Apartments                                                                                     97.90%
  73   Bullard West Apartments                                                                                        100.00%
  74   Hastings Drive                                                                 16,322        3/14/2006         100.00%
  75   Abbey House                                                                                                    99.00%
  76   Railroad Industrial                                                            10,500        7/31/2003         100.00%
  77   West Allen Plaza                                                                4,550        11/30/2011        100.00%
  78   1 & 3 Marcus Boulevard                                                          9,896        10/31/2004        100.00%
  79   Stratford Arms Apartments                                                                                      93.00%
  80   First and Cedar Building                                                        4,476        8/30/2005         98.20%
  81   Shenandoah Square                                                              11,941        5/31/2006         100.00%
  82   Southfield Commerce Center                                                      7,677        1/31/2004         96.20%
  83   Eckerd Drug Portfolio                                                                                          100.00%
 83a   Eckerd Drug - Spartanburg                                                                                      100.00%
 83b   Eckerd Drug - Greenville                                                                                       100.00%
  84   Heather Glen Apartments                                                                                        97.50%
  85   Hathaway Building                                                               3,145        7/31/2004         87.33%
  86   Gelb Plaza-Encino                                                               2,989        3/31/2012         93.42%
  87   Bryman Office                                                                                                  100.00%
  88   Braeswood Atrium                                                                                               98.40%
  89   Westcreek and California Garden Apartments                                                                     96.80%
  90   East Grand Business Center                                                                                     100.00%
  91   Cambridge Square Apartments                                                                                    100.00%
  92   Juliet Office Park - Building C & D                                             3,054         8/5/2006         100.00%
  93   Otis Spunkmeyer Headquarters                                                                                   100.00%
  94   Burgundy House Apartments                                                                                      100.00%
  95   Golden Estates                                                                                                 95.30%
  96   4350 - 4374 Transport Street                                                    5,084        10/31/2002        100.00%
  97   Bedrosian Industrial Building                                                   5,184        9/30/2006         89.10%
  98   Hazel Crest Shopping Center                                                     8,250        1/31/2012         92.10%
  99   High Voltage Breakers Building                                                                                 100.00%
 100   800 South Industry                                                              6,413        6/30/2005         89.20%
 101   South Garfield Avenue                                                                                          100.00%
 102   Belvedere Tiburon Office Park                                                   2,305        4/30/2003         98.60%
 103   Heritage Apartments                                                                                            100.00%
 104   West Walnut Street                                                                                             100.00%
 105   Creekstone Duplexes 44                                                                                         98.00%
 106   Buena Park Shopping Center                                                                                     100.00%
 107   Sunset Village                                                                  2,715        2/28/2006         100.00%
 108   Tanglewood Apartments                                                                                          100.00%
 109   Chaparral Plaza                                                                 2,100        12/31/2005        93.91%
 110   Villas at the Woodlands Apartments                                                                             95.30%
 111   Creekstone Duplexes 42                                                                                         97.62%
 112   Eastowne Plaza II                                                               3,193        4/30/2005         100.00%
 113   Handy Storage                                                                                                  90.20%
 114   Golden State Business Park                                                     10,463        8/31/2005         100.00%
 115   PETsMART, Dallas, TX                                                                                           100.00%
 116   The Michigan Building and The V Building                                      Various          Various         100.00%
 116a  The Michigan Building                                                           2,378        3/31/2004         100.00%
 116b  The V Building                                                                  1,740        9/30/2004         100.00%
 117   Brentwood House Shopping Center                                                 1,852        2/28/2003         98.16%
 118   Fairground Village                                                                                             95.00%
 119   Elsinore/Staples Store                                                                                         100.00%
 120   Puerto Vista Mobile Estates                                                                                    87.41%
 121   Hickory Hollow Shopping Center                                                  3,585        6/30/2003         90.83%
 122   Commercenter Business Park                                                      7,049        8/31/2003         100.00%
 123   San Rafael Business Center                                                      3,456           MTM            100.00%
 124   Desert Sage Apartments                                                                                         98.44%
 125   Garfield Avenue                                                                 3,647        12/31/2003        100.00%


  52   Celebration VII                                                          6/28/2002               -             -
  53   Montecito Apartments                                                     6/27/2002               -         3,712
  54   701 Del Norte                                                            6/18/2002               -             -
  55   Port Royal Village                                                       7/15/2002               -         1,617
  56   Corvallis Apartment Portfolio                                            4/24/2002               -             -
  57   Gettysburg Shopping Center                                               5/22/2002               -             -
  58   Capistrano Surf Center                                                    2/4/2002             434           434
  59   Ardentech Court                                                          6/28/2002               -           926
  60   L&R Auto Park - Broadway                                                  6/1/2002               -             -
  61   Valencia Executive Plaza                                                 7/22/2002               -         1,050
  62   CVS Portfolio                                                             4/1/2002             303           303
 62a   CVS Portfolio - Bethlehem                                                 4/1/2002             148           148
 62b   CVS Portfolio - Hellertown                                                4/1/2002              83            83
 62c   CVS Portfolio - Lehigh Street                                             4/1/2002              83            83
  63   Weber Street Building                                                    7/16/2002               -           390
  64   Williamsburg Village Shopping Center                                     6/30/2002               -         1,153
  65   Main Street Shopping Center                                              8/12/2002               -           799
  66   Audubon Square                                                           5/16/2002             170           170
  67   Target Shopping Center                                                    5/4/2002               -             -
  68   Seville Plaza Shopping Center                                             6/1/2002               -         1,744
  69   Crystal Springs Shopping Center                                           5/2/2002               -             -
  70   Woods at Southlake                                                       5/24/2002               -         3,000
  71   Brookhollow Business Park                                                7/15/2002               -             -
  72   Anna's Vineyard Apartments                                               6/25/2002               -         3,228
  73   Bullard West Apartments                                                  6/10/2002               -         1,250
  74   Hastings Drive                                                           5/24/2002               -           573
  75   Abbey House                                                              5/23/2002           2,000         2,000
  76   Railroad Industrial                                                       7/3/2002               -         1,350
  77   West Allen Plaza                                                         6/24/2002               -           166
  78   1 & 3 Marcus Boulevard                                                   6/27/2002               -             -
  79   Stratford Arms Apartments                                                7/25/2002               -         2,500
  80   First and Cedar Building                                                 6/20/2002               -           500
  81   Shenandoah Square                                                        3/31/2002               -         1,397
  82   Southfield Commerce Center                                                6/1/2002               -         1,900
  83   Eckerd Drug Portfolio                                                    4/30/2002               -             -
 83a   Eckerd Drug - Spartanburg                                                4/30/2002               -             -
 83b   Eckerd Drug - Greenville                                                 4/30/2002               -             -
  84   Heather Glen Apartments                                                  8/15/2002               -         1,688
  85   Hathaway Building                                                        7/15/2002               -             -
  86   Gelb Plaza-Encino                                                        3/21/2002               -             -
  87   Bryman Office                                                            5/22/2002               -         1,201
  88   Braeswood Atrium                                                         6/27/2002               -         3,701
  89   Westcreek and California Garden Apartments                                8/1/2002               -         3,969
  90   East Grand Business Center                                               3/25/2002               -           550
  91   Cambridge Square Apartments                                              3/31/2002               -             -
  92   Juliet Office Park - Building C & D                                      6/20/2002               -           220
  93   Otis Spunkmeyer Headquarters                                             5/22/2002               -             -
  94   Burgundy House Apartments                                                3/27/2002               -             -
  95   Golden Estates                                                            4/1/2002               -             -
  96   4350 - 4374 Transport Street                                             7/25/2002               -             -
  97   Bedrosian Industrial Building                                             8/1/2002               -             -
  98   Hazel Crest Shopping Center                                              7/10/2002               -           753
  99   High Voltage Breakers Building                                           7/18/2002               -             -
 100   800 South Industry                                                        8/7/2002               -           296
 101   South Garfield Avenue                                                    3/25/2002          25,000         1,103
 102   Belvedere Tiburon Office Park                                            6/30/2002               -             -
 103   Heritage Apartments                                                      3/21/2002               -             -
 104   West Walnut Street                                                       3/25/2002               -           843
 105   Creekstone Duplexes 44                                                   5/28/2002             917           917
 106   Buena Park Shopping Center                                                3/1/2002             551           551
 107   Sunset Village                                                            4/8/2002               -             -
 108   Tanglewood Apartments                                                    3/21/2002               -             -
 109   Chaparral Plaza                                                          4/23/2002               -           247
 110   Villas at the Woodlands Apartments                                       5/31/2002               -         1,066
 111   Creekstone Duplexes 42                                                   5/28/2002             875           875
 112   Eastowne Plaza II                                                         4/1/2002     20,000(LOC)             -
 113   Handy Storage                                                             7/1/2002           9,700             -
 114   Golden State Business Park                                               3/25/2002               -             -
 115   PETsMART, Dallas, TX                                                      5/5/2002               -             -
 116   The Michigan Building and The V Building                                 6/25/2002           5,550           835
 116a  The Michigan Building                                                    6/25/2002
 116b  The V Building                                                           6/25/2002
 117   Brentwood House Shopping Center                                          6/26/2002               -           802
 118   Fairground Village                                                       5/22/2002               -             -
 119   Elsinore/Staples Store                                                   3/14/2002               -           407
 120   Puerto Vista Mobile Estates                                              6/10/2002               -           563
 121   Hickory Hollow Shopping Center                                           6/26/2002               -           406
 122   Commercenter Business Park                                               6/21/2002               -         1,134
 123   San Rafael Business Center                                               3/15/2002               -             -
 124   Desert Sage Apartments                                                   5/28/2002               -         1,333
 125   Garfield Avenue                                                          4/23/2002               -           313


  52   Celebration VII                                                                                -          -          -
  53   Montecito Apartments                                                                           -          -      5,406
  54   701 Del Norte                                                                                  -          -      7,565
  55   Port Royal Village                                                                             -          -      4,105
  56   Corvallis Apartment Portfolio                                                                  -          -          -
  57   Gettysburg Shopping Center                                                                     -          -      7,067
  58   Capistrano Surf Center                                                                     3,583      3,583      4,966
  59   Ardentech Court                                                                        1,316,580      5,367     11,302
  60   L&R Auto Park - Broadway                                                                       -          -          -
  61   Valencia Executive Plaza                                                                       -      4,166      6,022
  62   CVS Portfolio                                                                                  -          -      4,691
 62a   CVS Portfolio - Bethlehem                                                                      -          -      1,995
 62b   CVS Portfolio - Hellertown                                                                     -          -      1,112
 62c   CVS Portfolio - Lehigh Street                                                                  -          -      1,584
  63   Weber Street Building                                                                          -  2,500(13)      6,557
  64   Williamsburg Village Shopping Center                                                           -      6,400     11,241
  65   Main Street Shopping Center                                                                    -      1,744      3,151
  66   Audubon Square                                                                             1,250      1,250      5,892
  67   Target Shopping Center                                                                         -          -          -
  68   Seville Plaza Shopping Center                                                                  -      6,250      4,579
  69   Crystal Springs Shopping Center                                                                -          -          -
  70   Woods at Southlake                                                                             -          -      3,256
  71   Brookhollow Business Park                                                                      -          -      9,695
  72   Anna's Vineyard Apartments                                                                     -          -     10,742
  73   Bullard West Apartments                                                                        -          -        312
  74   Hastings Drive                                                                                 -      1,700      6,002
  75   Abbey House                                                                                    -          -      4,608
  76   Railroad Industrial                                                                       35,000      2,500      4,820
  77   West Allen Plaza                                                                          50,000  2,150(14)      6,771
  78   1 & 3 Marcus Boulevard                                                                         -          -     10,343
  79   Stratford Arms Apartments                                                                      -          -      2,947
  80   First and Cedar Building                                                                       -      3,000      5,550
  81   Shenandoah Square                                                                              -          -      3,052
  82   Southfield Commerce Center                                                               100,000      2,500     12,397
  83   Eckerd Drug Portfolio                                                                          -          -          -
 83a   Eckerd Drug - Spartanburg                                                                      -          -          -
 83b   Eckerd Drug - Greenville                                                                       -          -          -
  84   Heather Glen Apartments                                                                        -          -      3,071
  85   Hathaway Building                                                                              -          -          -
  86   Gelb Plaza-Encino                                                                              -          -          -
  87   Bryman Office                                                                                  -          -          -
  88   Braeswood Atrium                                                                               -          -      6,727
  89   Westcreek and California Garden Apartments                                                     -          -      4,643
  90   East Grand Business Center                                                                     -      6,000      2,322
  91   Cambridge Square Apartments                                                                    -          -          -
  92   Juliet Office Park - Building C & D                                                            -      2,400      1,681
  93   Otis Spunkmeyer Headquarters                                                                   -          -          -
  94   Burgundy House Apartments                                                                      -          -      4,899
  95   Golden Estates                                                                                 -          -      2,390
  96   4350 - 4374 Transport Street                                                                   -          -      3,210
  97   Bedrosian Industrial Building                                                                  -          -      2,539
  98   Hazel Crest Shopping Center                                                                    -      4,150     19,443
  99   High Voltage Breakers Building                                                                 -          -          -
 100   800 South Industry                                                                             -      1,500      3,098
 101   South Garfield Avenue                                                                    100,000          -      2,420
 102   Belvedere Tiburon Office Park                                                                  -          -      3,142
 103   Heritage Apartments                                                                            -          -      4,695
 104   West Walnut Street                                                                       100,000          -      3,295
 105   Creekstone Duplexes 44                                                                         -          -      2,750
 106   Buena Park Shopping Center                                                                     -          -      2,587
 107   Sunset Village                                                                                 -        958      1,500
 108   Tanglewood Apartments                                                                          -          -      3,793
 109   Chaparral Plaza                                                                                -        900      3,852
 110   Villas at the Woodlands Apartments                                                             -          -      1,719
 111   Creekstone Duplexes 42                                                                         -          -      2,625
 112   Eastowne Plaza II                                                                    48,000(LOC)          -          -
 113   Handy Storage                                                                                  -          -      4,114
 114   Golden State Business Park                                                                     -          -      1,734
 115   PETsMART, Dallas, TX                                                                           -        900          -
 116   The Michigan Building and The V Building                                                       -          -      2,005
 116a  The Michigan Building
 116b  The V Building
 117   Brentwood House Shopping Center                                                           42,687      1,800      2,315
 118   Fairground Village                                                                             -          -      4,264
 119   Elsinore/Staples Store                                                                         -        925      3,650
 120   Puerto Vista Mobile Estates                                                                    -          -      3,212
 121   Hickory Hollow Shopping Center                                                                 -      1,200      2,509
 122   Commercenter Business Park                                                                     -      3,645      4,966
 123   San Rafael Business Center                                                                     -          -      1,538
 124   Desert Sage Apartments                                                                         -          -      1,544
 125   Garfield Avenue                                                                           50,000          -      1,181


  52   Celebration VII                                                                     -      7/16/2002       7/15/2002
  53   Montecito Apartments                                                            2,854       1/7/2002        1/4/2002
  54   701 Del Norte                                                                       -      5/22/2002       5/17/2002
  55   Port Royal Village                                                                  -      10/12/2001      10/12/2001
  56   Corvallis Apartment Portfolio                                                       -      4/10/2002        4/5/2002
  57   Gettysburg Shopping Center                                                          -      3/14/2001       12/21/2001
  58   Capistrano Surf Center                                                          1,168       2/8/2002        2/8/2002
  59   Ardentech Court                                                                 4,421       5/1/2002        5/3/2002
  60   L&R Auto Park - Broadway                                                            -      5/20/2002        7/9/2002
  61   Valencia Executive Plaza                                                          680       5/2/2002       4/29/2002
  62   CVS Portfolio                                                                       -       Various         Various
 62a   CVS Portfolio - Bethlehem                                                           -      4/16/2002       4/18/2002
 62b   CVS Portfolio - Hellertown                                                          -      4/16/2002       4/18/2002
 62c   CVS Portfolio - Lehigh Street                                                       -      4/17/2002       4/16/2002
  63   Weber Street Building                                                           1,491      5/31/2002        7/1/2002
  64   Williamsburg Village Shopping Center                                            2,063      8/22/2001       8/21/2001
  65   Main Street Shopping Center                                                       340      3/18/2002       2/21/2002
  66   Audubon Square                                                                  1,156       7/8/2002       8/12/2002
  67   Target Shopping Center                                                              -      7/12/2002       5/28/2002
  68   Seville Plaza Shopping Center                                                   2,439      10/3/2001       10/2/2001
  69   Crystal Springs Shopping Center                                                     -      7/12/2002       5/27/2002
  70   Woods at Southlake                                                              2,038      12/11/2001      12/11/2001
  71   Brookhollow Business Park                                                           -      6/25/2002       6/17/2002
  72   Anna's Vineyard Apartments                                                      1,121       8/8/2000       7/26/2000
  73   Bullard West Apartments                                                           523      4/24/2002        5/2/2002
  74   Hastings Drive                                                                  1,022      2/21/2002       2/22/2002
  75   Abbey House                                                                         -      6/10/2002       6/10/2002
  76   Railroad Industrial                                                                 -      5/31/2002       5/24/2002
  77   West Allen Plaza                                                                  896      3/13/2002        3/1/2002
  78   1 & 3 Marcus Boulevard                                                            489      9/26/2001       9/26/2001
  79   Stratford Arms Apartments                                                       1,769      12/12/2001      12/11/2001
  80   First and Cedar Building                                                        2,910      1/14/2002       2/20/2002
  81   Shenandoah Square                                                               1,066      5/16/2002       5/16/2002
  82   Southfield Commerce Center                                                      2,728      8/24/2001       8/22/2001
  83   Eckerd Drug Portfolio                                                               -       Various         Various
 83a   Eckerd Drug - Spartanburg                                                           -      7/12/2002       5/24/2002
 83b   Eckerd Drug - Greenville                                                            -      6/25/2002       5/28/2002
  84   Heather Glen Apartments                                                         2,093      5/15/2002       5/15/2002
  85   Hathaway Building                                                                   -         NAP          5/21/2002
  86   Gelb Plaza-Encino                                                                   -         NAP          2/22/2002
  87   Bryman Office                                                                       -         NAP          4/25/2002
  88   Braeswood Atrium                                                                2,908       4/1/2002        4/1/2002
  89   Westcreek and California Garden Apartments                                      5,138       3/6/2002       6/11/2002
  90   East Grand Business Center                                                        527      4/19/2002       4/18/2002
  91   Cambridge Square Apartments                                                         -         NAP          3/20/2002
  92   Juliet Office Park - Building C & D                                               842      10/23/2001      10/18/2001
  93   Otis Spunkmeyer Headquarters                                                        -      5/15/2002        5/2/2002
  94   Burgundy House Apartments                                                       1,438      2/22/2002       2/21/2002
  95   Golden Estates                                                                  1,132         NAP          2/11/2002
  96   4350 - 4374 Transport Street                                                        -      6/14/2002       7/15/2002
  97   Bedrosian Industrial Building                                                     397      5/29/2002       6/18/2002
  98   Hazel Crest Shopping Center                                                     1,797      9/10/2001       9/10/2001
  99   High Voltage Breakers Building                                                      -         NAP           5/7/2002
 100   800 South Industry                                                                  -      1/31/2002       1/28/2002
 101   South Garfield Avenue                                                           1,628         NAP          2/20/2002
 102   Belvedere Tiburon Office Park                                                     260      3/14/2002        3/4/2002
 103   Heritage Apartments                                                             1,601      2/27/2002       2/14/2002
 104   West Walnut Street                                                              1,370         NAP          2/19/2002
 105   Creekstone Duplexes 44                                                            874      6/10/2002        6/7/2002
 106   Buena Park Shopping Center                                                          -      3/26/2002       3/18/2002
 107   Sunset Village                                                                    375         NAP          3/18/2002
 108   Tanglewood Apartments                                                           1,465      2/27/2002       2/11/2002
 109   Chaparral Plaza                                                                   332         NAP          3/29/2002
 110   Villas at the Woodlands Apartments                                              1,005      2/12/2002       2/12/2002
 111   Creekstone Duplexes 42                                                            844      6/10/2002        6/7/2002
 112   Eastowne Plaza II                                                                   -      4/18/2002       6/27/2002
 113   Handy Storage                                                                   2,222      12/3/2001       12/3/2001
 114   Golden State Business Park                                                        277         NAP          11/13/2001
 115   PETsMART, Dallas, TX                                                                -         NAP          5/25/2002
 116   The Michigan Building and The V Building                                        1,013      4/19/2002        4/8/2002
 116a  The Michigan Building                                                                      4/19/2002        4/8/2002
 116b  The V Building                                                                             4/19/2002        4/8/2002
 117   Brentwood House Shopping Center                                                   543         NAP           5/2/2002
 118   Fairground Village                                                                692         NAP          4/24/2002
 119   Elsinore/Staples Store                                                            321         NAP          2/28/2002
 120   Puerto Vista Mobile Estates                                                       195         NAP           5/2/2002
 121   Hickory Hollow Shopping Center                                                    363         NAP           5/2/2002
 122   Commercenter Business Park                                                        601         NAP          5/13/2002
 123   San Rafael Business Center                                                        565         NAP          5/14/2002
 124   Desert Sage Apartments                                                            668         NAP          5/10/2002
 125   Garfield Avenue                                                                   195         NAP           4/2/2002


  52   Celebration VII                                                             7/1/2002
  53   Montecito Apartments                                                       12/26/2001
  54   701 Del Norte                                                              5/10/2002
  55   Port Royal Village                                                         10/10/2001
  56   Corvallis Apartment Portfolio                                              3/26/2002
  57   Gettysburg Shopping Center                                                  6/1/2002
  58   Capistrano Surf Center                                                     1/10/2002
  59   Ardentech Court                                                            4/23/2002
  60   L&R Auto Park - Broadway                                                   5/20/2002
  61   Valencia Executive Plaza                                                    5/2/2002
  62   CVS Portfolio                                                               4/8/2002
 62a   CVS Portfolio - Bethlehem                                                   4/8/2002
 62b   CVS Portfolio - Hellertown                                                  4/8/2002
 62c   CVS Portfolio - Lehigh Street                                               4/8/2002
  63   Weber Street Building                                                      5/22/2002
  64   Williamsburg Village Shopping Center                                       8/15/2001
  65   Main Street Shopping Center                                                2/14/2002
  66   Audubon Square                                                             7/12/2002
  67   Target Shopping Center                                                      5/1/2002
  68   Seville Plaza Shopping Center                                              9/28/2001
  69   Crystal Springs Shopping Center                                             2/8/2002
  70   Woods at Southlake                                                         12/7/2001
  71   Brookhollow Business Park                                                   6/6/2002
  72   Anna's Vineyard Apartments                                                 7/20/2000
  73   Bullard West Apartments                                                    4/30/2002
  74   Hastings Drive                                                              6/1/2002
  75   Abbey House                                                                 6/6/2002
  76   Railroad Industrial                                                        5/21/2002
  77   West Allen Plaza                                                            3/5/2002
  78   1 & 3 Marcus Boulevard                                                     9/13/2001
  79   Stratford Arms Apartments                                                  12/7/2001
  80   First and Cedar Building                                                   12/11/2001
  81   Shenandoah Square                                                          3/19/2002
  82   Southfield Commerce Center                                                 8/14/2001
  83   Eckerd Drug Portfolio                                                       Various
 83a   Eckerd Drug - Spartanburg                                                   5/7/2002
 83b   Eckerd Drug - Greenville                                                   5/13/2002
  84   Heather Glen Apartments                                                     5/2/2002
  85   Hathaway Building                                                          5/24/2002
  86   Gelb Plaza-Encino                                                          2/21/2002
  87   Bryman Office                                                              4/22/2002
  88   Braeswood Atrium                                                           3/18/2002
  89   Westcreek and California Garden Apartments                                  3/1/2002
  90   East Grand Business Center                                                  4/2/2002
  91   Cambridge Square Apartments                                                 3/6/2002
  92   Juliet Office Park - Building C & D                                        11/15/2001
  93   Otis Spunkmeyer Headquarters                                               5/13/2002
  94   Burgundy House Apartments                                                   2/7/2002
  95   Golden Estates                                                             2/18/2002
  96   4350 - 4374 Transport Street                                                6/4/2002
  97   Bedrosian Industrial Building                                              5/24/2002
  98   Hazel Crest Shopping Center                                                9/10/2001
  99   High Voltage Breakers Building                                             4/15/2002
 100   800 South Industry                                                         1/22/2002
 101   South Garfield Avenue                                                      2/14/2002
 102   Belvedere Tiburon Office Park                                               3/8/2002
 103   Heritage Apartments                                                        2/16/2002
 104   West Walnut Street                                                         2/14/2002
 105   Creekstone Duplexes 44                                                      6/4/2002
 106   Buena Park Shopping Center                                                 1/22/2002
 107   Sunset Village                                                             3/15/2002
 108   Tanglewood Apartments                                                      2/16/2002
 109   Chaparral Plaza                                                            3/25/2002
 110   Villas at the Woodlands Apartments                                         2/11/2002
 111   Creekstone Duplexes 42                                                      6/4/2002
 112   Eastowne Plaza II                                                          4/15/2002
 113   Handy Storage                                                              11/20/2001
 114   Golden State Business Park                                                 11/16/2001
 115   PETsMART, Dallas, TX                                                       5/23/2002
 116   The Michigan Building and The V Building                                   3/21/2002
 116a  The Michigan Building                                                      3/21/2002
 116b  The V Building                                                             3/21/2002
 117   Brentwood House Shopping Center                                             5/6/2002
 118   Fairground Village                                                         4/26/2002
 119   Elsinore/Staples Store                                                     1/25/2002
 120   Puerto Vista Mobile Estates                                                 5/3/2002
 121   Hickory Hollow Shopping Center                                             4/26/2002
 122   Commercenter Business Park                                                  5/7/2002
 123   San Rafael Business Center                                                 5/17/2002
 124   Desert Sage Apartments                                                      5/2/2002
 125   Garfield Avenue                                                            3/12/2002


(1) BSCMI - Bear Stearns Commercial Mortgae Corporation, Inc., BSFI - Bear, Stearns Funding, Inc., PMCF - Prudential Mortgage Capital Funding, LLC, WFB - Wells Fargo Bank

(2) Annual Debt Service payments and Monthly Debt Service payments for loans with partial interest-only periods are shown before the expiration of the interest-only period.

(3) The 50 Danbury loan has interest only payments up to and including the September 1, 2004 payment date. The payment reflected represents the payment as of the cut-off date which is based on a 30 day month for September interest in arrears. The loan will then begin to amortize over a 300 month schedule with payments of $254,209.31being made over the remaining term of the loan.

(4) The Shopps at Beacon Light loan was funded in an initial amount in June 2001 of $7,500,000 at a rate of 7.20% amortizing over a 300 month period. An earnout funding occurred In November 2001 of $1,000,000 at a rate of 7.38% amortizing over a 295 month period. The monthly payment from the initial funding is $53,969.15 and the monthly payment from the second funding is $7,355.30.

(5) The Cherry Valley loan was funded in an initial amount in June 2002 of $7,300,000 at a rate of 7.275% amortizing over a 360 month period. An earndown of the initial interest rate occurred in August 2002 in the amount of 15bps to a rate of 7.125% amortizing over a 359 month period on a balance of $7,295,808.75. The monthly payment from the initial funding was $49,922.71.

(6) On June 1, 2002, The Washington Square Medical Center note was amended to reflect an increase in the interest rate from 7.37% to 7.52% and an increase in monthly debt service from $49,704.08 to $50,459.48 effective after June 1, 2002. In addition, the loan was recast with the balance as of 6/1/02 of $7,186,410.72 to amortize over the remaining 357 months of the original amortization term.

(7) The Eastgate Square - Phase VI loan was funded in an initial amount in February 2002 of $5,800,000 at a rate of 7.3300% amortizing over a 360 month period. An earnout funding occurred In August 2002 of $800,000 at a rate of 5.840% amortizing over a 353 month period. The monthly payment from the initial funding is $39,881.43 and the monthly payment from the second funding is $4,749.04.

(8) On August 15, 2002, the Anna's Vineyard Apartments note was amended and restated to reflect the current terms.

(9) Lockbox types are defined in the section entitled "Description of the Mortgage Pool - Cash Management Agreements" of the Prospectus Supplement

(10) The 50 Danbury Road loan Monthly TI/LC Reserve Payments commence on May 1, 2007.

(11) The 1111 North Capitol Street Building loan Monthly TI/LC Reserve Payments commence on October 1, 2008 unless the Smithsonian Institution renews it's lease to September 30, 2016 or an acceptable single tenant leases the space to September 30, 2016.

(12) The Simi Valley Retail and Office Center loan Monthly TI/LC Reserve Payments decrease to $6,500 after the first 12 months of the loan term.

(13) The Weber Street Building loan Monthly TI/LC Reserve Payments increase to $3,335 after the 24th month of the loan term, to $3,750 after the 48th month of the loan term, and to $4,165 until maturity.

(14) The West Allen Plaza loan Monthly TI/LC Reserve Payments commence on June 1, 2004.